                                                         BB&T Funds
                                            Sensible Investing for Generations


                                   [GRAPHIC]



           Semi-Annual
                              Report
                                           To Shareholders

                                            March 31, 2000

                               TABLE OF CONTENTS

              Letter from the Chairman and the Investment Advisor
                                     Page 2
                               Performance Report
                                     Page 2
                      Statements of Assets and Liabilities
                                    Page 15
                            Statements of Operations
                                    Page 22
                      Statements of Changes in Net Assets
                                    Page 26
                       Schedules of Portfolio Investments
                                    Page 33
                         Notes to Financial Statements
                                    Page 64
                              Financial Highlights
                                    Page 81

                    [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

Letter from the Chairman and the Investment Advisor

Dear Shareholders:

We are pleased to send you this semi annual report for the six months ended March 31, 2000. A period during which the markets treated investors to the loftiest of highs, the most humbling of lows and just about every emotion in between.

As for our fund family, it was a time of change, revitalization and excitement. In December 1999, we introduced the BB&T Intermediate Corporate Bond Fund, to help you, our shareholders, take advantage of historically generous yield opportunities in the corporate debt market. Joining our Intermediate U.S. Government Bond Fund, Short-Intermediate U.S. Government Income Fund, three municipal bond funds and two money market options, the Intermediate Corporate Bond Fund completes a truly expansive lineup. In our opinion, this lineup gives fixed-income investors just about every choice they need to generate income or diversify their portfolios.

In addition, in December, we took steps to build on a cross-disciplinary team approach that enables you to benefit from the pooled expertise of BB&T's investment resources, including our investment and risk management professionals and our proprietary analytical tools.

Therefore, we formally established four portfolio management teams, each were assigned responsibility for managing individual funds:

Fixed Income Portfolio Management Team
Intermediate U.S. Government Bond Fund
Short-Intermediate U.S. Government Income Fund
Intermediate Corporate Bond Fund
North Carolina Intermediate Tax-Free Fund/1/,/2/
South Carolina Intermediate Tax-Free Fund/1/,/2/
Virginia Intermediate Tax-Free Fund/1/,/2/
U.S. Treasury Money Market Fund/3/

Balanced Portfolio Management Team
Balanced Fund
Capital Manager Growth Fund
Capital Manager Moderate Growth Fund
Capital Manager Conservative Growth Fund

Value Equity Portfolio Management Team
Growth and Income Stock Fund

Growth Equity Portfolio Management Team
Large Company Growth Fund

This shift to a team concept for the majority of our funds will enhance our internal management processes and add value to the services we provide to you. The BB&T International Equity Fund/5/ has also switched from an individual portfolio manager to a team management. The BB&T International Equity Fund/5/, Small Company Growth Fund/4/ and Prime Money Market Fund/3/ continue to be managed superbly by their respective subadvisors.
--------------------------------------------------------------------------------
/1/The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. /2/Regional investing may incur additional risks since investments are limited to one geographical area.
/3/An investment in the Fund is not insured nor guaranteed by the FDIC or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
/4/Small-capitlization funds typically carry additional risks since smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.
/5/International investing involves increased risk and volatility.

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Stocks: A Cold Shower Douses the Sizzling Tech Rally

For some time, we had been concerned about the extraordinarily high valuations of the relative handful of white-hot technology stocks driving market indices higher the last two years. With prices soaring to levels, we believed to be unsustainable, we recommended that investors diversify across many different assets classes--a good rule in any type of market.

Nevertheless, the tech-powered NASDAQ Composite Index/6/ rose ever higher through the first five-and-a-half months of the period, peaking on March 10. Then came a reversal so quick and grave that it took away the breath of many investors truly unaware that stocks can sink as fast as they rise. As we write this letter near the end of April, the NASDAQ has shown some signs of life, but the average is still 28 percent below its peak. The Dow Jones Industrial Average/7/ and the S&P 500 Index/8/ also are down from their best levels, though much less dramatically than the NASDAQ.

Looking ahead, we do not see this volatility slowing any time soon. The Federal Reserve Board (the "Fed") has committed itself to preventing an eruption of inflation and rising interest rates are never good news for stocks. The consumer is still spending money at a feverish pace, wage costs are rising and excess manufacturing capacity has disappeared; we believe these circumstances could fuel inflation fears going forward.

Having sounded that note of caution, we are still very positive about the stock market over the next six to 12 months. The economy is healthy--the longest economic expansion in U.S. history continued through the first quarter of 2000. In our opinion, we do not see a major recession on the horizon, although we will not be surprised by a slowdown later in the year. However, if active, prudent stock picking has been important in the past, it will be even more critical to our, and your, success in the future. We feel investors will become more selective, especially in the technology and biotech sectors, insisting on not just the promise of revenues, but real, sustainable earnings growth.

Bonds: Treasury Curve Inversion Rewards Long Bonds

Committed to dampening any threat of inflation, the Fed raised short-term interest rates three times during the period: on November 16, February 2 and March 21 (the March decision marked the fifth consecutive rate hike in nine months). Normally, higher rates translate into lower bond prices, as rates and prices move in opposite directions. That was precisely what fixed-income investors saw happen on the short end of the yield curve, the region most directly affected by the Fed's actions.

The long end of the yield curve, however, was a different story. Impressed by the U.S. Treasury's announcement of a future buyback of long-term debt and convinced that long-term rates would eventually decline, fixed-income investors bid up the prices of long bonds.

As a result, the U.S. Treasury yield curve became fully inverted, with short-term yields higher than long-term yields. As you will read in the individual fund reports that follow this letter, we feel that we correctly anticipated this turn of events and our shareholders profited from our decision to lengthen the average maturities of our bond portfolios. (Note: Going forward, we will be measuring the interest-rate sensitivity of our fixed-income funds by
--------------------------------------------------------------------------------
/6/NASDAQ Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National market System-traded foreign common stocks and American Depositary Receipts.
/7/The Dow Jones Industrial Average is a price-weighted average based on the price movements of 30 blue-chip stocks.
/8/The S&P 500 Stock Index is an unmanaged index that consists of 500 stocks chosen for market size, liquidity and group representation and is one of the most widely used benchmarks of U.S. equity performers.
Investors cannot invest directly in an index, although they can invest in the underlying securities.

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

"duration," rather than average maturity. An accurate measure of bonds' price risk, duration will enable us to more effectively manage our fixed-income portfolios for shareholders.)

However, in this fast-changing market, what is past is very old news and we are forward thinking investors. With that in mind, we believe that the Fed is far from done in its fight against inflation. We expect at least two more rate increases this year, and even that might not be the end of it. Despite Fed Chairman Alan Greenspan's fondness for making highly enigmatic public statements, he has been perfectly clear on one issue: The Fed will continue to raise rates until the members of the Federal Open Market Committee feel that inflation is under control.

What are the implications for stocks and bonds in such a highly charged, interest-rate environment? We do not pretend to know where the averages will stand when the dust settles, but we are fairly certain that we are in for a period of continued market gyrations. The last six months have reinforced the fact that the markets are nothing, if not capricious and mercurial. Nevertheless, with uncertainty, comes opportunity. Therefore, we pledge to remain sensible, yet opportunistic, managers of your money.

As always, we thank you for continued support and look forward to serving your investment needs.

Sincerely,

/s/ Walter B. Grimm
Walter B. Grimm
Chairman
BB&T Funds

/s/ David C. McMahon
David C. McMahon
Executive Vice President and Chief Investment Officer
Branch Banking and Trust Company


--------------------------------------------------------------------------------
Past performance is not indicative of future results.
This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. The BB&T Funds are distributed by BISYS Fund Services LP.
The BB&T Funds are NOT FDIC INSURED and are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. Investment products involve investment risk, including the possible loss of principal.

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The BB&T International Equity Fund+

During the most recent six months, we experienced strong performance from international markets; there were strong returns across the board for international funds in general, and our Fund in particular.

The period was split quite neatly into two distinct calendar quarters. Most of the Fund's returns, in absolute terms, came during the fourth quarter of 1999, while the first quarter of 2000 was basically flat for foreign stocks.

The big story at the beginning of the period was Y2K, or rather, the lack of Y2K-related issues that had been widely feared. By the time we got to October and early November, most governments were saying that their Y2K testing had been completed and that few problems were anticipated. Consequently, the markets became much more sanguine about Y2K and stock prices began to move sharply higher, sparking an explosive year-end rally--particularly in some of the smaller markets, such as Hong Kong, Singapore and Scandinavia. For example, Finland's stock market was up 111% for the period as a whole.

In the second half of the period, the first quarter of 2000, a different story emerged, as the MSCI EAFE Index/1/ was flat. Nevertheless, technology stocks around the world were very strong for most of the quarter. In fact, the technology, media and telecommunications areas have been global themes for some time.

We are changing our Tune about Japan

For most of the six-month
period, we liked technology and
telecom stocks in Continental
Europe. We were underweighted
in Japan, which was fortuitous,
as many high-flying technology
issues in Japan peaked out, and
then declined, much earlier
than they did in the U.S. and
the rest of the world. Instead,
when we were buyers in Japan,
we focused on domestic economy
stocks.

Going forward, we believe the
economic numbers in Japan
indicate that the country's
recent technical recession may
be ending. While fourth
quarter, Gross Domestic
Products/2/ numbers were
negative, more recent
indicators point to an uptick
in industrial production,
retail sales and property
prices. Consequently, we have
been taking some money out of
European tech stocks and
putting that capital to work in
Japan.

                          Average Annual Total Return
                                 As of 3/31/00

                       Inception                             Since
           Class         Date       6 Month++    1 Year    Inception

         A Shares*      1/2/97       15.87%      26.84%     13.73%

         B Shares**     1/2/97       15.85%      27.74%     13.90%

         Trust Shares   1/2/97       21.54%      33.20%     15.73%

*   Reflects 4.50% maximum sales charge
** Reflects the applicable maximum contingent deferred sales charge. ++ Aggregate Total Return


As of March 31, 2000, approximately 45.3% of the Fund's holdings was invested in Continental Europe, 14.8% in the United Kingdom, 22.0% in Japan, 5.6% in other Pacific Basin countries, 9.9% in the world's emerging markets and 2.4% in cash and cash equivalents.*

The top five equity holings in the Fund were Vodaphone Airtouch (4.5% of the portfolio's assets), Nokia (3.2%), Ericsson (2.5%), Total Fina ELF S.A. (2.1%) and Repsol S.A. (2.0%).*
--------------------------------------------------------------------------------
+ International investing involves increased risk and volatility.
/1/The Morgan Stanley Capital International Europe Australasia and Far East
  Index (EAFE) is an unmanaged index generally representative of the performance of stock markets in that region.
/2/The Gross Domestic Product ("GDP") is a market value of the goods and services produced by labor and property in the United States. GDP is made up of consumer and government purchases, private domestic investments, and net exports of goods and services. Figures for GDP are released by the Commerce Department on a quarterly basis.
* The composition of the Fund's holdings is subject to change.
Some of the fees of the BB&T Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

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The BB&T Small Company Growth Fund

In terms of performance, this was a big, six-month period for us. Starting in the fourth quarter of 1999, the technology and biotech sectors got into high gear and began accelerating. It was to our advantage to be very heavily weighted in these two sectors, which provided us with extraordinary performance. At one point, we had about 55% of the Fund's assets invested in technology, with another 14-15% in biotech names; both weightings were far above average. Consequently, we had a substantial portion of the portfolio invested in the two areas that were seeing so much positive action at the time.

There were a number of interesting factors at play. In biotech, investors were speculating on the sector's future earnings power. There is a race going on to develop new pharmaceutical compounds; success in this area depends upon some very esoteric abilities to engineer specific drugs and therapies based upon the mapping of the human genome. While the argument could be made that good fundamentals are in place--if you consider some of these companies' potential, rather than, current growth--what was driving prices higher simply was investors' desire to be on board a winner.

There was a bit more diversification responsible for the success of technology stocks. Internet companies specializing in business-to-business services throughout the six-month period drove up share prices. In the first quarter of 2000, we also saw computer chip demand build up, while semiconductor equipment manufacturers did well.

Down the road, volatility and opportunity

Not surprisingly, considering
the Fund's total return, we
had a number of big winners.
Pinnacle Holdings (2.0% of
the portfolio's assets),
which leases space on
microwave towers, was a good
stock for us. In biotechs,
Shire Pharmaceutical (1.4%)
did very well, while
Millenium Pharmaceutical
(0.5%) was a super stock for
us. We also got great
performance from SDL, Inc.
(2.5%), Calpine (1.4%) and
Titan Industries (1.0%)--
which manufacturers equipment
that effectively kills
bacteria in meat.*


                          Average Annual Total Return
                                 As of 3/31/00

                                                                     Since
           Class                    6 Month++    1 Year   5 Year   Inception

         A Shares*      12/7/94      67.29%      88.05%   29.93%    31.23%

         B Shares**      1/2/96/1/   69.55%      91.46%   30.22%    31.51%

         Trust Shares   12/7/94      75.41%      97.37%   31.53%    32.73%

*   Reflects 4.50% maximum sales charge
** Reflects the applicable maximum contingent deferred sales charge. ++ Aggregate Total Return

Looking forward, we believe
investors should expect a
high level of volatility.
Many stocks still have very
high valuations that might
not be sustainable. On a
longer-term basis, we are
fairly optimistic; we do not feel that the underlying fundamentals of the market have suffered any appreciable deterioration. The economy still appears to be solid, corporate earnings are generally strong, inflation still seems to be pretty much under control.

As of March 31, 2000, the top five equity holdings in the Fund were SDL Inc. (2.5% of the portfolio's assets), Applied Micro Circuits (2.0%), Pinnacle Holdings (2.0%), Qlogic Corp. (2.0%) and Peregrine Systems (1.8%).*
--------------------------------------------------------------------------------
+ Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.
/1/Class B Shares were not in existence prior to 1/1/96. Performance calculated for any period up to and through 1/1/96 is based upon the historical performance of Class A Shares and is adjusted for CDSC, but does not include any 12b-1 fees, which if reflected, performance would have been lower.
* The composition of the Fund's holdings is subject to change.
Some of the fees of the BB&T Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

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

The BB&T Large Company Growth Fund

Market leadership was very narrow during the period, with most investor interest focused squarely, and solely, on a handful of large-cap, technology-related names. Fortunately, we were overweighted in tech for most of the period. Toward the latter half of the fourth calendar quarter of 1999, we increased the portfolio's weighting in technology from about 38% to roughly 43%. We did that because many growth stocks we liked were coming off their lows and we felt they offered compelling value.

In hindsight, this was a prudent move, as the tech sector really took off in October and kept its momentum, more or less, into the second week of March.

As we entered 2000, we started trimming back some holdings that had produced huge run-ups and appeared overvalued by our standards. Once again, our foresight was rewarded, as the tech sector ended the period by giving back much of its earlier gain.

Strong, Familiar Stocks and some
new, Promising Names

Nevertheless, we are still
positive about a certain class
of technology stocks: those with
strong earnings growth,
innovative product lines and
dominant market positions. For
example, during the period we
added to our positions in such
stalwarts as Oracle (3.1% of the
portfolio's assets) and Cisco
(4.2%). We also bought into
less-recognizable, yet promising
stocks that were new to the
Fund: Solectron (1.7%), Kla-
Tencor (2.0%) and Symbol
Technology (2.4%).*

Another stock we added to the
Fund last fall was Corning
(3.7%), which had a notable run-
up and added significantly to
our overall return.*

                          Average Annual Total Return
                                 As of 3/31/00

                       Inception                             Since
           Class         Date       6 Month++    1 Year    Inception

         A Shares*      10/3/97      33.27%      34.67%     23.76%

         B Shares**     10/3/97      34.04%      35.99%     24.35%

         Trust Shares   10/3/97      39.76%      41.17%     26.35%

*   Reflects 4.50% maximum sales charge
** Reflects the applicable maximum contingent deferred sales charge. ++ Aggregate Total Return


Generally, we added to what we felt were the strongest positions in the portfolio, while buying into new, high-momentum names that were popping up on the screens we use in our quantitative process.

As of March 31, 2000, the top five equity holdings in the Fund were Microsoft (4.3% of the portfolio's assets), Cisco (4.2%), General Electric (4.1%), Corning (3.7%) and Intel (3.5%).*

Volatility Demands Diligence

Over the next six months, we anticipate a heightened awareness of company performance; investors will ask, "Does this company deliver a product that people really want to buy?" or "Does it provide a service that people really need or want?" Earnings will be scrutinized very closely. If a company doesn't have earnings, investors will want to know why, what is management doing, when can earnings be expected?

These are the characteristics that are going be very important to growth stocks going forward. As for technology companies, we believe those that do not have earnings or report disappointing earnings, are going to frustrate investors, perhaps even shock them.

With all the volatility we expect to see in the market, it will be even more important than ever to select the very best growth opportunities we can find.
--------------------------------------------------------------------------------
* The composition of the Fund's holdings is subject to change. Some of the fees of the BB&T Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

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The BB&T Growth and Income Stock Fund

The last two years have been a very rough time for investors with a value orientation, as a small number of large-cap growth stocks have dominated market action, with very few exceptions.

This "bifurcation," a complete disconnect between a virtual handful of high-flying technology stocks and the thousands of other issues in non-tech sectors, continued through most of the recent six months. To illustrate, the Nasdaq-- where most technology stocks are listed--gained more than 66 percent during the period. At the same time, the Value Line Geometric Index/1/--which closely represents the average performance of all individual stocks--rose just 2.6 percent.

Funds that have not been heavily invested in just the right stocks, in just the right sectors (namely, technology, biotech and telecommunications), have trailed the major indices by wide margins.

Diversified Value Investment Philosophy

In a super-heated tech
environment, such as the one
we have recently seen, good
performing value
opportunities have been few
and far between. This
environment has not favored
our disciplined diversified
value investment approach. An
approach that emphasizes the
stocks of seasoned,
financially strong, large-to-
mid-sized companies, trading
a reasonable valuations.

Over the longer-run, we
firmly believe that a
consistently applied, value
oriented investment strategy
will generate attractive
returns for investors. Our
confidence in value investing
is based on market data and
research accumulated over the
last eight decades.

                          Average Annual Total Return
                                 As of 3/31/00

                        Inception                                    Since
           Class          Date      6 Month++   1 Year    5 Year   Inception

         A Shares*      10/9/92      (3.27)%    (2.62)%   15.17%    13.63%

         B Shares**      1/2/96/2/   (3.78)%    (2.58)%   15.36%    13.82%

         Trust Shares   10/9/92       1.34%      2.15%    16.51%    14.61%

*   Reflects 4.50% maximum sales charge
** Reflects the applicable maximum contingent deferred sales charge. ++ Aggregate Total Return


Value-Oriented Economic Sector Exposure Increased

The portfolio's exposure to value-oriented economic sectors (financial services, basic materials and utilities) has been increased; these areas of the stock market contain many financially strong, growing companies, that trade at reasonable multiples of earnings, cashflow, and assets.

As of March 31, 2000, the top five equity holdings in the Fund were AT&T Corp. (3.2% of the portfolio's assets), IBM Corp. (2.8%), Hewlett Packard Co. (2.8%), J.P. Morgan & Co (2.5%), and SBC Communications, Inc. (2.4%).*

--------------------------------------------------------------------------------
/1/The Value Line Geometric Index is an unmanaged index that tracks and ranks
  1,700 stocks for timeliness and safety based on the best or worst relative price performance over a 6 to 12 month period, each stock is assigned a risk rating, which identifies the volatility of a stock's price behavior relative to the market average.
/2/Class B Shares were not in existence prior to 1/1/96. Performance calculated for any period up to and through 1/1/96 is based upon the historical performance of Class A Shares and is adjusted for CDSC, but does not include any 12b-1 fees, which if reflected, performance would have been lower.
* The composition of the Fund's holdings is subject to change.

Some of the fees of the BB&T Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

                              [LOGO OF BB&T FUNDS]

The BB&T Balanced Fund

A balanced fund such as ours relies on diversification and asset allocation to fulfill its objectives for shareholders, and based upon prevailing and shifting market conditions during the period, the Fund did its job.

The Fund's fixed-income portfolio delivered very strong performance, thanks to steps we took early in the period. Anticipating lower, long-term interest rates, we added some longer-maturity bonds and extended the Fund's average effective maturity. When market forces did, indeed, push long-term rates lower, we realized significant profits (bond prices rise when rates fall).

On the equity side, our value orientation hindered results for much of the period, as investors continued to focus on a very narrow handful of technology issues, to the exclusion of nearly all other types of stocks. In March, however (and leading into April), market sentiment rotated away from tech and toward exactly the kinds of stocks we were holding.

We Made Some Prudent Adjustments

We have come to understand
that many shareholders use
the BB&T Balanced Fund as a
single, complete asset-
allocation tool--that is,
they rely on the Fund to
provide a broad range of
individual portfolio
diversification on its own,
rather than in conjunction
with other funds. Therefore,
we decided that the fixed-
income portion of the Fund
needed to look more like the
bond market in aggregate.
That is one reason why we
added longer-maturity bonds,
a healthy dose of corporate
securities, along with pass-
through mortgages. While we
did not attempt to imitate
any particular benchmark
composition, we believe we
now own an even better blend
of fixed-income securities
than we had in the past; at
the same time, we kept the
portfolio's quality very
high.

On the equity side, for years, we have had a pronounced value-oriented fund; this value philosophy has served our long-term investors well over the years. However, in recent months, we concluded it was sensible to carefully begin purchasing a few more growth names. Rather than an "absolute value" orientation, we now have a more blended approach. Consequently, we increased our exposure to some technology names--not the go-go, dot.com companies with no earnings, but solid growth stocks such as Microsoft (0.8% of the portfolio's assets). With a 29% equity weighting in technology, we are still underweighted compared to the S&P 500 Stock Index/1/ (35% tech weighting), but we have a much larger commitment to the tech sector than we did six months ago.*

                          Average Annual Total Return
                                 As of 3/31/00

                        Inception                                    Since
           Class          Date      6 Month++   1 Year    5 Year   Inception

         A Shares*       7/1/93      (3.61)%    (2.70)%   11.07%     9.39%

         B Shares**      1/2/96/2/   (4.29)%    (2.77)%   11.19%     9.57%

         Trust Shares    7/1/93       0.98%      2.11%    12.35%    10.37%

*   Reflects 4.50% maximum sales charge
** Reflects the applicable maximum contingent deferred sales charge. ++ Aggregate Total Return


We also bought into a number of attractively priced stocks in the financial sector, such as Federal National Mortgage Association, or Fannie Mae (2.9%), American Express (0.3%) and American International Group (0.4%). Finally, we beefed up our exposure to health care by opening positions in Johnson & Johnson (0.9%) and Pfizer (0.1%), and added to our already large position in Merck (1.0%).*
--------------------------------------------------------------------------------
/1/The S&P 500 Stock Index is an unmanaged index generally considered to be representative of the performance of the stock market as a whole. Investors cannot invest directly in an index, although they can invest in its underlying securities.
/2/Class B Shares were not in existence prior to 1/1/96. Performance calculated for any period up to and through 1/1/96 is based upon the historical performance of the Class A Shares and is adjusted for CDSC, but does not include any 12b-1 fees, which if reflected, performance would have been lower.
* The composition of the Fund's holdings is subject to change.
Some of the fees of the BB&T Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

                              [LOGO OF BB&T FUNDS]

The BB&T Capital Manager Funds/1/,/2/
Conservative Growth Fund
Moderate Growth Fund
Growth Fund

The three BB&T Capital Manager Funds--Conservative Growth Fund, Moderate Growth Fund and Growth Fund--invest in underlying portfolios from the BB&T family. The Capital Manager Funds seek varying degrees of capital appreciation and income, based on each Fund's specific and separate asset allocation mix. Our investment discipline leads us to buy shares of specific sectors when they are relatively cheap, and sell when they are relatively expensive. We believe that, in the end, this asset allocation strategy helps us reduce volatility for our shareholders, while providing competitive returns.


                           The BB&T Capital Manager
                                  Growth Fund

                          Average Annual Total Return
                                 As of 3/31/00

                        Inception                           Since
           Class          Date      6 Month++   1 Year    Inception

         A Shares*        1/2/98     10.02%     13.10%      9.75%

         B Shares**      1/29/99      9.89%     14.10%     11.07%

         Trust Shares    10/2/97     15.36%     18.85%     11.99%

                           The BB&T Capital Manager
                             Moderate Growth Fund

                          Average Annual Total Return
                                 As of 3/31/00

                        Inception                           Since
           Class          Date      6 Month++   1 Year    Inception

         A Shares*       1/29/98      6.70%      9.27%      8.09%

         B Shares**      1/29/99      6.22%      9.64%      7.37%

         Trust Shares    10/2/97     11.85%     14.54%     10.28%

                           The BB&T Capital Manager
                           Conservative Growth Fund

                          Average Annual Total Return
                                 As of 3/31/00

                        Inception                           Since
           Class          Date      6 Month++   1 Year    Inception

         A Shares*       1/29/98      2.48%      4.17%      5.72%

         B Shares**      1/29/99      2.03%      4.55%      3.13%

         Trust Shares    10/2/97      7.51%      9.32%      8.03%

*   Reflects 4.50% maximum sales charge
** Reflects the applicable maximum contingent deferred sales charge. ++ Aggregate Total Return

We were very pleased that the Capital Manager Funds, individually and as a group, fulfilled their risk/rewards objectives during the last six months. This was an unusually volatile period, with the prices of both stocks and bonds fluctuating wildly. In such an unpredictable investment climate, shareholders look to the Capital Manager Funds to deliver performance that is commensurate to their risk profiles. All three Funds achieved their objectives; the "riskiest" of the three portfolios, the Growth Fund, posted the greatest total return, while the Moderate Growth Fund and Conservative Growth Fund had the second- and third-highest returns, respectively.

Part of the value we bring to the Capital Manager Funds is our active management, based on our assessment of changing market conditions. For the first four months of the period, we enjoyed terrific performance from several of the underlying portfolios, most notably the BB&T Small Company Growth Fund, Large Company Growth Fund and International Equity Fund. Consequently, the Capital Manager portfolios had become overweighted in the asset classes represented by these particular funds.

Accordingly, we rebalanced the portfolios' allocations back to their respective targets in February. We sold a fairly significant number of shares in the underlying funds whose values had climbed so quickly and bought shares in portfolios that had been lagging the market: the BB&T bond funds, and the Growth and Income Stock Fund. This decision was soon vindicated; we did not overexpose the Funds to highly volatile sectors which took such a terrible hit in March therefore, we were able to preserve capital much better than many other funds.

With extreme volatility currently raging in the stock market, we are comfortable with having each Fund's equity allocation set slightly below target. As of March 31, 2000, each Fund's equity exposure was as follows:

 . BB&T Conservative Growth Fund: 36% equity exposure (40% target)
 . BB&T Moderate Growth Fund: 56% equity exposure (60% target)
 . BB&T Growth Fund: 71% equity exposure (75% target)
--------------------------------------------------------------------------------
/1/The Capital Manager Funds may contain small-capitalization funds which typically carry additional risks since smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.
/2/The Capital Manager Funds may contain International stocks which can involve increased risk and volatility.
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

                                      -10-
                              [LOGO OF BB&T FUNDS]

The BB&T North Carolina Intermediate Tax-Free Fund/1/,/2/

In an effort to slow down the surging economy, the Fed continued to raise short-term interest rates throughout the period. However, five consecutive rate hikes--three of which occurred during the last six months--failed to do the job. However, we did see a dramatic shift in the shape of the yield curve on both the Treasury and municipal sides of the bond market. The Treasury curve became completely inverted from two to 30 years, while the municipal curve flattened significantly.

In the type of "inverted" yield curve experienced by the taxable bond market, short-term rates yield more than long-term rates, which is not a usual happenstance. In the past, such a sharply inverted yield curve often has preceded an economic slowdown, or even a recession. While the municipal yield curve did not invert, it did flatten; 10- to 30-year muni bond yields remained virtually unchanged during the period, while five-year yields rose 25 basis points (0.25%), and two-year yields jumped 40 basis points (0.40%).

As a result, the "safest" place to be invested was in longer-term bonds, which experienced less price volatility.

The Fed is Starting to Make an Impact

Although the economy and the
markets shrugged off the
Fed's actions throughout much
of the period, we believe we
are now seeing some signs of
a slowdown in the housing
sector; this trend could
spread throughout the economy
as 2000 progresses.

The Fed traditionally takes
steps in order to be pre-
emptive, to head off
inflation before it becomes a
serious problem. Mr.
Greenspan's willingness to
extend the string of rate
hikes now has given us the
confidence to extend the
portfolio's average maturity
and duration--in anticipation
of lower interest rates in
the future.

                          Average Annual Total Return
                                 As of 3/31/00

                        Inception                                    Since
           Class          Date      6 Month++   1 Year    5 Year   Inception

         A Shares*      10/16/92     (0.22)%    (2.36)%    3.56%     3.51%

         Trust Shares   10/16/92      1.88%     (0.32)%    4.13%     3.92%

*   Reflects 2.00% maximum sales charge
++  Aggregate Total Return


In recent months, we have restructured the Fund to be more responsive in a bullish, falling-interest-rate environment. We also have replaced callable bonds with noncallable issues and improved the portfolio's quality.

In general, this region of the country is experiencing faster-than-average growth, lower unemployment and strong population growth. These trends appear to be well established, and in no danger of changing in the near future. The region's economic prosperity is evident in the quality of the state's credit rating.

As of March 31, 2000, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of North Carolina. Approximately 70.9% was invested in general obligation bonds, 20.4% in revenue bonds, 7.7% in certificates of participation and 1% in cash. The effective maturity of our portfolio was 8.55 years, the effective duration was 6.16 and the average credit quality was AA1.*

--------------------------------------------------------------------------------
/1/The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. /2/Regional investing may incur additional risks since investments are limited to one geographical area.
* The composition of the Fund's holdings is subject to change.
Some of the fees of the BB&T Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                              [LOGO OF BB&T FUNDS]

The BB&T South Carolina Intermediate Tax-Free Fund/1/,/2/

In an effort to slow down the surging economy, the Fed continued to raise short-term interest rates throughout the period. However, five consecutive rate hikes--three of which occurred during the last six months--failed to do the job. However, we did see a dramatic shift in the shape of the yield curve on both the Treasury and municipal sides of the bond market. The Treasury curve became completely inverted from two to 30 years, while the municipal curve flattened significantly.

In the type of "inverted" yield curve experienced by the taxable bond market, short-term rates yield more than long-term rates, which is not a usual happenstance. In the past, such a sharply inverted yield curve often has preceded an economic slowdown, or even a recession. While the municipal yield curve did not invert, it did flatten; 10- to 30-year muni bond yields remained virtually unchanged during the period, while five-year yields rose 25 basis points (0.25%), and two-year yields jumped 40 basis points (0.40%).

As a result, the "safest" place to be invested was in longer-term bonds, which experienced less price volatility.

The Fed is Starting to Make an Impact

Although the economy and the
markets shrugged off the Fed's
actions throughout much of the
period, we believe we are now
seeing some signs of a slowdown
in the housing sector; this
trend could spread throughout
the economy as 2000 progresses.

The Fed traditionally takes
steps in order to be pre-
emptive, to head off inflation
before it becomes a serious
problem. Mr. Greenspan's
willingness to extend the
string of rate hikes now has
given us the confidence to
extend the portfolio's average
maturity and duration--in
anticipation of lower interest
rates in the future.

                          Average Annual Total Return
                                 As of 3/31/00

                       Inception                             Since
           Class         Date       6 Month++    1 Year    Inception

         A Shares*     10/20/97      (0.59)%    (3.08)%      2.04%

         Trust Shares  10/19/97       1.51%     (0.97)%      3.00%

*   Reflects 2.00% maximum sales charge
++  Aggregate Total Return


In recent months, we have restructured the Fund to be more responsive in a bullish, falling-interest-rate environment. We also have replaced callable bonds with noncallable issues and improved the portfolio's quality.

In general, this region of the country is experiencing faster-than-average growth, lower unemployment and strong population growth. These trends appear to be well established, and in no danger of changing in the near future. The region's economic prosperity is evident in the quality of the state's credit rating.

As of March 31, 2000, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of South Carolina. Approximately 57.4% was invested in general obligation bonds, 41.6% in revenue bonds and 1% in cash. The effective maturity of our portfolio was 7.94 years, the effective duration was 6.11 and the average credit quality was AA1.*

--------------------------------------------------------------------------------
/1/The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. /2/Regional investing may incur additional risks since investments are limited to one geographical area.
* The composition of the Fund's holdings is subject to change.
Some of the fees of the BB&T Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                              [LOGO OF BB&T FUNDS]

The BB&T Virginia Intermediate Tax-Free Fund/1/,/2/

In an effort to slow down the surging economy, the Fed continued to raise short-term interest rates throughout the period. However, five consecutive rate hikes--three of which occurred during the last six months--failed to do the job. However, we did see a dramatic shift in the shape of the yield curve on both the Treasury and municipal sides of the bond market. The Treasury curve became completely inverted from two to 30 years, while the municipal curve flattened significantly.

In the type of "inverted" yield curve experienced by the taxable bond market, short-term rates yield more than long-term rates, which is not a usual happenstance. In the past, such a sharply inverted yield curve often has preceded an economic slowdown, or even a recession. While the municipal yield curve did not invert, it did flatten; 10- to 30-year muni bond yields remained virtually unchanged during the period, while five-year yields rose 25 basis points (0.25%), and two-year yields jumped 40 basis points (0.40%).

Therefore, we believe, the "safest" place to invest was in longer-term bonds, which experienced less price volatility.

The Fed is starting to Make an Impact

Although the economy and the
markets shrugged off the Fed's
actions throughout much of the
period, we believe we are now
seeing some signs of a slowdown
in the housing sector; this
trend could spread throughout
the economy as 2000 progresses.

The Fed traditionally takes
steps in order to be pre-
emptive, to head off inflation
before it becomes a serious
problem. Mr. Greenspan's
willingness to extend the string
of rate hikes now has given us
the confidence to extend the
portfolio's average maturity and
duration--in anticipation of
lower interest rates in the
future.

                          Average Annual Total Return
                                 As of 3/31/00

                        Inception                 Since
           Class          Date      6 Month     Inception

         A Shares*       5/17/99     (0.19)%     (0.88)%

         Trust Shares    5/17/99      1.90%       0.10%

*   Reflects 2.00% maximum sales charge


In recent months, we have restructured the Fund to be more responsive in a bullish, falling-interest-rate environment. We also have replaced callable bonds with noncallable issues and improved the portfolio's quality.

In general, this region of the country is experiencing faster-than-average growth, lower unemployment and strong population growth. These trends appear to be well established, and in no danger of changing in the near future. The region's economic prosperity is evident in the quality of the state's credit rating.

As of March 31, 2000, 99% of the Fund's bond holdings were debt instruments issued by government entities in Virginia, with 1% in District of Columbia paper (the latter subject to Virginia state taxes). Approximately 51.3% was invested in general obligation bonds, 48.4% in revenue bonds and 0.3% in cash. The effective maturity of our portfolio was 8.80 years, the effective duration was 6.35 and the average credit quality was AA1.*

--------------------------------------------------------------------------------
/1/The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. /2/Regional investing may incur additional risks since investments are limited to one geographical area.
* The composition of the Fund's holdings is subject to change.
Some of the fees of the BB&T Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                              [LOGO OF BB&T FUNDS]

The BB&T Intermediate U.S. Government Bond Fund
The BB&T Short-Intermediate U.S. Government Income Fund

The last six months delivered an unusual degree of volatility to fixed-income investors. During the last calendar quarter of 1999, U.S. Treasury yields rose steadily (peaking in early 2000), as the economy expanded and the threat of inflation grew. Meanwhile, the Fed continued its policy of tightening credit in an effort to stave off inflation. By March, the Fed had raised the fed funds rate--the rate banks charge one another for overnight loans--five consecutive times, with only limited effect.

In the first calendar quarter of 2000, the interest-rate environment became even more interesting. Yields on intermediate- and long-term Treasuries fell sharply (and prices rose accordingly, as yields and bond prices move in opposite directions), at least partly in response to the U.S. Treasury's program to buy back bonds. As a result, the taxable bond yield curve fully inverted between two and 30 years. (In an "inverted" yield curve, which is an unusual occurrence, short-term securities yield more than long-term issues.)

Dislocation and Discomfort rile the Market

                             The BB&T Intermediate
                           U.S. Government Bond Fund

                          Average Annual Total Return
                                 As of 3/31/00

                        Inception                                    Since
           Class          Date      6 Month++   1 Year    5 Year   Inception

         A Shares*      10/9/92      (2.93)%    (3.65)%    5.17%     4.78%

         B Shares**      1/2/96/1/   (3.64)%    (3.62)%    5.16%     4.89%

         Trust Shares   10/9/92       1.80%      1.12%     6.42%     5.69%

*   Reflects 4.50% maximum sales charge
** Reflects the applicable maximum contingent deferred sales charge. ++ Aggregate Total Return


                          The BB&T Short-Intermediate
                          U.S. Government Income Fund

                          Average Annual Total Return
                                 As of 3/31/00

                        Inception                                    Since
           Class          Date      6 Month++   1 Year    5 Year   Inception

         A Shares***    11/30/92     (0.81)%    (0.13)%    4.78%     4.50%

         Trust Shares   11/30/92      1.48%      2.16%     5.49%     5.03%

*** Reflects 2.00% maximum sales charge


As a group, many fixed-income investors seek relative stability and a meaningful degree of security about their investments. With interest rates soaring and plunging, sometimes at the same time (at different ends of the yield curve), investors have been forced to forego this comfort level, at least temporarily. Consequently, the spreads (premiums in yields) for corporate, agency and mortgage-backed securities, relative to Treasuries of like maturities, have grown wider than during any recent crises.

--------------------------------------------------------------------------------
/1/Class B Shares were not in existence prior to 1/1/96. Performance calculated for any period up to and through 1/1/96 is based upon the historical performance of Class A Shares and is adjusted for CDSC, but does not include any 12b-1 fees, which if reflected, performance would have been lower.
Some of the fees of the BB&T Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                              [LOGO OF BB&T FUNDS]

But with this uncertainty in the market, we have found some attractive opportunities. We believe agency debt and high quality corporate paper, in particular, offer good value at this juncture. Nonetheless, we are wary of certain technical issues that could continue to roil the market for some time.

As of March 31, 2000, the effective maturity of the Intermediate U.S. Government Bond Fund was 9.4 years, up from 6.3 years at the end of September 1999. This increase was mostly a result of buying long-dated, U.S. Treasury securities, to participate in the flattening of the yield curve. Approximately 32% of the portfolio was invested in securities issued by the U.S. Treasury, 16% in corporate debt, 38% in mortgage-backed securities, 13% in U.S. government agency securities and 1% in cash and cash equivalents. The portfolio's duration was 5.9 and the average credit quality was AAA.*

As of March 31, 2000, the effective maturity of the Short-Intermediate U.S. Government Income Fund was 2.9 years, the same as it was in September 1999. We did not increase the fund's maturity, as rates in the short-term sector are highly sensitive to increases in the overnight lending rate, which the Fed has been pushing upward. Approximately 25% of the portfolio was invested in securities issued by the U.S. Treasury, 27% in mortgage-backed securities, 11% in corporate debt, 37% in U.S. government agency securities and 0% in cash and cash equivalents. The portfolio's duration was 2.5 and th average credit quality of the portfolio was AAA. In the future, we will be measuring the interest-rate sensitivity of our fixed-income funds by "duration," rather than average maturity. An accurate measure of bonds' price risk, duration will enable us to more effectively manage our fixed-income portfolios for our shareholders.*



--------------------------------------------------------------------------------
* The composition of the Funds' holdings is subject to change

                              [LOGO OF BB&T FUNDS]

The BB&T Intermediate Corporate Bond Fund

The Fund opened to investors on December 1, 1999, in the midst of an exceptionally volatile period for corporate debt securities.

From early December 1999 through mid-January 2000, corporate spreads (the premium paid for corporate securities above Treasury securities of like maturities) tightened, as investors sought higher yields. At the end of January, this trend reversed sharply, and spreads widened out to levels usually reserved for times of economic crisis.

Dislocation and Discomfort Rile the Markets

Beginning in mid-January, yields
on intermediate- and long-term
Treasuries fell sharply (and
prices rose accordingly, as
yields and bond prices move in
opposite directions), at least
partly in response to the U.S.
Treasury's program to buy back
bonds. As a result, the yield
curve fully inverted between two
and 30 years. (In an "inverted"
yield curve, which is an unusual
occurrence, short-term
securities yield more than long-
term issues.)

While we did have investments in
long-dated Treasuries to
participate in the curve
flattening, the majority of our
assets are corporate securities.

                          Average Annual Total Return
                                 As of 3/31/00

                                   Inception      Since
                      Class          Date       Inception

                    A Shares*      11/30/99      (3.91)%

                    B Shares**     11/30/99      (4.48)%

                    Trust Shares   11/30/99       0.64%

*   Reflects 4.50% maximum sales charge
**  Reflects the applicable maximum contingent deferred sales charge

Going forward, our outlook for the corporate market is one of cautious optimism, in that we see current valuations as attractive, given the fundamental outlook for corporate profitability. However, near-term technical issues--such as the shape of the Treasury securities curve, wider swap spreads and the risk of shareholder-friendly corporate restructuring--temper our enthusiasm. Given that our economic outlook points to a Fed-induced slowing of economic activity, we would look to any near-term improvement in the trading of corporate securities as an opportunity to improve the overall credit quality of corporate holdings, and reduce exposure to more economically sensitive paper.

As of March 31, 2000, the Fund's effective maturity was 9.7 years and duration was 5.9. In the future, we will be measuring the interest-rate sensitivity of our fixed-income funds by "duration," rather than average maturity. An accurate measure of bonds' price risk, duration will enable us to more effectively manage our fixed-income portfolios for our shareholders. Approximately 78% of the portfolio was invested in corporate obligations, 13% in U.S. Treasury securities, 7% in agency debt and 2% in cash and cash equivalents. The Fund's average credit quality was AA3, with none of the issues we hold currently rated below investment grade.*

--------------------------------------------------------------------------------
* The composition of the Funds' holdings is subject to change
Some of the fees of the BB&T Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                              [LOGO OF BB&T FUNDS]

The BB&T Prime Money Market Fund+
The BB&T U.S. Treasury Money Market Fund+

Continuing its effort to stem off impending inflation, the Fed raised the fed funds rate--the short-term rate banks charge one another for overnight loans-- three times during the most recent, six-month period. The fed funds rate, which started the period at 5.25%, now stands at 6.00%, with future rate hikes likely this year. Fortunately, while this action caused problems for many bondholders invested in short-term securities and put pressure on stocks, the Funds welcomed higher rates, as they gradually translated into rising yields for our shareholders. Along with stability and safety, our main concern is generating high current income. With inflation remaining low by historical standards, shareholders received generous "real returns" (total return minus inflation).

In the rising rate environment that existed during the period, the BB&T Prime Money Market Fund took a defensive posture, and shortened the portfolio's average weighted maturity significantly. Our mandate is to be conservative, while generating competitive yields, and to this end, we kept the Fund's maturity structure "laddered"--with much of our investments in one-month securities, less in two-month paper and so on.

The BB&T U.S. Treasury Money Market Fund continued to buy paper further out on the yield curve, to pick up incremental yield. Our positions in repurchase agreements particularly benefited from the three increases in the fed funds rate.

As of March 31, 2000, approximately 68.1% of the Prime Money Market Fund's portfolio was invested in commercial paper, 20.9% in variable rate notes, and 11.0% in U.S. agency paper. The average maturity of the Fund's holdings was 30 days, and the average credit quality was A1+.*

As of March 31, 2000, approximately 46% of the U.S. Treasury Money Market
Fund's portfolio was invested in repurchase agreements and 54% in U.S. Treasury securities. The average maturity of the Fund's holdings was 57 days, and the average credit quality was AAA.*
--------------------------------------------------------------------------------
+ An investment in the Fund is not insured nor guaranteed by the FDIC or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Shares in the Funds involve investment risks, including possible loss of principal, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates, nor are they insured by the FDIC or any other agency.

Some of the fees of the BB&T Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged.

                              [LOGO OF BB&T FUNDS]

                      Statements of Assets and Liabilities
                                 March 31, 2000
                                  (Unaudited)

                                                          Short-
                             Prime      U.S. Treasury  Intermediate   Intermediate U.S.
                          Money Market  Money Market  U.S. Government  Government Bond
                              Fund          Fund        Income Fund         Fund
                          ------------  ------------- --------------- -----------------
        ASSETS:
Investments, at value
(Cost $89,021,334;
$196,484,819;
$222,242,180;
$217,616,239)...........  $89,021,334   $196,484,819   $219,035,597     $215,443,808
Repurchase agreements,
at cost.................           --    227,965,427     11,000,000        6,000,000
                          -----------   ------------   ------------     ------------
   Total investments....   89,021,334    424,450,246    230,035,597      221,443,808
                          -----------   ------------   ------------     ------------
Cash....................        1,061             --             --               --
Interest and dividends
receivable..............      182,787      1,943,997      2,447,335        1,828,610
Prepaid expenses and
other...................        1,349          5,734          3,110            3,535
                          -----------   ------------   ------------     ------------
   Total Assets.........   89,206,531    426,399,977    232,486,042      223,275,953
                          -----------   ------------   ------------     ------------
      LIABILITIES:
Dividends payable.......      361,711      1,590,184        886,209          877,661
Payable for capital
shares redeemed.........           --         33,995             --               --
Payable for collateral
received on loaned
securities..............           --     60,348,750     43,533,750       41,730,000
Accrued expenses and
other payables:
 Investment advisory
 fees...................       20,688         94,095         80,404           76,286
 Administration fees....        1,796          9,916          3,856            4,903
 Distribution fees......       15,316         19,473            922            2,609
 Other..................       19,522         38,906         13,462           43,064
                          -----------   ------------   ------------     ------------
   Total Liabilities....      419,033     62,135,319     44,518,603       42,734,523
                          -----------   ------------   ------------     ------------
      NET ASSETS:
Capital.................   88,783,229    364,264,412    194,155,919      186,991,269
Undistributed net
investment income.......        4,810            246        159,851          213,443
Distributions in excess
of net realized gains on
investment
transactions............         (541)            --     (3,141,748)      (4,490,851)
Net unrealized
depreciation on
investments.............           --             --     (3,206,583)      (2,172,431)
                          -----------   ------------   ------------     ------------
   Net Assets...........  $88,787,498   $364,264,658   $187,967,439     $180,541,430
                          ===========   ============   ============     ============

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)

                                                        Short-
                            Prime     U.S. Treasury  Intermediate   Intermediate U.S.
                         Money Market Money Market  U.S. Government  Government Bond
                             Fund         Fund        Income Fund         Fund
                         ------------ ------------- --------------- -----------------
Net Assets
 Class A................ $10,915,188  $ 45,440,055   $  4,338,076     $  3,191,918
 Class B................  17,788,702     8,143,294             --        2,293,961
 Trust Class............  60,083,608   310,681,309    183,629,363      175,055,551
                         -----------  ------------   ------------     ------------
   Total................ $88,787,498  $364,264,658   $187,967,439     $180,541,430
                         ===========  ============   ============     ============
Outstanding units of
beneficial interest
(shares)
 Class A................  10,914,925    45,440,117        455,624          333,361
 Class B................  17,788,598     8,143,291             --          240,214
 Trust Class............  60,084,516   310,681,096     19,275,024       18,254,840
                         -----------  ------------   ------------     ------------
   Total................  88,788,039   364,264,504     19,730,648       18,828,415
                         ===========  ============   ============     ============
Net asset value
 Class A--redemption
 price per share........ $      1.00  $       1.00   $       9.52     $       9.57
 Class B--offering
 price per share*....... $      1.00  $       1.00             --     $       9.55
 Trust Class--offering
 and redemption price
 per share.............. $      1.00  $       1.00   $       9.53     $       9.59
                         ===========  ============   ============     ============
Maximum Sales Charge--
Class A.................         N/A           N/A           2.00%            4.50%
                         ===========  ============   ============     ============
Maximum Offering Price
(100%/(100%-Maximum
Sales Charge) of net
asset value adjusted to
the nearest cent) per
share--Class A.......... $      1.00  $       1.00   $       9.71     $      10.02
                         ===========  ============   ============     ============

----
* Redemption price per share (Class B) varies by length of time shares are held. (See note 1)
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                      Statements of Assets and Liabilities
                                 March 31, 2000
                                  (Unaudited)

                          Intermediate  North Carolina South Carolina   Virginia
                           Corporate     Intermediate   Intermediate  Intermediate
                           Bond Fund    Tax-Free Fund  Tax-Free Fund  Tax-Free Fund
                          ------------  -------------- -------------- -------------
        ASSETS:
Investments, at value
(Cost $72,024,711;
$87,303,267;
$16,833,162;
$78,313,279)............  $72,026,736    $87,568,056    $16,736,323    $77,882,947
Interest and dividends
receivable..............    1,175,587      1,237,048        234,977      1,093,468
Receivable for
investments sold........           --        248,712        751,315      3,942,310
Receivable for expense
reimbursement...........           --             --          1,128             --
Prepaid expenses and
other...................          834          2,018            602          1,748
                          -----------    -----------    -----------    -----------
   Total Assets.........   73,203,157     89,055,834     17,724,345     82,920,473
                          -----------    -----------    -----------    -----------
      LIABILITIES:
Dividends payable.......      375,716        307,311         59,134        296,534
Payable for capital
shares redeemed.........           --        406,231             --             --
Payable for investments
purchased...............      494,100      1,738,755        766,350      3,883,495
Accrued expenses and
other payables:
 Investment advisory
 fees...................       14,721         36,018            319         33,354
 Administration fees....          488          1,768          4,010          1,614
 Distribution fees......           62          1,501            144             16
 Other..................       63,814            788         13,039         29,883
                          -----------    -----------    -----------    -----------
   Total Liabilities....      948,901      2,492,372        842,996      4,244,896
                          -----------    -----------    -----------    -----------
      NET ASSETS:
Capital.................   72,828,193     87,331,575     17,327,084     79,745,322
Undistributed net
investment income.......           --         31,686          1,008          2,700
Distributions in excess
of net realized gains on
investment
transactions............     (575,962)    (1,064,588)      (349,904)      (642,113)
Net unrealized
appreciation
(depreciation) on
investments.............        2,025        264,789        (96,839)      (430,332)
                          -----------    -----------    -----------    -----------
   Net Assets...........  $72,254,256    $86,563,462    $16,881,349    $78,675,577
                          ===========    ===========    ===========    ===========

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)

                         Intermediate  North Carolina South Carolina   Virginia
                          Corporate     Intermediate   Intermediate  Intermediate
                          Bond Fund    Tax-Free Fund  Tax-Free Fund  Tax-Free Fund
                         ------------  -------------- -------------- -------------
Net Assets
 Class A................ $   188,617    $11,510,786    $ 1,120,925    $   126,435
 Class B................      40,673             --             --             --
 Trust Class............  72,024,966     75,052,676     15,760,424     78,549,142
                         -----------    -----------    -----------    -----------
   Total................ $72,254,256    $86,563,462    $16,881,349    $78,675,577
                         ===========    ===========    ===========    ===========
Outstanding units of
beneficial interest
(shares)
 Class A................      19,123      1,167,140        114,944         11,674
 Class B................       4,125             --             --             --
 Trust Class............   7,306,639      7,608,596      1,625,897      7,253,773
                         -----------    -----------    -----------    -----------
   Total................   7,329,887      8,775,736      1,740,841      7,265,447
                         ===========    ===========    ===========    ===========
Net asset value
 Class A--redemption
 price per share........ $      9.86    $      9.86    $      9.75    $     10.83
 Class B--offering
 price per share*....... $      9.86             --             --             --
 Trust Class--offering
 and redemption price
 per share.............. $      9.86    $      9.86    $      9.69    $     10.83
                         ===========    ===========    ===========    ===========
Maximum Sales Charge--
Class A.................        4.50%          2.00%          2.00%          2.00%
                         ===========    ===========    ===========    ===========
Maximum Offering Price
(100%/(100%-Maximum
Sales Charge) of net
asset value adjusted to
the nearest cent) per
share--Class A.......... $     10.32    $     10.06    $      9.95    $     11.05
                         ===========    ===========    ===========    ===========

----
* Redemption price per share (Class B) varies by length of time shares are held. (See note 1)
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                      Statements of Assets and Liabilities
                                 March 31, 2000
                                  (Unaudited)

                          Growth and               Large Company  Small Company
                         Income Stock   Balanced      Growth         Growth
                             Fund         Fund         Fund           Fund
                         ------------ ------------ -------------  -------------
        ASSETS:
Investments, at value
(Cost $435,016,671;
$140,446,629;
$117,857,499;
$163,203,219)........... $526,032,238 $155,636,843 $187,178,697   $244,167,001
Repurchase agreements,
at cost.................   22,000,000    6,000,000           --             --
                         ------------ ------------ ------------   ------------
   Total investments....  548,032,238  161,636,843  187,178,697    244,167,001
                         ------------ ------------ ------------   ------------
Cash....................           --           --           --         48,071
Interest and dividends
receivable..............      686,429    1,002,328      112,891             65
Receivable for capital
shares issued...........           --           --       11,192             --
Receivable for
investments sold........      162,757           --    1,367,080      2,902,759
Variation margin
receivable on futures
contracts...............           --           --           --        137,500
Prepaid expenses and
other...................       13,381        4,346        2,688          6,832
                         ------------ ------------ ------------   ------------
   Total Assets.........  548,894,805  162,643,517  188,672,548    247,262,228
                         ------------ ------------ ------------   ------------
      LIABILITIES:
Dividends payable.......      839,966      339,018           --             --
Payable for capital
shares redeemed.........      246,187      952,156      305,804             --
Payable for investments
purchased...............           --           --    2,651,775        953,021
Payable for collateral
received on loaned
securities..............  123,701,700   13,168,750   15,913,100      5,265,000
Accrued expenses and
other payables:
 Investment advisory
 fees...................      203,645       73,945       84,315        239,058
 Administration fees....       11,435        4,069        4,725          7,072
 Distribution fees......       36,130       20,437       21,851         26,406
 Other..................           --           --       11,223             --
                         ------------ ------------ ------------   ------------
   Total Liabilities....  125,039,063   14,558,375   18,992,793      6,490,557
                         ------------ ------------ ------------   ------------
      NET ASSETS:
Capital.................  307,932,925  132,260,592   90,855,967    113,623,550
Distributions in excess
of net investment
income..................           --           --     (240,621)      (766,396)
Accumulated
undistributed net
realized gains on
futures
 transactions and
 investments............   24,907,250      634,336    9,743,211     45,941,985
Net unrealized
appreciation on futures
transactions and
investments.............   91,015,567   15,190,214   69,321,198     81,972,532
                         ------------ ------------ ------------   ------------
   Net Assets........... $423,855,742 $148,085,142 $169,679,755   $240,771,671
                         ============ ============ ============   ============

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)

                          Growth and                 Large Company  Small Company
                            Income       Balanced       Growth         Growth
                          Stock Fund       Fund          Fund           Fund
                         ------------  ------------  -------------  -------------
Net Assets
 Class A................ $ 34,771,228  $ 19,135,099  $ 11,515,338   $ 20,180,685
 Class B................   36,203,631    19,622,998    23,703,899     21,420,126
 Trust Class............  352,880,883   109,327,045   134,460,518    199,170,860
                         ------------  ------------  ------------   ------------
   Total................ $423,855,742  $148,085,142  $169,679,755   $240,771,671
                         ============  ============  ============   ============
Outstanding units of
beneficial interest
(shares)
 Class A................    1,915,826     1,450,170       727,950        510,021
 Class B................    2,005,530     1,496,353     1,522,282        560,886
 Trust Class............   19,409,280     8,308,053     8,459,697      4,953,524
                         ------------  ------------  ------------   ------------
   Total................   23,330,636    11,254,576    10,709,929      6,024,431
                         ============  ============  ============   ============
Net asset value
 Class A--redemption
 price per share........ $      18.15  $      13.20  $      15.82   $      39.57
 Class B--offering
 price per share*....... $      18.05  $      13.11  $      15.57   $      38.19
 Trust Class--offering
 and redemption price
 per share.............. $      18.18  $      13.16  $      15.89   $      40.21
                         ============  ============  ============   ============
Maximum Sales Charge--
Class A.................         4.50%         4.50%         4.50%          4.50%
                         ============  ============  ============   ============
Maximum Offering Price
(100%/(100%-Maximum
Sales Charge) of net
asset value adjusted to
the nearest cent) per
share--Class A.......... $      19.01  $      13.82  $      16.57   $      41.43
                         ============  ============  ============   ============

----
* Redemption price per share (Class B) varies by length of time shares are held. (See note 1)
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                      Statements of Assets and Liabilities
                                 March 31, 2000
                                  (Unaudited)

                         International  Capital Manager Capital Manager   Capital
                            Equity       Conservative      Moderate       Manager
                             Fund         Growth Fund     Growth Fund   Growth Fund
                         -------------  --------------- --------------- -----------
        ASSETS:
Investments, at value
(Cost $104,520,393;
$31,823,618;
$29,154,159;
$27,104,880)............ $126,717,706     $32,318,685     $30,819,080   $29,561,854
Cash....................      585,670              --              --            --
Interest and dividends
receivable..............      191,340         110,177          82,621        62,706
Receivable for
investments sold........      722,056              --              --            --
Reclaim receivable......      107,036              --              --            --
Foreign currency, at
value (Cost
$2,565,387).............    2,572,793              --              --            --
Prepaid expenses and
other...................        2,572           1,260           1,280         1,109
                         ------------     -----------     -----------   -----------
   Total Assets.........  130,899,173      32,430,122      30,902,981    29,625,669
                         ------------     -----------     -----------   -----------
      LIABILITIES:
Dividends payable.......           --         282,149         207,124       141,199
Payable for investments
purchased...............    1,344,587              --              --            --
Accrued expenses and
other payables:
 Investment advisory
 fees...................      110,671           1,356           1,302         1,244
 Administration fees....        3,607             221             212           203
 Distribution fees......        3,680             171             634         1,204
 Other..................       14,085           4,224           3,339         3,990
                         ------------     -----------     -----------   -----------
   Total Liabilities....    1,476,630         288,121         212,611       147,840
                         ------------     -----------     -----------   -----------
      NET ASSETS:
Capital.................   97,513,934      30,229,824      27,169,804    25,021,616
Distributions in excess
of net investment
income..................     (423,598)         (6,894)         (6,895)       (6,893)
Accumulated
undistributed net
realized gains on
foreign currency
transactions and
investments.............   10,152,907       1,424,004       1,862,540     2,006,132
Net unrealized
appreciation on foreign
currency transactions
and investments.........   22,179,300         495,067       1,664,921     2,456,974
                         ------------     -----------     -----------   -----------
   Net Assets........... $129,422,543     $32,142,001     $30,690,370   $29,477,829
                         ============     ===========     ===========   ===========

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)

                         International  Capital Manager Capital Manager   Capital
                            Equity       Conservative      Moderate       Manager
                             Fund         Growth Fund     Growth Fund   Growth Fund
                         -------------  --------------- --------------- -----------
Net Assets
 Class A................ $  2,897,741     $   287,244     $ 1,454,008   $ 1,351,021
 Class B................    3,711,127         131,985         380,545     1,093,135
 Trust Class............  122,813,675      31,722,772      28,855,817    27,033,673
                         ------------     -----------     -----------   -----------
   Total................ $129,422,543     $32,142,001     $30,690,370   $29,477,829
                         ============     ===========     ===========   ===========
Outstanding units of
beneficial interest
(shares)
 Class A................      200,237          26,787         127,212       113,409
 Class B................      260,608          12,303          33,391        91,837
 Trust Class............    8,417,241       2,945,840       2,524,477     2,269,239
                         ------------     -----------     -----------   -----------
   Total................    8,878,086       2,984,930       2,685,080     2,474,485
                         ============     ===========     ===========   ===========
Net asset value
 Class A--redemption
 price per share........ $      14.47     $     10.72     $     11.43   $     11.91
 Class B--offering
 price per share*....... $      14.24     $     10.73     $     11.40   $     11.90
 Trust Class--offering
 and redemption price
 per share.............. $      14.59     $     10.77     $     11.43   $     11.91
                         ============     ===========     ===========   ===========
Maximum Sales Charge--
Class A.................         4.50%           4.50%           4.50%         4.50%
                         ============     ===========     ===========   ===========
Maximum Offering Price
(100%/(100% - Maximum
Sales Charge) of net
asset value adjusted to
the nearest cent) per
share--Class A.......... $      15.15     $     11.23     $     11.97   $     12.47
                         ============     ===========     ===========   ===========

----
* Redemption price per share (Class B) varies by length of time shares are held. (See note 1)
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                            Statements of Operations
                      For the Period Ended March 31, 2000
                                  (Unaudited)

                                                          Short-
                              Prime     U.S. Treasury  Intermediate   Intermediate U.S.
                           Money Market Money Market  U.S. Government    Government
                               Fund         Fund        Income Fund       Bond Fund
                           ------------ ------------- --------------- -----------------
INVESTMENT INCOME:
Interest income..........   $2,158,313   $9,560,101     $ 5,601,004      $ 6,173,379
Dividend income..........           --           --          85,192           78,919
Income from securities
lending..................           --       11,305          34,088           30,483
                            ----------   ----------     -----------      -----------
   Total Income..........    2,158,313    9,571,406       5,720,284        6,282,781
                            ----------   ----------     -----------      -----------
EXPENSES:
Investment advisory
fees.....................      147,659      708,581         553,406          584,452
Administration fees......       73,830      354,291         184,470          194,819
Distribution fees--Class
A........................       15,740      120,631          11,161            8,192
Distribution fees--Class
B........................       54,585       18,359              --           12,386
Accounting fees..........       25,677       63,211          34,443           43,499
Transfer agent fees......       42,781       75,774          25,123           63,033
Trustees' fees and
expenses.................        2,196        8,802           4,173            4,715
Other....................       25,940       78,395          27,104           32,064
                            ----------   ----------     -----------      -----------
   Gross Expenses........      388,408    1,428,044         839,880          943,160
   Expenses waived.......      (86,451)    (231,821)       (143,930)        (101,504)
                            ----------   ----------     -----------      -----------
   Total Expenses........      301,957    1,196,223         695,950          841,656
                            ----------   ----------     -----------      -----------
Net Investment Income....    1,856,356    8,375,183       5,024,334        5,441,125
                            ----------   ----------     -----------      -----------
REALIZED/UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gains
(losses) on investment
transactions.............          350           --      (1,933,096)      (4,360,487)
Net change in unrealized
appreciation/depreciation
on investments...........           --           --        (523,232)       2,241,110
                            ----------   ----------     -----------      -----------
Net realized/unrealized
gains (losses) on
investments..............          350           --      (2,456,328)      (2,119,377)
                            ----------   ----------     -----------      -----------
Change in net assets
resulting from
operations...............   $1,856,706   $8,375,183     $ 2,568,006      $ 3,321,748
                            ==========   ==========     ===========      ===========

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                            Statements of Operations
                      For the Period Ended March 31, 2000
                                  (Unaudited)

                            Intermediate  North Carolina South Carolina   Virginia
                           Corporate Bond  Intermediate   Intermediate  Intermediate
                              Fund (a)    Tax-Free Fund  Tax-Free Fund  Tax-Free Fund
                           -------------- -------------- -------------- -------------
INVESTMENT INCOME:
Interest income..........    $1,216,838     $2,142,437      $402,334     $1,988,373
Dividend income..........        85,104         25,891         8,119         28,638
                             ----------     ----------      --------     ----------
   Total Income..........     1,301,942      2,168,328       410,453      2,017,011
                             ----------     ----------      --------     ----------
EXPENSES:
Investment advisory
fees.....................       110,566        254,924        50,515        234,984
Administration fees......        36,856         84,975        16,838         78,328
Distribution fees--Class
A........................           135         32,025         2,892            216
Distribution fees--Class
B........................            37             --            --             --
Custodian fees...........         4,978          3,947         3,965          5,715
Accounting fees..........        20,152         16,841        11,796         20,651
Transfer agent fees......        11,602         21,551        20,472          6,401
Trustees' fees and
expenses.................           634          2,117           506          1,525
Other....................        57,735          8,539         4,631         31,912
                             ----------     ----------      --------     ----------
   Gross Expenses........       242,695        424,919       111,615        379,732
   Expenses waived.......      (109,058)       (86,148)      (39,927)       (58,896)
                             ----------     ----------      --------     ----------
   Total Expenses........       133,637        338,771        71,688        320,836
                             ----------     ----------      --------     ----------
Net Investment Income....     1,168,305      1,829,557       338,765      1,696,175
                             ----------     ----------      --------     ----------
REALIZED/UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized losses on
investment transactions..      (575,962)      (886,983)     (316,950)      (451,067)
Net change in unrealized
appreciation/depreciation
on investments...........         2,025        681,656       225,999        244,798
                             ----------     ----------      --------     ----------
Net realized/unrealized
losses on investments....      (573,937)      (205,327)      (90,951)      (206,269)
                             ----------     ----------      --------     ----------
Change in net assets
resulting from
operations...............    $  594,368     $1,624,230      $247,814     $1,489,906
                             ==========     ==========      ========     ==========

----
(a)For the period from December 2, 1999 (commencement of operations) through March 31, 2000.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                            Statements of Operations
                      For the Period Ended March 31, 2000
                                  (Unaudited)

                            Growth and                Large Company Small Company
                              Income      Balanced       Growth        Growth
                            Stock Fund      Fund          Fund          Fund
                           ------------  -----------  ------------- -------------
INVESTMENT INCOME:
Interest income..........  $    122,242  $ 2,039,178   $        --  $    626,628
Dividend income..........     5,230,424      926,763       515,592        12,288
Income from securities
lending..................       143,501       21,817         3,142        40,611
                           ------------  -----------   -----------  ------------
   Total Income..........     5,496,167    2,987,758       518,734       679,527
                           ------------  -----------   -----------  ------------
EXPENSES:
Investment advisory
fees.....................     1,580,790      574,582       507,205       987,435
Administration fees......       427,242      155,293       137,083       197,488
Distribution fees--Class
A........................        90,889       51,373        21,038        48,354
Distribution fees--Class
B........................       183,534      103,719        88,210        85,125
Custodian fees...........         6,509        8,963         4,575        12,810
Accounting fees..........        75,435       34,599        32,075        42,722
Transfer agent fees......       143,955       76,037        85,376        71,735
Trustees' fees and
expenses.................        11,773        4,557         2,623         3,380
Other....................        37,712       12,627        17,335        20,251
                           ------------  -----------   -----------  ------------
   Gross Expenses........     2,557,839    1,021,750       895,520     1,469,300
   Expenses waived.......      (492,727)    (188,209)     (149,296)      (24,177)
                           ------------  -----------   -----------  ------------
   Total Expenses........     2,065,112      833,541       746,224     1,445,123
                           ------------  -----------   -----------  ------------
Net Investment Income
(Loss)...................     3,431,055    2,154,217      (227,490)     (765,596)
                           ------------  -----------   -----------  ------------
REALIZED/UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gains on
futures transactions and
investments..............    25,028,295    1,263,571    10,674,159    51,528,714
Net change in unrealized
appreciation/depreciation
on futures transactions
and investments..........   (22,745,066)  (2,232,203)   33,925,941    48,670,878
                           ------------  -----------   -----------  ------------
Net realized/unrealized
gains (losses) on
investments..............     2,283,229     (968,632)   44,600,100   100,199,592
                           ------------  -----------   -----------  ------------
Change in net assets
resulting from
operations...............  $  5,714,284  $ 1,185,585   $44,372,610  $ 99,433,996
                           ============  ===========   ===========  ============

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                            Statements of Operations
                      For the Period Ended March 31, 2000
                                  (Unaudited)

                           International Capital Manager Capital Manager
                              Equity      Conservative      Moderate     Capital Manager
                               Fund        Growth Fund     Growth Fund     Growth Fund
                           ------------- --------------- --------------- ---------------
INVESTMENT INCOME:
Interest income..........   $   115,093    $       --      $       --      $       --
Dividend income..........       549,943            --              --              --
Foreign tax withholding
 .........................       (62,649)           --              --              --
Dividend income from af-
filiates.................            --       704,972         536,987         413,350
                            -----------    ----------      ----------      ----------
   Total Income..........       602,387       704,972         536,987         413,350
                            -----------    ----------      ----------      ----------
EXPENSES:
Investment advisory
fees.....................       595,803        41,483          37,490          34,221
Administration fees......       119,161        82,966          74,980          68,442
Distribution fees--Class
A........................         6,038         1,039           3,629           3,079
Distribution fees--Class
B........................        14,775           641           1,355           2,632
Custodian fees...........        41,659         4,130           4,087           4,130
Accounting fees..........        46,955        14,571          14,571          14,571
Transfer agent fees......        48,202        23,895          24,262          25,314
Trustees' fees and ex-
penses...................         2,472           732             610             610
Other....................        10,649         3,854           1,856             946
                            -----------    ----------      ----------      ----------
   Gross Expenses........       885,714       173,311         162,840         153,945
   Expenses waived.......        (3,019)     (108,377)        (99,288)        (90,515)
                            -----------    ----------      ----------      ----------
   Total Expenses........       882,695        64,934          63,552          63,430
                            -----------    ----------      ----------      ----------
Net Investment Income
(Loss)...................      (280,308)      640,038         473,435         349,920
                            -----------    ----------      ----------      ----------
REALIZED/UNREALIZED GAINS
ON INVESTMENTS:
Net realized gains on
foreign currency
transactions and
investments..............    10,256,022            --              --              --
Net realized gains on in-
vestment transactions
with affiliates..........            --       521,612         736,738         730,925
Net realized gain distri-
butions from underlying
funds....................            --       926,418       1,156,656       1,303,844
Net change in unrealized
appreciation/depreciation
on foreign currency
transactions and invest-
ments....................    11,901,833       315,608         971,937       1,544,507
                            -----------    ----------      ----------      ----------
Net realized/unrealized
gains on investments.....    22,157,855     1,763,638       2,865,331       3,579,276
                            -----------    ----------      ----------      ----------
Change in net assets re-
sulting from operations..   $21,877,547    $2,403,676      $3,338,766      $3,929,196
                            ===========    ==========      ==========      ==========

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                      Statements of Changes in Net Assets

                                                             U.S. Treasury
                           Prime Money Market Fund         Money Market Fund
                          ---------------------------  ---------------------------
                            For the        For the       For the        For the
                          Period ended   Year ended    Period ended   Year ended
                           March 31,    September 30,   March 31,    September 30,
                              2000          1999           2000          1999
                          ------------  -------------  ------------  -------------
                          (Unaudited)                  (Unaudited)
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income..  $ 1,856,356   $  2,724,242   $  8,375,183  $ 13,438,125
 Net realized gains on
 investment
 transactions...........          350          3,555             --            --
                          -----------   ------------   ------------  ------------
Change in net assets
resulting from
operations..............    1,856,706      2,727,797      8,375,183    13,438,125
                          -----------   ------------   ------------  ------------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment
 income.................     (140,513)      (152,033)      (977,550)   (1,737,810)
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment
 income.................     (230,029)      (117,652)       (70,373)      (61,245)
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment
 income.................   (1,485,814)    (2,454,557)    (7,327,260)  (11,639,070)
                          -----------   ------------   ------------  ------------
Change in net assets
from shareholder
distributions...........   (1,856,356)    (2,724,242)    (8,375,183)  (13,438,125)
                          -----------   ------------   ------------  ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued.................  110,907,282    172,392,196    478,461,592   587,978,397
 Dividends reinvested...      143,575        154,204      2,849,841     4,508,381
 Cost of shares
 redeemed...............  (93,542,009)  (142,603,501)  (444,136,292) (543,926,357)
                          -----------   ------------   ------------  ------------
Change in net assets
from capital
transactions............   17,508,848     29,942,899     37,175,141    48,560,421
                          -----------   ------------   ------------  ------------
Change in net assets....   17,509,198     29,946,454     37,175,141    48,560,421
NET ASSETS:
 Beginning of period....   71,278,300     41,331,846    327,089,517   278,529,096
                          -----------   ------------   ------------  ------------
 End of period..........  $88,787,498   $ 71,278,300   $364,264,658  $327,089,517
                          ===========   ============   ============  ============
SHARE TRANSACTIONS:
 Issued.................  110,907,282    172,392,196    478,461,592   587,978,397
 Reinvested.............      143,575        154,204      2,849,841     4,508,381
 Redeemed...............  (93,542,009)  (142,603,501)  (444,136,292) (543,926,357)
                          -----------   ------------   ------------  ------------
Change in shares........   17,508,848     29,942,899     37,175,141    48,560,421
                          ===========   ============   ============  ============

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                      Statements of Changes in Net Assets

                               Short-Intermediate              Intermediate
                                U.S. Government              U.S. Government
                                  Income Fund                   Bond Fund
                           ---------------------------  ---------------------------
                             For the        For the       For the        For the
                           Period ended   Year ended    Period ended   Year ended
                            March 31,    September 30,   March 31,    September 30,
                               2000          1999           2000          1999
                           ------------  -------------  ------------  -------------
                           (Unaudited)                  (Unaudited)
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income.... $  5,024,334  $  8,728,816   $  5,441,125  $ 10,358,648
 Net realized gains
 (losses) on investment
 transactions ............   (1,933,096)      506,677     (4,360,487)    2,542,689
 Net change in unrealized
 appreciation/depreciation
 on investments ..........     (523,232)   (7,407,066)     2,241,110   (17,109,843)
                           ------------  ------------   ------------  ------------
Change in net assets
resulting from
operations................    2,568,006     1,828,427      3,321,748    (4,208,506)
                           ------------  ------------   ------------  ------------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment
 income...................     (115,905)     (227,380)       (87,901)     (189,135)
 From net realized gains
 from investment
 transactions.............           --            --        (11,035)      (45,700)
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment
 income...................           --            --        (57,025)      (83,767)
 From net realized gains
 from investment
 transactions.............           --            --         (8,692)      (15,100)
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment
 income...................   (4,908,429)   (8,601,436)    (5,296,199)  (10,085,746)
 From net realized gains
 from investment
 transactions.............           --            --       (647,393)   (1,898,850)
                           ------------  ------------   ------------  ------------
Change in net assets from
shareholder
distributions.............   (5,024,334)   (8,828,816)    (6,108,245)  (12,318,298)
                           ------------  ------------   ------------  ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued...................   44,113,835    53,751,017     37,476,264    93,711,669
 Dividends reinvested.....      265,463       559,768      1,522,139     3,341,950
 Cost of shares redeemed..  (25,867,203)  (37,203,799)   (75,074,780)  (53,254,932)
                           ------------  ------------   ------------  ------------
Change in net assets from
capital transactions......   18,512,095    17,106,986    (36,076,377)   43,798,687
                           ------------  ------------   ------------  ------------
Change in net assets......   16,055,767    10,106,597    (38,862,874)   27,271,883
NET ASSETS:
 Beginning of period......  171,911,672   161,805,075    219,404,304   192,132,421
                           ------------  ------------   ------------  ------------
 End of period............ $187,967,439  $171,911,672   $180,541,430  $219,404,304
                           ============  ============   ============  ============
SHARE TRANSACTIONS:
 Issued...................    4,604,430     5,472,276      3,921,783     9,371,863
 Reinvested...............       27,717        56,935        158,739       329,967
 Redeemed.................   (2,710,022)   (3,784,731)    (7,828,344)   (5,273,293)
                           ------------  ------------   ------------  ------------
Change in shares..........    1,922,125     1,744,480     (3,747,822)    4,428,537
                           ============  ============   ============  ============

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                      Statements of Changes in Net Assets

                              Intermediate Corporate       North Carolina
                                    Bond Fund        Intermediate Tax-Free Fund
                              ---------------------- ---------------------------
                                     For the           For the        For the
                                   Period ended      Period ended   Year ended
                                    March 31,         March 31,    September 30,
                                     2000 (a)            2000          1999
                              ---------------------- ------------  -------------
                                   (Unaudited)       (Unaudited)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......       $ 1,168,305       $ 1,829,557   $  3,412,964
 Net realized losses on
 investment transactions....          (575,962)         (886,983)      (102,373)
 Net change in unrealized
 appreciation/depreciation
 on investments.............             2,025           681,656     (4,541,542)
                                   -----------       -----------   ------------
Change in net assets
resulting from operations...           594,368         1,624,230     (1,230,951)
                                   -----------       -----------   ------------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment
 income.....................            (1,674)         (267,301)      (532,706)
 From net realized gains
 from investment
 transactions...............                --              (650)       (60,954)
 In excess of net realized
 gains from investment
 transactions...............                --                --        (24,537)
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment income
 ...........................              (208)               --             --
DISTRIBUTIONS TO TRUST CLASS
SHAREHOLDERS:
 From net investment
 income.....................        (1,166,423)       (1,562,256)    (2,880,258)
 From net realized gains
 from investment
 transactions...............                --            (3,505)      (361,508)
 In excess of net realized
 gains from investment
 transactions...............                --                --       (145,523)
                                   -----------       -----------   ------------
Change in net assets from
shareholder distributions...        (1,168,305)       (1,833,712)    (4,005,486)
                                   -----------       -----------   ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued.....................        74,348,922        11,776,961     26,407,580
 Dividends reinvested.......           634,649           233,323        508,644
 Cost of shares redeemed....        (2,155,378)       (9,344,833)   (22,618,365)
                                   -----------       -----------   ------------
Change in net assets from
capital transactions........        72,828,193         2,665,451      4,297,859
                                   -----------       -----------   ------------
Change in net assets........        72,254,256         2,455,969       (938,578)
NET ASSETS:
 Beginning of period........                --        84,107,493     85,046,071
                                   -----------       -----------   ------------
 End of period..............       $72,254,256       $86,563,462   $ 84,107,493
                                   ===========       ===========   ============
SHARE TRANSACTIONS:
 Issued.....................         7,484,890         1,202,758      2,588,527
 Reinvested.................            64,725            23,850         49,458
 Redeemed...................          (219,728)         (956,734)    (2,211,670)
                                   -----------       -----------   ------------
Change in shares............         7,329,887           269,874        426,315
                                   ===========       ===========   ============

----
(a) For the period from December 2, 1999 (commencement of operations) through March 31, 2000.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                      Statements of Changes in Net Assets

                                 South Carolina          Virginia Intermediate
                           Intermediate Tax-Free Fund        Tax-Free Fund
                           --------------------------- ---------------------------
                             For the        For the      For the        For the
                           Period ended   Year ended   Period ended  Period ended
                            March 31,    September 30,  March 31,    September 30,
                               2000          1999          2000        1999 (a)
                           ------------  ------------- ------------  -------------
                           (Unaudited)                 (Unaudited)
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income.... $   338,765    $   709,461  $ 1,696,175    $ 1,263,469
 Net realized gains
 (losses) on investment
 transactions.............    (316,950)         1,730     (451,067)      (191,046)
 Net change in unrealized
 appreciation/depreciation
 on investments...........     225,999     (1,074,450)     244,798     (2,572,782)
                           -----------    -----------  -----------    -----------
Change in net assets
resulting from
operations................     247,814       (363,259)   1,489,906     (1,500,359)
                           -----------    -----------  -----------    -----------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment
 income...................     (22,476)       (26,968)      (1,824)          (469)
 From net realized gains
 from investment
 transactions.............          --         (1,845)          --             --
 In excess of net realized
 gains from investment
 transactions.............          --           (543)          --             --
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment
 income...................    (316,289)      (682,493)  (1,694,351)    (1,263,000)
 From net realized gains
 from investment
 transactions.............          --       (110,141)          --             --
 In excess of net realized
 gains from investment
 transactions.............          --        (32,411)          --             --
                           -----------    -----------  -----------    -----------
Change in net assets from
shareholder
distributions.............    (338,765)      (854,401)  (1,696,175)    (1,263,469)
                           -----------    -----------  -----------    -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued...................     950,899      4,262,509    6,048,712     85,191,871
 Dividends reinvested.....      20,424         21,108        1,244            219
 Cost of shares redeemed..  (1,454,129)    (4,149,815)  (6,595,566)    (3,000,806)
                           -----------    -----------  -----------    -----------
Change in net assets from
capital transactions .....    (482,806)       133,802     (545,610)    82,191,284
                           -----------    -----------  -----------    -----------
Change in net assets......    (573,757)    (1,083,858)    (751,879)    79,427,456
NET ASSETS:
 Beginning of period......  17,455,106     18,538,964   79,427,456             --
                           -----------    -----------  -----------    -----------
 End of period............ $16,881,349    $17,455,106  $78,675,577    $79,427,456
                           ===========    ===========  ===========    ===========
SHARE TRANSACTIONS:
 Issued...................      98,924        422,672      562,326      7,585,174
 Reinvested...............       2,109          2,086          116             20
 Redeemed.................    (151,217)      (414,297)    (610,931)      (271,258)
                           -----------    -----------  -----------    -----------
Change in shares .........     (50,184)        10,461      (48,489)     7,313,936
                           ===========    ===========  ===========    ===========

----
(a) For the period from May 17, 1999 (commencement of operations) through September 30, 1999.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                      Statements of Changes in Net Assets

                               Growth and Income                 Balanced
                                   Stock Fund                      Fund
                           ---------------------------  ---------------------------
                             For the        For the       For the        For the
                           Period ended   Year ended    Period ended   Year ended
                            March 31,    September 30,   March 31,    September 30,
                               2000          1999           2000          1999
                           ------------  -------------  ------------  -------------
                           (Unaudited)                  (Unaudited)
FROM INVESTMENT ACTIVI-
TIES:
OPERATIONS:
 Net investment income.... $  3,431,055  $   6,625,392  $  2,154,217  $  4,153,838
 Net realized gains on
 investment transactions..   25,028,295     37,465,613     1,263,571     9,253,980
 Net change in unrealized
 appreciation/depreciation
 on investments...........  (22,745,066)     7,984,149    (2,232,203)   (2,071,623)
                           ------------  -------------  ------------  ------------
Change in net assets
resulting from
operations................    5,714,284     52,075,154     1,185,585    11,336,195
                           ------------  -------------  ------------  ------------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment
 income...................     (264,293)      (515,715)     (278,224)     (540,324)
 From net realized gains
 from investment
 transactions.............   (3,095,963)    (1,704,986)     (889,513)   (1,111,931)
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment
 income...................     (134,387)      (208,234)     (207,628)     (342,755)
 From net realized gains
 from investment
 transactions.............   (3,107,786)    (1,455,060)     (912,904)     (856,840)
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment
 income...................   (3,032,375)    (5,901,443)   (1,693,027)   (3,286,351)
 From net realized gains
 from investment
 transactions.............  (30,471,495)   (15,578,825)   (5,067,849)   (5,781,527)
                           ------------  -------------  ------------  ------------
Change in net assets from
shareholder
distributions.............  (40,106,299)   (25,364,263)   (9,049,145)  (11,919,728)
                           ------------  -------------  ------------  ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued...................   48,231,210    107,370,335    12,064,915    33,795,452
 Dividends reinvested.....   19,595,989     12,926,508     7,321,504     9,175,126
 Cost of shares redeemed..  (66,094,643)  (111,377,616)  (26,533,236)  (25,364,362)
                           ------------  -------------  ------------  ------------
Change in net assets from
capital transactions......    1,732,556      8,919,227    (7,146,817)   17,606,216
                           ------------  -------------  ------------  ------------
Change in net assets......  (32,659,459)    35,630,118   (15,010,377)   17,022,683
NET ASSETS:
 Beginning of period......  456,515,201    420,885,083   163,095,519   146,072,836
                           ------------  -------------  ------------  ------------
 End of period............ $423,855,742  $ 456,515,201  $148,085,142  $163,095,519
                           ============  =============  ============  ============
SHARE TRANSACTIONS:
 Issued...................    2,675,419      5,279,265       908,735     2,354,356
 Reinvested...............    1,056,657        634,868       545,615       640,132
 Redeemed.................   (3,663,090)    (5,391,287)   (2,020,326)   (1,762,439)
                           ------------  -------------  ------------  ------------
Change in shares..........       68,986        522,846      (565,976)    1,232,049
                           ============  =============  ============  ============

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                      Statements of Changes in Net Assets

                                 Large Company                 Small Company
                                  Growth Fund                   Growth Fund
                           ---------------------------  ----------------------------
                             For the        For the        For the        For the
                           Period ended   Year ended    Period ended    Year ended
                            March 31,    September 30,    March 31,    September 30,
                               2000          1999           2000           1999
                           ------------  -------------  -------------  -------------
                           (Unaudited)                   (Unaudited)
FROM INVESTMENT ACTIVI-
TIES:
OPERATIONS:
 Net investment loss...... $   (227,490) $   (162,867)  $    (765,596) $  (1,196,306)
 Net realized gains on
 futures transactions and
 investments..............   10,674,159     6,107,190      51,528,714     12,616,268
 Net change in unrealized
 appreciation/depreciation
 on futures transactions
 and investments..........   33,925,941    12,965,625      48,670,878     28,117,911
                           ------------  ------------   -------------  -------------
Change in net assets
resulting from
operations................   44,372,610    18,909,948      99,433,996     39,537,873
                           ------------  ------------   -------------  -------------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net realized gains
 from investment
 transactions.............     (386,187)     (124,106)     (1,678,289)            --
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net realized gains
 from investment
 transactions.............     (835,887)     (279,203)     (1,383,064)            --
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net realized gains
 from investment
 transactions.............   (5,750,383)   (3,203,980)    (12,786,728)            --
 In excess of net
 investment income........           --       (24,125)             --             --
                           ------------  ------------   -------------  -------------
Change in net assets from
shareholder
distributions.............   (6,972,457)   (3,631,414)    (15,848,081)            --
                           ------------  ------------   -------------  -------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued...................   36,251,551    53,970,032     165,399,683    111,811,018
 Dividends reinvested.....    1,234,808       460,407      10,248,791             --
 Cost of shares redeemed..  (14,042,473)  (17,771,061)   (146,578,246)  (106,478,404)
                           ------------  ------------   -------------  -------------
Change in net assets from
capital transactions......   23,443,886    36,659,378      29,070,228      5,332,614
                           ------------  ------------   -------------  -------------
Change in net assets......   60,844,039    51,937,912     112,656,143     44,870,487
NET ASSETS:
 Beginning of period......  108,835,716    56,897,804     128,115,528     83,245,041
                           ------------  ------------   -------------  -------------
 End of period............ $169,679,755  $108,835,716   $ 240,771,671  $ 128,115,528
                           ============  ============   =============  =============
SHARE TRANSACTIONS:
 Issued...................    2,501,885     4,658,383       4,646,236      5,271,001
 Reinvested...............       91,792        43,579         349,883             --
 Redeemed.................     (976,525)   (1,519,232)     (4,070,627)    (4,899,093)
                           ------------  ------------   -------------  -------------
Change in shares..........    1,617,152     3,182,730         925,492        371,908
                           ============  ============   =============  =============

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                      Statements of Changes in Net Assets

                                                             Capital Manager
                                 International                 Conservative
                                  Equity Fund                  Growth Fund
                           ---------------------------  ---------------------------
                             For the        For the       For the        For the
                           Period ended   Year ended    Period ended   Year ended
                            March 31,    September 30,   March 31,    September 30,
                               2000          1999           2000        1999 (a)
                           ------------  -------------  ------------  -------------
                           (Unaudited)                  (Unaudited)
FROM INVESTMENT ACTIVI-
TIES:
OPERATIONS:
 Net investment income
 (loss)................... $   (280,308) $    139,281   $   640,038    $   983,283
 Net realized gains on
 foreign currency
 transactions and
 investments..............   10,256,022     4,835,636            --             --
 Net realized gains on
 investment transactions
 with affiliates..........           --            --       521,612        217,601
 Net realized gain
 distributions from
 underlying funds.........           --            --       926,418        565,771
 Net change in unrealized
 appreciation/depreciation
 on foreign currency
 transactions and
 investments..............   11,901,833    16,606,815       315,608        383,969
                           ------------  ------------   -----------    -----------
Change in net assets
resulting from
operations................   21,877,547    21,581,732     2,403,676      2,150,624
                           ------------  ------------   -----------    -----------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment
 income...................           --        (4,037)       (7,863)       (12,382)
 From net realized gains
 from investment
 transactions.............     (104,842)      (22,804)      (10,851)        (2,027)
 In excess of net
 investment income........           --            --            --            (24)
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment
 income...................           --        (2,136)       (1,963)        (1,510)
 From net realized gains
 from investment
 transactions.............     (122,221)      (34,567)       (2,673)            --
 In excess of net
 investment income........           --            --            --             (3)
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment
 income...................           --      (273,843)     (635,102)    (1,008,395)
 From net realized gains
 from investment
 transactions.............   (4,989,752)   (1,288,928)     (722,850)      (400,054)
 In excess of net
 investment income........           --            --            --         (1,977)
                           ------------  ------------   -----------    -----------
Change in net assets from
shareholder
distributions.............   (5,216,815)   (1,626,315)   (1,381,302)    (1,426,372)
                           ------------  ------------   -----------    -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued...................   25,955,218    26,053,178     1,904,095     10,867,721
 Dividends reinvested.....    1,543,932       481,380       398,386        128,560
 Cost of shares redeemed..  (16,468,139)  (18,352,844)   (4,415,086)    (2,380,373)
                           ------------  ------------   -----------    -----------
Change in net assets from
capital transactions......   11,031,011     8,181,714    (2,112,605)     8,615,908
                           ------------  ------------   -----------    -----------
Change in net assets......   27,691,743    28,137,131    (1,090,231)     9,340,160
NET ASSETS:
 Beginning of period......  101,730,800    73,593,669    33,232,232     23,892,072
                           ------------  ------------   -----------    -----------
 End of period............ $129,422,543  $101,730,800   $32,142,001    $33,232,232
                           ============  ============   ===========    ===========
SHARE TRANSACTIONS:
 Issued...................    1,864,186     2,194,713       179,180      1,027,813
 Reinvested...............      112,935        44,009        37,589         12,124
 Redeemed.................   (1,201,074)   (1,534,370)     (416,786)      (224,173)
                           ------------  ------------   -----------    -----------
Change in shares..........      776,047       704,352      (200,017)       815,764
                           ============  ============   ===========    ===========

----
(a) The Fund commenced offering Class B shares on January 29, 1999.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                      Statements of Changes in Net Assets

                                Capital Manager
                                    Moderate                Capital Manager
                                  Growth Fund                 Growth Fund
                           --------------------------- ---------------------------
                             For the        For the      For the        For the
                           Period ended   Year ended   Period ended   Year ended
                            March 31,    September 30,  March 31,    September 30,
                               2000        1999 (a)        2000        1999 (a)
                           ------------  ------------- ------------  -------------
                           (Unaudited)                 (Unaudited)
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income.... $   473,435    $   563,592  $   349,920    $   350,476
 Net realized gains on
 investment transactions
 with affiliates..........     736,738        183,576      730,925        227,172
 Net realized gain
 distributions from
 underlying funds.........   1,156,656        648,294    1,303,844        687,358
 Net change in unrealized
 appreciation/depreciation
 on investments...........     971,937      1,635,682    1,544,507      2,383,183
                           -----------    -----------  -----------    -----------
Change in net assets
resulting from
operations................   3,338,766      3,031,144    3,929,196      3,648,189
                           -----------    -----------  -----------    -----------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment
 income...................     (19,766)       (34,980)     (14,734)       (12,677)
 From net realized gains
 from investment
 transactions.............     (30,245)       (36,656)     (37,901)       (15,042)
 In excess of net
 investment income........          --           (111)          --            (58)
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment
 income...................      (3,759)        (1,852)      (6,274)          (535)
 From net realized gains
 from investment
 transactions.............      (5,681)            --      (10,483)            --
 In excess of net
 investment income........          --             (6)          --             (2)
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment
 income...................    (454,801)      (595,561)    (333,803)      (425,057)
 From net realized gains
 from investment
 transactions.............    (742,081)      (540,033)    (812,804)      (705,524)
 In excess of net
 investment income........          --         (1,887)          --         (1,942)
                           -----------    -----------  -----------    -----------
Change in net assets from
shareholder
distributions.............  (1,256,333)    (1,211,086)  (1,215,999)    (1,160,837)
                           -----------    -----------  -----------    -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued...................   2,354,397      4,433,451    1,688,391      1,436,202
 Dividends reinvested.....     210,670         82,152       82,806         31,021
 Cost of shares redeemed..  (2,588,727)      (531,734)    (223,269)      (384,265)
                           -----------    -----------  -----------    -----------
Change in net assets from
capital transactions .....     (23,660)     3,983,869    1,547,928      1,082,958
                           -----------    -----------  -----------    -----------
Change in net assets......   2,058,773      5,803,927    4,261,125      3,570,310
NET ASSETS:
 Beginning of period......  28,631,597     22,827,670   25,216,704     21,646,394
                           -----------    -----------  -----------    -----------
 End of period............ $30,690,370    $28,631,597  $29,477,829    $25,216,704
                           ===========    ===========  ===========    ===========
SHARE TRANSACTIONS:
 Issued...................     213,790        412,779      148,583        133,028
 Reinvested...............      19,059          7,780        7,306          2,941
 Redeemed.................    (235,239)       (49,525)     (19,341)       (35,342)
                           -----------    -----------  -----------    -----------
Change in shares .........      (2,390)       371,034      136,548        100,627
                           ===========    ===========  ===========    ===========

----
(a) The Fund commenced offering Class B shares on January 29, 1999.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

PRIME MONEY MARKET FUND
                       Schedule of Portfolio Investments
                                 March 31, 2000
                                  (Unaudited)

  Principal                         Security                          Amortized
   Amount                         Description                           Cost
  ---------  -----------------------------------------------------   -----------
 Commercial Paper (64.2%):
 Banks (8.4%):
 $ 3,000,000 Abbey National,
             5.85%, 4/18/00.......................................   $ 2,991,712
   3,000,000 Aegon Funding Corp.,
             5.89%, 5/3/00........................................     2,984,293
   1,500,000 Banque Nationale De Paris,
             6.05%, 5/24/00.......................................     1,486,640
                                                                     -----------
                                                                       7,462,645
                                                                     -----------
 Brokerage (3.3%):
   3,000,000 Bear Stearns Co., Inc.,
             6.02%, 6/16/00.......................................     2,961,873
                                                                     -----------
 Financial Services (25.7%):
   3,608,000 Barton Capital Corp.,
             6.12%, 5/15/00.......................................     3,581,013
   3,434,000 Falcon Asset Securitization Corp.,
             6.18%, 4/14/00.......................................     3,426,336
   3,000,000 General Electric Capital Corp.,
             5.83%, 4/11/00.......................................     2,995,142
   1,330,000 Grand Funding Corp.,
             6.10%, 5/18/00.......................................     1,319,408
   2,500,000 Grand Funding Corp.,
             6.08%, 5/04/00.......................................     2,486,067
   3,000,000 Paccar Financial Corp.,
             5.80%, 4/25/00.......................................     2,988,400
   3,000,000 St. Michael Finance Ltd.,
             5.85%, 4/17/00.......................................     2,992,200
   3,000,000 Windmill Funding,
             5.86%, 4/3/00........................................     2,999,023
                                                                     -----------
                                                                      22,787,589
                                                                     -----------
 Food & Related (2.8%):
   2,530,000 Heinz Co.,
             6.05%, 5/18/00.......................................     2,510,017
                                                                     -----------
 Insurance (6.7%):
   3,000,000 American General Corp.,
             5.80%, 4/4/00........................................     2,998,550
   3,000,000 Marsh USA, Inc.,
             5.90%, 5/15/00.......................................     2,978,367
                                                                     -----------
                                                                       5,976,917
                                                                     -----------
 Manufacturing--Consumer Goods (4.5%):
   4,000,000 Kimberly-Clark Corp.,
             6.05%, 5/15/00.......................................     3,969,750
                                                                     -----------

  Principal                         Security                          Amortized
   Amount                         Description                           Cost
  ---------  -----------------------------------------------------   -----------
 Commercial Paper, continued:
 Petroleum (4.5%):
 $ 4,000,000 Koch Industries,
             6.24%, 4/3/00........................................   $ 3,998,613
                                                                     -----------
 Real Estate (3.8%):
   3,389,000 HD Real Estate Funding Corp.,
             5.93%, 5/23/00.......................................     3,359,971
                                                                     -----------
 Utilities--Telephone (4.5%):
   4,000,000 British Telecommunication,
             6.13%, 5/9/00........................................     3,974,118
                                                                     -----------
   Total Commercial Paper                                             57,001,493
                                                                     -----------
 Corporate Bonds (3.4%):
 Banks (3.4%):
   3,000,000 Goldman Sachs Group, Inc.,
             6.20%, 7/7/00........................................     3,000,000
                                                                     -----------
   Total Corporate Bonds                                               3,000,000
                                                                     -----------
 U.S. Government Agencies (11.2%):
 Federal Home Loan Mortgage Corp. (6.7%):
   5,982,000 0.00%, 4/3/00**......................................     5,979,990
                                                                     -----------
 Federal National Mortgage Assoc. (4.5%):
   4,000,000 0.00%, 4/17/00**.....................................     3,989,653
                                                                     -----------
   Total U.S. Government Agencies                                      9,969,643
                                                                     -----------
 Variable Rate Notes (21.5%):
 Banks (11.3%):
   1,050,000 Bank One Corp.,
             6.32%*, 3/23/01......................................     1,051,153
   3,000,000 First Union Corp.,
             5.93%*, 3/1/01.......................................     3,000,000
   3,000,000 Key Bank,
             5.42%*, 6/15/00......................................     2,999,642
   3,000,000 SMM Trust 1999,
             5.32%*, 4/5/00.......................................     2,999,999
                                                                     -----------
                                                                      10,050,794
                                                                     -----------
 Petroleum (3.4%):
   3,000,000 Texaco Capital, Inc.,
             5.19%*, 5/3/00.......................................     2,999,742
                                                                     -----------
 Telecommunications (3.4%):
   3,000,000 AT&T Corp.,
             5.27%*, 7/13/00......................................     2,999,662
                                                                     -----------

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                                         PRIME MONEY MARKET FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

  Principal                        Security                          Amortized
   Amount                         Description                          Cost
  ---------  ----------------------------------------------------   -----------
 Variable Rate Notes, continued:
 Utilities--Telephone (3.4%):
 $ 3,000,000 National Rural Utilities,
             5.99%*, 1/24/01.....................................   $ 3,000,000
                                                                    -----------
   Total Variable Rate Notes                                         19,050,198
                                                                    -----------
   Total Investments
   (Amortized Cost $89,021,334) (a)--100.3%                          89,021,334
   Liabilities in excess of other assets--(0.3)%                       (233,836)
                                                                    -----------
   TOTAL NET ASSETS--100.0%                                         $88,787,498
                                                                    ===========

----
(a) Cost for federal income tax and financial reporting purposes are the same.
 * The rate reflected is the rate in effect at March
   31, 2000. The maturity date reflected is the final maturity date.
** Represents Discount Note.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

U.S. TREASURY MONEY MARKET FUND
                       Schedule of Portfolio Investments
                                 March 31, 2000
                                  (Unaudited)

  Principal                        Security                         Amortized
    Amount                        Description                          Cost
  ---------   --------------------------------------------------   ------------
 U.S. Treasury Bills (16.4%):
 $ 60,000,000 4/20/00...........................................   $ 59,810,475
                                                                   ------------
   Total U.S. Treasury Bills                                         59,810,475
                                                                   ------------
 U.S. Treasury Notes (37.5%):
   17,000,000 5.50%, 4/15/00 (b)................................     17,002,599
   17,000,000 6.25%, 5/31/00....................................     17,022,046
   17,000,000 5.38%, 6/30/00 (b)................................     16,998,217
   17,000,000 5.375%, 7/31/00...................................     16,986,572
   17,000,000 5.125%, 8/31/00 (b)...............................     16,943,803
   17,000,000 4.50%, 9/30/00 (b)................................     16,874,723
   10,000,000 5.75%, 10/31/00...................................      9,972,226
   15,000,000 5.63%, 11/30/00...................................     14,938,226
   10,000,000 5.50%, 12/31/00...................................      9,935,932
                                                                   ------------
   Total U.S. Treasury Notes                                        136,674,344
                                                                   ------------
 Repurchase Agreements (46.1%):
   47,616,677 Bank of America
              Repurchase Agreement, 6.07%, 4/3/00,
              (Collateralized by $34,100,000 U.S. Treasury Bond,
              12.50%, 8/15/14, market value--$47,640,763).......     47,616,677
   50,000,000 First Boston
              Repurchase Agreement, 5.90%, 4/3/00,
              (Collateralized by $51,250,000
              U.S. Treasury Notes, 6.50%, 2/28/02, market
              value--$51,218,230) ..............................     50,000,000
   25,000,000 Lehman Brothers
              Repurchase Agreement, 6.02%, 4/3/00,
              (Collateralized by $25,440,000
              U.S. Treasury Notes, 5.75%, 4/30/03,
              market value--$25,012,542)........................     25,000,000
   25,000,000 Merrill Lynch
              Repurchase Agreement, 5.60%, 4/3/00,
              (Collateralized by $25,595,000
              U.S. Treasury Notes, 5.50%, 7/31/01,
              market value--$25,011,667) .......................     25,000,000

  Principal                        Security                        Amortized
    Amount                       Description                          Cost
  ---------   -------------------------------------------------   ------------
 Repurchase Agreements, continued:
 $ 20,000,000 Salomon/Smith Barney
              Repurchase Agreement, 5.95%, 4/3/00,
              (Collateralized by $15,640,000
              U.S. Treasury Bond, 9.25%, 2/15/16,
              market value--$20,009,917) ......................   $ 20,000,000
                                                                  ------------
   Total Repurchase Agreements                                     167,616,677
                                                                  ------------
 Short Term Securities Purchased with Securities Lending
 Collateral (16.5%):
 Repurchase Agreement (16.5%):
   60,348,750 Swiss Warburg Triparty Agreement, 6.12%, 4/3/00,
              (Collateralized by $59,610,000 U.S. Treasury
              Bond, 3.875%, 4/15/29, market value--
              $60,474,170).....................................     60,348,750
                                                                  ------------
   Total Short Term Securities Purchased with Securities Lending
   Collateral ..................................................    60,348,750
                                                                  ------------
   Total Investments
   (Amortized Cost $424,450,246) (a)--116.5%                       424,450,246
   Liabilities in excess of other assets--(16.5%)                  (60,185,588)
                                                                  ------------
   TOTAL NET ASSETS--100.0%                                       $364,264,658
                                                                  ============

----
(a) Cost for federal
    income tax and
    financial reporting
    purposes are the
    same.
(b) All or part of this
    security has been
    loaned at March 31,
    2000.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                  SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                       Schedule of Portfolio Investments
                                 March 31, 2000
                                  (Unaudited)

   Shares
     or
  Principal                         Security                           Market
   Amount                         Description                           Value
  ---------  -----------------------------------------------------   -----------
 Corporate Bonds (10.8%):
 Banks (3.1%):
 $ 3,000,000 NationsBank Corp.,
             6.13%, 7/15/04.......................................   $ 2,846,838
   3,000,000 SunTrust Banks,
             7.38%, 7/1/02........................................     2,989,158
                                                                     -----------
                                                                       5,835,996
                                                                     -----------
 Building/Construction Products (1.5%):
   3,000,000 Vulcan Materials Co.,
             5.75%, 4/1/04........................................     2,848,722
                                                                     -----------
 Computers (1.5%):
   3,000,000 IBM Corp.,
             6.22%, 8/1/27, Putable 8/1/04 @ 100..................     2,891,847
                                                                     -----------
 Financial Services (4.7%):
   3,000,000 Associates Corp. NA,
             5.80%, 4/20/04.......................................     2,822,550
   3,000,000 Ford Motor Credit,
             7.50%, 3/15/05.......................................     2,990,250
   3,000,000 Sears Roebuck Acceptance,
             6.00%, 3/20/03.......................................     2,874,471
                                                                     -----------
                                                                       8,687,271
                                                                     -----------
   Total Corporate Bonds                                              20,263,836
                                                                     -----------
 Pass-through Mortgage Securities (24.3%):
 Federal Home Loan Mortgage Corp. (14.5%):
   1,283,976 6.00%, 3/1/11, Pool # E20228.........................     1,214,115
   2,853,918 6.50%, 2/1/13, Pool #E00532..........................     2,748,460
   3,910,271 6.50%, 5/1/13, Pool # E00548.........................     3,765,779
   5,000,000 6.00%, 8/15/14, Series 2103- TA, CMO.................     4,847,100
   5,000,000 6.00%, 11/15/16, Series 2103- PY, CMO................     4,836,525
   5,000,000 6.25%, 1/15/20, Series 1583- G, CMO..................     4,926,130
   5,000,000 6.15%, 3/15/21, Series 2066-PQ, CMO..................     4,889,950
                                                                     -----------
                                                                      27,228,059
                                                                     -----------
 Federal National Mortgage Assoc. (9.8%):
   1,202,413 7.50%, 12/1/08, Pool # 190611........................     1,207,173
   1,390,175 6.00%, 3/1/09, Pool # 50986..........................     1,311,888
   1,482,586 6.00%, 4/1/09, Pool # 190759.........................     1,399,095

   Shares
     or
  Principal                         Security                           Market
   Amount                         Description                           Value
  ---------  -----------------------------------------------------   -----------
 Pass-through Mortgage Securities, continued:
 Federal National Mortgage Assoc., continued:
 $ 5,000,000 6.25%, 7/18/13, Pool # 1998-36 PN, CMO...............   $ 4,947,749
   5,000,000 6.00%, 7/25/19 Series 1999-27 CB, CMO................     4,817,250
   5,000,000 6.13%, 12/18/21,Series 1998-24 QE, CMO...............     4,785,800
                                                                     -----------
                                                                      18,468,955
                                                                     -----------
   Total Pass-through Mortgage Securities                             45,697,014
 U.S. Government Agencies (39.0%):
 Federal Home Loan Bank (6.7%):
   3,000,000 6.17%, 3/8/01........................................     2,985,948
  10,000,000 5.25%, 4/25/02.......................................     9,680,760
                                                                     -----------
                                                                      12,666,708
                                                                     -----------
 Federal Home Loan Mortgage Corp. (16.3%):
  21,250,000 6.25%, 10/15/02......................................    20,862,017
   5,000,000 6.25%, 7/15/04.......................................     4,844,795
   5,000,000 6.875%, 1/15/05......................................     4,955,775
                                                                     -----------
                                                                      30,662,587
                                                                     -----------
 Federal National Mortgage Assoc. (16.0%):
  15,500,000 5.38%, 3/15/02(b)....................................    15,052,562
   3,000,000 0.00%, 4/6/00*.......................................     2,998,494
   7,250,000 6.625%, 9/15/09......................................     6,972,216
   5,000,000 7.00%, 6/25/21.......................................     4,959,050
                                                                     -----------
                                                                      29,982,322
                                                                     -----------
   Total U.S. Government Agencies                                     73,311,617
                                                                     -----------
 U.S. Treasury Notes (24.3%):
   8,000,000 6.75%, 4/30/00(b)....................................     8,007,504
   4,000,000 6.00%, 8/15/00(b)....................................     4,000,000
   6,000,000 5.63%, 2/28/01(b)....................................     5,958,750
   3,000,000 6.50%, 5/31/01(b)....................................     3,000,939
  11,000,000 5.88%, 11/30/01(b)...................................    10,886,568
   9,000,000 5.875%, 11/15/04(b)..................................     8,836,875
     500,000 6.50%, 2/15/10.......................................       517,500
   4,500,000 6.50%, 2/28/02.......................................     4,498,596
                                                                     -----------
   Total U.S. Treasury Notes                                          45,706,732
                                                                     -----------

                                   Continued

                              [LOGO OF BB&T FUNDS]

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

   Shares
     or
 Principal                        Security                           Market
   Amount                       Description                          Value
 ---------  ---------------------------------------------------   ------------
 Investment Companies (0.8%):
  1,522,648 Federated Government Obligation  Fund..............   $  1,522,648
                                                                  ------------
   Total Investment Companies                                        1,522,648
                                                                  ------------
 Short Term Securities Purchased with Securities Lending
 Collateral (23.2%):
 Investment Companies (14.1%):
 26,533,750 AIM Liquid Asset Money Market Fund.................     26,533,750
                                                                  ------------
 Repurchase Agreements (5.9%):
 11,000,000 Lehman Brothers Triparty Agreement, 6.425%, 4/3/00,
            (See Significant Accounting Policies)..............     11,000,000
                                                                  ------------
 Variable Rate Notes (3.2%)
  6,000,000 General Motors Acceptance Corp., 6.61%**,
            11/13/00...........................................      6,000,000
                                                                  ------------
   Total Short Term Securities Purchased with Securities Lending
   Collateral                                                       43,533,750
                                                                  ------------
   Total Investments
   (Cost $233,242,180) (a)--122.4%                                 230,035,597
   Liabilities in excess of other assets--(22.4%)                  (42,068,158)
                                                                  ------------
   TOTAL NET ASSETS--100.0%                                       $187,967,439
                                                                  ============

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

               Unrealized
               appreciation........... $    69,955
               Unrealized
               depreciation...........  (3,276,538)
                                       -----------
               Net unrealized
               depreciation........... $(3,206,583)
                                       ===========

(b) All or part of this security has been loaned at March 31, 2000.
CMO--Collateralized Mortgage Obligation.
 * Represents Discount Note.
** The rate reflected is the rate in effect at March 31, 2000. The maturity date reflected is the final maturity date.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                          INTERMEDIATE U.S. GOVERNMENT BOND FUND
                       Schedule of Portfolio Investments
                                 March 31, 2000
                                  (Unaudited)

   Shares
     or
  Principal                        Security                            Market
   Amount                         Description                          Value
  ---------  ----------------------------------------------------   ------------
 Corporate Bonds (15.5%):
 Banks (2.8%):
 $ 5,000,000 SunTrust Banks,
             7.38%, 7/1/02.......................................   $  4,981,930
                                                                    ------------
 Beverages (1.1%):
   2,000,000 Anheuser Busch Cos.,
             7.50%, 3/15/12......................................      2,007,222
                                                                    ------------
 Building/Construction Products (1.6%):
   3,000,000 Vulcan Materials Co.,
             5.75%, 4/1/04.......................................      2,848,722
                                                                    ------------
 Computers (2.1%):
   4,000,000 IBM Corp.,
             6.22%, 8/1/27, Putable 8/1/04 @ 100.................      3,855,796
                                                                    ------------
 Consumer Goods & Services (1.5%):
   3,000,000 Kimberly-Clark Corp.,
             6.25%, 7/15/18......................................      2,649,201
                                                                    ------------
 Financial Services (6.4%):
   3,000,000 Ford Motor Credit,
             7.50%, 3/15/05                                            2,990,250
   5,000,000 Morgan Stanley Dean Witter,
             6.38%, 8/1/02.......................................      4,889,435
   4,000,000 Sears Roebuck Acceptance,
             6.00%, 3/20/03......................................      3,832,628
                                                                    ------------
                                                                      11,712,313
                                                                    ------------
   Total Corporate Bonds                                              28,055,184
                                                                    ------------
 Pass-through Mortgage Securities (38.0%):
 Federal Home Loan Mortgage Corp. (16.8%):
   2,181,541 6.50%, 4/1/11, Pool # E20235........................      2,108,520
   3,910,271 6.50%, 5/1/13, Pool # E00548........................      3,765,779
   5,000,000 6.00%, 8/15/14, Series 2103- TA, CMO................      4,847,100
   5,000,000 6.00%, 11/15/16, Series 2103- PY, CMO...............      4,836,525
   5,000,000 6.25%, 1/15/20, Series 1583- G, CMO.................      4,926,131
   5,000,000 7.00%, 8/15/23, Series 1644-I, CMO..................      4,938,599
   5,000,000 6.15%, 3/15/21, Series 2066-PQ, CMO.................      4,889,950
                                                                    ------------
                                                                      30,312,604
                                                                    ------------

   Shares
     or
  Principal                        Security                            Market
   Amount                         Description                          Value
  ---------  ----------------------------------------------------   ------------
 Pass-through Mortgage Securities, continued:
 Federal National Mortgage Assoc. (19.8%):
 $ 2,856,996 6.00%, 6/1/08, Pool # 124885........................   $  2,717,871
   3,234,752 6.00%, 4/1/13, Pool #251656.........................      3,043,398
   4,340,557 6.00%, 11/1/13, Pool #323363........................      4,083,789
   5,000,000 6.00%, 7/25/19 Series 1999-27 CB, CMO...............      4,817,250
   5,000,000 6.13%, 12/18/21, Series 1998-24 QE, CMO.............      4,785,800
   5,000,000 6.00%, 11/18/22, Series 1998-36 PN, CMO.............      4,756,986
   2,193,669 7.00%, 4/1/24, Pool # 250005........................      2,117,754
   4,710,869 6.00%, 1/1/29, Pool # 252211........................      4,293,309
   5,188,194 7.50%, 10/1/29, Pool # 252806.......................      5,103,724
                                                                    ------------
                                                                      35,719,881
                                                                    ------------
 Government National Mortgage Assoc. (1.4%):
   2,659,915 7.00%, 8/15/23, Pool # 354627.......................      2,593,630
                                                                    ------------
   Total Pass-through Mortgage Securities                             68,626,115
                                                                    ------------
 U.S. Government Agencies (12.7%):
 Federal Home Loan Mortgage Corp. (2.0%):
   4,000,000 5.75%, 3/15/09......................................      3,617,504
                                                                    ------------
 Federal National Mortgage Assoc. (10.7%):
  20,000,000 6.625%, 9/15/09.....................................     19,233,700
                                                                    ------------
   Total U.S. Government Agencies                                     22,851,204
                                                                    ------------
 U.S. Treasury Bonds (23.6%):
  22,250,000 7.50%, 11/15/16(b)..................................     25,212,031
   2,000,000 6.125%, 11/15/27....................................      2,018,750
  16,500,000 5.50%, 8/15/28(b)...................................     15,298,602
                                                                    ------------
   Total U.S. Treasury Bonds                                          42,529,383
                                                                    ------------
 U.S. Treasury Notes (8.2%):
   2,750,000 6.63%, 5/15/07......................................      2,803,281
   5,142,900 3.88%, 1/15/09(b)...................................      5,088,257
   5,000,000 5.875%, 11/15/04....................................      4,909,375
   2,000,000 6.50%, 2/15/10......................................      2,070,000
                                                                    ------------
   Total U.S. Treasury Notes                                          14,870,913
                                                                    ------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

INTERMEDIATE U.S. GOVERNMENT BOND FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

   Shares
     or
 Principal                        Security                           Market
   Amount                       Description                          Value
 ---------  ---------------------------------------------------   ------------
 Investment Companies (1.5%):
  2,781,009 Federated Government Obligation Fund...............   $  2,781,009
                                                                  ------------
   Total Investment Companies                                        2,781,009
                                                                  ------------
 Short Term Securities Purchased with Securities Lending
 Collateral (23.1%):
 Commercial Paper (5.5%):
 10,000,000 Safeway, 6.19%, 4/26/00............................      9,952,090
                                                                  ------------
 Investment Companies (10.4%):
 18,777,910 AIM Liquid Asset Money Market Fund.................     18,777,910
                                                                  ------------
 Repurchase Agreement (3.3%):
  6,000,000 Lehman Brothers Triparty Agreement, 6.425%, 4/3/00,
            (See Significant Accounting Policies)..............      6,000,000
                                                                  ------------
 Variable Rate Notes (3.9%):
  7,000,000 General Motors Acceptance Corp., 6.61%*, 11/13/00..      7,000,000
                                                                  ------------
   Total Short Term Securities Purchased with Securities Lending
   Collateral                                                       41,730,000
                                                                  ------------
   Total Investments
   (Cost $223,616,239) (a)--122.7%                                 221,443,808
   Liabilities in excess of other assets--(22.7%)                  (40,902,378)
                                                                  ------------
   TOTAL NET ASSETS--100.0%                                       $180,541,430
                                                                  ============

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

               Unrealized
               appreciation........... $ 1,566,085
               Unrealized
               depreciation...........  (3,738,516)
                                       -----------
               Net unrealized
               depreciation........... $(2,172,431)
                                       ===========

(b) All or part of this security has been loaned at March 31, 2000.
CMO--Collateralized Mortgage Obligation.
* The rate reflected is the rate in effect at March 31, 2000. The maturity date reflected is the final maturity date.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                INTERMEDIATE CORPORATE BOND FUND
                       Schedule of Portfolio Investments
                                 March 31, 2000
                                  (Unaudited)

 Principal                         Security                             Market
  Amount                          Description                           Value
 --------- --------------------------------------------------------   ----------
 Corporate Bonds (77.7%)
 Aerospace/Defense (1.2%)
 $ 800,000 Honeywell International,
           9.20%, 2/15/03..........................................   $  835,318
                                                                      ----------
 Automotive (3.5%)
 1,500,000 Daimlerchrysler NA,
           7.40%, 1/20/05..........................................    1,496,300
 1,000,000 Hertz Corp.,
           7.625%, 8/15/07.........................................    1,001,711
                                                                      ----------
                                                                       2,498,011
                                                                      ----------
 Banks (7.8%)
 2,000,000 Bank Of America Corp.,
           7.80%, 2/15/10..........................................    2,015,739
 1,250,000 Citigroup, Inc,
           5.80%, 3/15/04..........................................    1,189,145
 2,000,000 Mellon Bank,
           6.50%, 8/1/05...........................................    1,906,984
   500,000 Wells Fargo Co.,
           6.625%, 7/15/04.........................................      488,098
                                                                      ----------
                                                                       5,599,966
                                                                      ----------
 Beverages (3.2%)
 1,000,000 Anheuser Busch Cos.,
           7.50%, 3/15/12..........................................    1,003,611
 1,150,000 Anheuser-Busch Cos.,
           9.00%, 12/1/09..........................................    1,290,439
                                                                      ----------
                                                                       2,294,050
                                                                      ----------
 Building/Construction Products (2.6%)
 2,000,000 Vulcan Materials Co.,
           5.75%, 4/1/04...........................................    1,899,148
                                                                      ----------
 Chemicals (2.3%)
 1,750,000 Dow Chemical Co.,
           7.375%, 11/1/29.........................................    1,695,169
                                                                      ----------
 Computer Services (2.0%)
 1,500,000 Electronic Data Systems, Inc.,
           7.125%, 10/15/09........................................    1,472,340
                                                                      ----------
 Computers (1.7%)
 1,250,000 Sun Microsystems, Inc.,
           7.50%, 8/15/06..........................................    1,248,078
                                                                      ----------
 Consumer Goods & Services (1.2%)
 1,000,000 Kimberly-Clark Corp.,
           6.25%, 7/15/18..........................................      883,067
                                                                      ----------

 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------  ------------------------------------------------------   -----------
 Corporate Bonds, continued:
 Electric Utility (2.7%)
 $2,000,000 Texas Utilities Electric Co.,
            7.17%, 8/1/07.........................................   $ 1,957,918
                                                                     -----------
 Electronic Components--Semiconductors (2.0%)
  1,675,000 Motorola, Inc.,
            6.50%, 11/15/28.......................................     1,456,304
                                                                     -----------
 Financial Services (15.1%)
  2,000,000 Ford Motor Credit Co.,
            7.75%, 2/15/07........................................     2,013,434
  2,000,000 General Electric Capital Corp.,
            8.125%, 5/15/12.......................................     2,120,135
  1,250,000 General Motors Acceptance Corp.,
            7.75%, 1/19/10........................................     1,250,925
  1,500,000 Goldman Sachs Group, Inc.,
            7.50%, 1/28/05........................................     1,497,405
  2,000,000 Household Financial Corp.,
            7.875%, 3/1/07........................................     2,017,284
    750,000 Norwest Financial, Inc.,
            6.625%, 7/15/04.......................................       731,879
  1,250,000 Sears Roebuck Acceptance,
            6.00%, 3/20/03........................................     1,197,696
                                                                     -----------
                                                                      10,828,758
                                                                     -----------
 Forest & Paper Products (2.6%)
  1,250,000 Weyerhaeuser Co.,
            7.50%, 3/1/13.........................................     1,250,549
    650,000 Weyerhaeuser Co.,
            5.25%, 3/15/25........................................       656,836
                                                                     -----------
                                                                       1,907,385
                                                                     -----------
 Media (3.9%)
  1,500,000 Comcast Cable Communications,
            6.20%, 11/15/08.......................................     1,336,124
  1,000,000 Cox Communications, Inc.,
            7.75%, 8/15/06........................................       994,006
    500,000 Cox Communications, Inc.,
            6.40%, 8/1/08.........................................       455,766
                                                                     -----------
                                                                       2,785,896
                                                                     -----------
 Petroleum (3.2%)
  1,000,000 Coastal Corp.,
            6.375%, 2/1/09........................................       908,839
  1,500,000 Conoco, Inc.,
            5.90%, 4/15/04........................................     1,426,754
                                                                     -----------
                                                                       2,335,593
                                                                     -----------

                                   Continued

                              [LOGO OF BB&T FUNDS]

INTERMEDIATE CORPORATE BOND FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------  ------------------------------------------------------   -----------
 Corporate Bonds, continued:
 Pipelines (3.4%)
 $  500,000 Enron Corp.,
            6.45%, 11/15/01.......................................   $   490,550
  1,000,000 Enron Corp.,
            7.125%, 5/15/07.......................................       957,382
  1,000,000 Southern Natural Gas Co.,
            8.625%, 5/2/02........................................     1,020,476
                                                                     -----------
                                                                       2,468,408
                                                                     -----------
 Retail Stores (9.4%)
  2,000,000 Lowes Co.,
            6.50%, 3/15/29........................................     1,687,896
  2,000,000 Safeway, Inc.,
            7.25%, 9/15/04........................................     1,974,009
    625,000 Target Corp.,
            7.25%, 9/1/04.........................................       625,628
  1,000,000 Target Corp.,
            6.625%, 3/1/03........................................       981,205
  1,500,000 Wal-Mart Stores, Inc.,
            7.55%, 2/15/30........................................     1,531,293
                                                                     -----------
                                                                       6,800,031
                                                                     -----------
 Transportation & Shipping (2.7%)
  2,000,000 Norfolk Southern Corp.,
            6.95%, 5/1/02.........................................     1,973,534
                                                                     -----------
 Utilities--Telephone (7.2%)
  1,000,000 Ameritech Capital Funding,
            6.45%, 1/15/18........................................       871,524
  2,000,000 GTE California, Inc.,
            7.65%, 3/15/07........................................     2,017,023
  1,000,000 Pacific Bell,
            6.125%, 2/15/08.......................................       926,620
  1,500,000 Sprint Capital Corp.,
            6.375%, 5/1/09........................................     1,378,493
                                                                     -----------
                                                                       5,193,660
                                                                     -----------
   Total Corporate Bonds                                              56,132,634
                                                                     -----------

 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------  ------------------------------------------------------   -----------
 U.S. Government Agencies (6.5%)
 Federal Home Loan Mortgage Corp. (4.4%)
 $3,250,000 6.25%, 10/15/02.......................................   $ 3,190,662
                                                                     -----------
 Federal National Mortgage Assoc. (2.1%)
  1,600,000 6.625%, 9/15/09.......................................     1,538,696
                                                                     -----------
   Total U.S. Government Agencies                                      4,729,358
                                                                     -----------
 U.S. Treasury Bonds (6.6%)
  2,750,000 7.50%, 11/15/16.......................................     3,116,094
  1,750,000 5.50%, 8/15/28........................................     1,622,579
                                                                     -----------
   Total U.S. Treasury Bonds                                           4,738,673
                                                                     -----------
 U.S. Treasury Notes (6.1%)
  4,500,000 5.875%, 11/15/04......................................     4,418,438
                                                                     -----------
   Total U.S. Treasury Notes                                           4,418,438
                                                                     -----------
 Investment Companies (2.8%)
  2,007,633 Federated Prime Cash Obligation Fund..................     2,007,633
                                                                     -----------
   Total Investment Companies                                          2,007,633
                                                                     -----------
   Total Investments
   (Cost $72,024,711) (a)--99.7%                                      72,026,736
   Other assets in excess of liabilities--0.3%                           227,520
                                                                     -----------
   TOTAL NET ASSETS--100%                                            $72,254,256
                                                                     ===========

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized
       appreciation..... $ 344,676
       Unrealized
       depreciation.....  (342,651)
                         ---------
       Net unrealized
       appreciation..... $   2,025
                         =========

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                       NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                       Schedule of Portfolio Investments
                                 March 31, 2000
                                  (Unaudited)

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   -----------

 Municipal Bonds (98.2%):
 Education Bonds (3.9%):
 $1,000,000 Johnston Financial Corporation, North Carolina,
            5.50%, 8/1/10, Callable 8/1/09 @ 101, FSA............   $ 1,030,120
  2,000,000 North Carolina Education Revenue Bonds, 5.0%,
            11/1/17, Callable 11/1/07 @ 102......................     1,856,200
    500,000 University of North Carolina, University Revenues,
            5.20%, 5/15/05.......................................       507,145
                                                                    -----------
                                                                      3,393,465
                                                                    -----------
 General Obligation Bonds (73.7%):
    500,000 Buncombe County, North Carolina, 5.80%, 2/1/05,
            Callable 2/1/04 @ 100.5..............................       519,115
  1,000,000 Buncombe County, North Carolina, 5.10%, 3/1/07.......     1,011,570
    500,000 Burke County, North Carolina, 6.30%, 3/1/01, MBIA....       509,505
  1,000,000 Cabarrus County, North Carolina, 5.30%, 2/1/11,
            Callable 2/1/07 @ 102, MBIA..........................     1,017,080
  1,500,000 Cabarrus County, North Carolina, 5.30%, 2/1/13,
            Callable 2/1/07 @ 102, MBIA..........................     1,507,110
    500,000 Catawba County, North Carolina, 5.70%, 6/1/06,
            Callable 6/1/04 @ 101................................       519,535
  1,090,000 Charlotte, North Carolina, 5.00%, 6/1/05.............     1,101,292
  1,000,000 Charlotte, North Carolina, 5.00%, 2/1/08.............     1,005,730
  1,000,000 Charlotte, North Carolina, 5.25%, 2/1/14, Callable
            2/1/08 @ 102.........................................       997,980
  1,395,000 Charlotte, North Carolina, C.O.P., 5.25%, 3/01/2004..     1,413,637
  1,095,000 Charlotte, North Carolina, C.O.P., 5.00%, 3/01/2005..     1,098,263
    500,000 Charlotte, North Carolina, Series A, 5.50%, 7/1/06,
            Callable 7/1/02 @ 102................................       516,110
  1,000,000 Charlotte, North Carolina, Water & Sewer, 6.20%,
            6/1/01...............................................     1,020,900
  1,500,000 Charlotte, North Carolina, Water & Sewer, 5.60%,
            5/1/17, Callable 5/1/06 @ 102........................     1,576,125
  1,000,000 Charlotte, North Carolina, Water & Sewer, 5.60%,
            5/1/21, Callable 5/1/06 @ 102........................     1,050,750
  1,000,000 Charlotte, North Carolina, Water And Sewer, 5.30%,
            4/1/12...............................................     1,014,910
    600,000 Cleveland County, North Carolina, 5.10%, 6/1/03,
            FGIC.................................................       607,476
  1,000,000 Craven County, North Carolina, 5.50%, 6/1/07,
            Callable 6/1/06 @ 100.5, MBIA........................     1,034,700
    500,000 Craven County, North Carolina, 5.50%, 6/1/09,
            Callable 6/1/06 @ 102, MBIA..........................       518,540
  1,085,000 Cumberland County, North Carolina, 5.50%, 3/1/03.....     1,109,239
    500,000 Cumberland County, North Carolina, C.O.P., Civic
            Center Project-Series A, 5.80%, 12/1/03, AMBAC.......       517,100
  1,055,000 Cumberland County, North Carolina, 5.50%, 3/1/09.....     1,093,297
    400,000 Davidson County, North Carolina, C.O.P., 5.00%,
            6/1/18, Callable 6/1/08 @ 101, MBIA..................       367,692
    500,000 Durham County, North Carolina, 5.00%, 2/1/05.........       506,170
    500,000 Durham County, North Carolina, C.O.P., 5.00%, 5/1/14,
            Callable 5/1/08 @ 102................................       476,635
  1,000,000 Forsyth County, North Carolina, 5.20%, 6/1/02........     1,013,410
    500,000 Forsyth County, North Carolina, 5.60%, 8/1/03,
            Callable 8/1/02 @ 100.5..............................       512,355
    500,000 Gaston County, North Carolina, 5.00%, 3/1/08,
            Callable 3/1/06 @ 101, AMBAC.........................       501,925
  1,000,000 Gaston County, North Carolina, 5.50%, 5/1/09,
            Callable 5/1/07 @ 101, FGIC..........................     1,037,580
    500,000 Gaston County, North Carolina, 5.00%, 3/1/14, FGIC...       482,955
    500,000 Goldsboro, North Carolina, 4.90%, 6/1/01.............       503,215
    500,000 Greensboro, North Carolina, 5.40%, 4/1/02............       508,135
    700,000 Henderson County, North Carolina, 6.50%, 6/1/01......       716,856
    500,000 Johnston County, North Carolina, 5.00%, 5/1/09,
            Callable 5/1/07 @ 101, FGIC..........................       500,340
  1,000,000 Johnston County, North Carolina, 5.50%, 3/01/12......     1,029,940
  2,000,000 Mecklenburg County, North Carolina, Public
            Improvement, Series A, 5.00%, 2/1/06.................     2,017,980
    500,000 Mecklenburg County, North Carolina, 5.75%, 3/1/03,
            Callable 3/1/02 @ 100.5..............................       512,335
  1,000,000 Mecklenburg County, North Carolina, 5.40%, 4/1/03....     1,021,340
  2,000,000 Mecklenburg County, North Carolina, 5.00%, 2/1/04....     2,020,000

                                   Continued

                              [LOGO OF BB&T FUNDS]

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   -----------

 Municipal Bonds, continued:
 General Obligation Bonds, continued:
 $1,000,000 Mecklenburg, North Carolina, 5.00%, 4/1/07...........   $ 1,007,630
  1,000,000 Mecklenburg, North Carolina, 5.00%, 2/1/09...........     1,003,480
  1,340,000 New Hanover County, North Carolina, 5.30%, 11/01/03..     1,366,170
  1,500,000 New Hanover County, North Carolina, 5.30%, 11/1/08...     1,533,135
    625,000 New Hanover County, North Carolina, 5.30%, 5/1/09,
            Callable 5/1/06 @ 101.5..............................       637,613
  1,000,000 North Carolina State, 5.60%, 4/1/01..................     1,014,280
  1,500,000 North Carolina State, 5.10%, 3/1/05..................     1,521,405
  2,000,000 North Carolina State, 5.25%, 3/1/07..................     2,044,099
  2,000,000 North Carolina State, 5.10%, 6/1/08, Callable 6/1/06
            @ 101................................................     2,025,180
  1,000,000 North Carolina State, 5.10%, 6/1/09, Callable 6/1/06
            @....................................................     1,010,880
  1,000,000 North Carolina State, 5.10%, 6/1/10, Callable 6/1/06
            @ 102................................................     1,007,030
  1,000,000 North Carolina State, 5.25%, 3/1/15..................       989,760
  1,000,000 North Carolina State Highway, 5.00%, 5/1/11, Callable
            5/1/07 @ 102.........................................       994,080
  1,000,000 North Carolina State Highway, 5.00%, 5/1/13, Callable
            5/1/07 @ 102.........................................       975,580
    915,000 North Carolina State, Clean Water, 5.00%, 6/1/13,
            Callable 6/1/09 @ 102................................       892,537
    500,000 Onslow County, North Carolina, 5.30%, 5/1/05.........       510,910
  1,750,000 Randolph County, North Carolina, C.O.P., 5.30%,
            6/1/13, Callable 6/1/09 @ 101, FSA...................     1,744,943
    500,000 Rocky Mount, North Carolina, 6.10%, 5/1/03, Callable
            5/1/02 @ 100.5.......................................       516,115
  1,090,000 Rocky Mount, North Carolina, 5.00%, 2/1/10...........     1,086,577
    500,000 Stokes County, North Carolina, 5.00%, 6/1/13,
            Callable 6/1/08 @ 102, FGIC..........................       485,875
    500,000 Surry County, North Carolina, 6.25%, 4/1/01, AMBAC...       509,985
  1,000,000 Union County, North Carolina, 5.30%, 3/1/13, Callable
            3/1/09 @ 100.5, FGIC.................................     1,005,720
  1,000,000 Union County, North Carolina, 5.40%, 3/1/20, Callable
            3/1/09 @ 102.........................................       974,950
  1,000,000 Wake County, North Carolina, 5.30%, 2/1/11...........     1,016,750
    500,000 Wilkes County, North Carolina, 5.30%, 6/1/08,
            Callable 6/1/03 @ 102................................       508,915
  1,000,000 Wilmington, North Carolina, 5.00%, 4/1/08, FGIC......     1,003,930
    850,000 Wilmington, North Carolina, 5.00%, 4/1/10, FGIC......       847,357
  1,000,000 Wilmington, North Carolina, Water & Sewer Systems,
            5.60%, 6/1/15, Callable 6/1/10 @ 101, FSA............     1,012,340
                                                                    -----------
                                                                     63,736,053
                                                                    -----------
 Health Care Bonds (6.5%):
    245,000 Charlotte-Mecklenberg Hospital Authority, North
            Carolina, Health Care System Revenue, 5.70%, 1/1/01..       247,739
    200,000 Charlotte-Mecklenburg Hospital Authority, North
            Carolina, Health Care System Revenue, 5.70%, 1/1/01..       202,088
    185,000 Charlotte-Mecklenburg Hospital Authority, North
            Carolina, Health Care System Revenue, 5.90%, 1/1/02..       188,735
    110,000 Charlotte-Mecklenburg Hospital Authority, North
            Carolina, Health Care System Revenue, 6.00%, 1/1/03,
            Pre Refunded 1/1/02 @ 102............................       114,432
    190,000 Charlotte-Mecklenburg Hospital Authority, North
            Carolina, Health Care System Revenue, 6.00%, 1/1/03,
            Callable 1/1/02 @ 102................................       195,054
  1,350,000 Cumberland County, North Carolina, Hospital
            Facilities, 5.25%, 10/1/10, Callable 10/1/09 @ 101...     1,282,041
  1,000,000 Cumberland Hospital, 5.25%, 10/1/2011, Callable
            10/1/09 @ 101........................................       937,550
  1,000,000 New Hanover County Hospital, North Carolina, 5.25%,
            10/1/12, Callable 10/1/09 @ 101......................       993,670
    500,000 North Carolina Medical Care, Common Health Care
            Revenue, 5.00%, 10/1/08..............................       495,905
  1,000,000 Pitt County, North Carolina, Memorial Hospital
            Revenue, 5.50%, 12/1/15, Callable 12/1/05 @ 102......     1,005,510
                                                                    -----------
                                                                      5,662,724
                                                                    -----------

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                       NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

   Shares
     or
 Principal                        Security                           Market
   Amount                        Description                          Value
 ---------  ----------------------------------------------------   -----------

 Municipal Bonds, continued:
 Transportation Bonds (1.2%):
 $1,000,000 Piedmont, North Carolina, Triad Airport Authority,
            6.375%, 7/1/16, MBIA................................   $ 1,073,240
                                                                   -----------
 Utility Bonds (12.9%):
  1,500,000 Asheville, North Carolina, Water System Revenue,
            5.63%, 8/1/16, Callable 8/1/06 @ 102, FGIC..........     1,510,275
    500,000 Buncombe County, North Carolina, 5.30%, 3/1/08, FSA,
            Callable 3/1/06 @ 102...............................       508,050
  1,500,000 Catawba County, North Carolina, 5.50%, 1/1/13,
            Callable 1/1/13 @ 100, AMBAC........................     1,539,150
  1,000,000 Gastonia, North Carolina, 5.00%, 5/1/10, MBIA.......       985,960
    500,000 Lincolnton, North Carolina, Enterprise System
            Revenue, Water & Sewer Improvement, 5.10%, 5/1/09,
            Callable 11/1/06 @ 102, MBIA........................       501,355
  1,775,000 North Carolina Eastern Municipal Power, 6.00%,
            1/1/26, Prerefunded 1/1/22 @ 101....................     1,849,762
  1,085,000 North Carolina, Eastern Power Agency, 5.00%,
            1/1/17..............................................     1,024,772
    385,000 North Carolina, Municipal Power Agency, No. 1,
            Catawba Electric Revenue, 5.00%, 1/1/20.............       359,756
  1,825,000 Wake County, North Carolina, Waste Management
            Project, 5.00%, 2/01/05.............................     1,839,673
  1,025,000 Winston-Salem, North Carolina, Water & Sewer, 5.00%,
            6/1/12, Callable 6/1/07 @ 102.......................     1,000,298
                                                                   -----------
                                                                    11,119,051
                                                                   -----------
   Total Municipal Bonds                                            84,984,533
                                                                   -----------
 Investment Companies (3.0%):
  2,583,523 Federated Municipal Obligations Fund................     2,583,523
                                                                   -----------
   Total Investment Companies                                        2,583,523
                                                                   -----------
   Total Investments (Cost $87,303,267) (a)--101.2%                 87,568,056
   Liabilities in excess of other assets--(1.2)%                    (1,004,594)
                                                                   -----------
   TOTAL NET ASSETS--100.0%                                        $86,563,462
                                                                   ===========

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                 Unrealized appreciation..  $ 879,377
                 Unrealized depreciation..   (614,588)
                                            ---------
                 Net unrealized
                 appreciation.............  $ 264,789
                                            =========

AMBAC--AMBAC Indemnity Corporation.
FGIC--Insured by Financial Guaranty Insurance Corporation.
FSA--Insured by Financial Security Assurance.
MBIA--Municipal Bond Insurance Association.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
                       Schedule of Portfolio Investments
                                 March 31, 2000
                                  (Unaudited)

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   -----------

 Municipal Bonds (98.1%):
 Education Bonds (3.0%):
 $  500,000 University of South Carolina, University Revenues,
            5.65%, 6/1/12, Callable 6/1/06 @ 101, MBIA...........   $   511,780
                                                                    -----------
 General Obligation Bonds (51.0%):
    250,000 Beaufort County, South Carolina, School Improvements,
            Series B, 5.00%, 2/1/07, SCSDE.......................       250,125
    750,000 Berkeley County School District, South Carolina,
            5.375%, 4/1/09, Callable 4/1/08 @ 102................       768,000
  1,000,000 Charleston County, South Carolina, 5.625%, 6/1/07,
            Callable 6/1/04 @ 102, SAW...........................     1,034,880
    500,000 Charleston County, South Carolina, 5.00%, 2/1/08,
            Callable 2/1/05 @ 102................................       499,645
    500,000 Charleston County, South Carolina, 5.25%, 9/1/17,
            Callable 9/1/09 @ 101................................       486,630
  1,000,000 Charleston County, South Carolina, School District,
            4.00%, 2/1/2004......................................       956,040
    500,000 Greenville County, South Carolina, School District,
            4.20%, 3/1/03, SDSCE.................................       493,805
    500,000 Horry County, South Carolina, 7.00%, 3/1/05, FGIC....       544,675
    500,000 Horry County, South Carolina, 5.50%, 1/1/12, Callable
            1/1/05 @ 100, FGIC...................................       505,570
    500,000 Lancaster County, South Carolina, 5.00%, 3/1/11,
            Callable 3/1/10 @ 101................................       490,095
    500,000 Lexington & Richland Counties, South Carolina, 5.15%,
            3/1/07, MBIA.........................................       504,030
    500,000 South Carolina, State Capital Improvements, 5.00%,
            10/01/08, Callable 10/01/07 @ 102....................       501,375
    500,000 South Carolina, State Highway, 5.63%, 7/1/09,
            Callable 7/1/06 @ 102................................       520,870
    500,000 South Carolina, State School Facilities, 5.75%,
            1/01/10, St Aid Withholding..........................       527,430
    500,000 York County, South Carolina, School District, 5.80%,
            3/1/13, Callable 3/1/09 @ 101, FSA SCSDE.............       521,415
                                                                    -----------
                                                                      8,604,585
                                                                    -----------
 Health Care Bonds (4.4%):
    250,000 Charleston County, South Carolina, Health Care
            Services, Series A, 5.00%, 8/15/12,
            Callable 8/15/09 @ 101, FSA..........................       238,655
    500,000 Greenville Hospital Systems South Carolina, 5.60%,
            5/1/10...............................................       505,800
                                                                    -----------
                                                                        744,455
                                                                    -----------
 Housing Bonds (6.0%):
    500,000 South Carolina Housing Finance & Development, 5.50%,
            7/1/12, Callable 12/1/09 @ 100, FSA..................       502,940
    500,000 South Carolina Jobs Economic Development--Anderson,
            5.50%, 2/11/2011, FSA................................       509,360
                                                                    -----------
                                                                      1,012,300
                                                                    -----------
 Pollution Control Bonds (6.2%):
    500,000 Charleston County, South Carolina, Solid Waste,
            5.60%, 1/1/04........................................       512,675
    500,000 Darlington County, South Carolina, Pollution Control,
            6.60%, 11/1/10, Callable 11/1/02 @ 103, MBIA.........       531,585
                                                                    -----------
                                                                      1,044,260
                                                                    -----------
 Transportation Bonds (4.2%):
    700,000 South Carolina, Transportation Infrastructure, 5.25%,
            10/1/08, AMBAC.......................................       710,059
                                                                    -----------
 Utility Bonds (23.3%):
    200,000 Camden, South Carolina, Public Utility Revenue,
            5.50%, 3/1/22, Callable 3/1/07 @ 102.................       192,840
    500,000 Columbia, South Carolina, Waterworks & Sewer Systems,
            5.70%, 2/1/10........................................       522,935
  1,000,000 Piedmont, Municipal Power Agency, South Carolina,
            5.40%, 1/1/07, MBIA..................................     1,024,900
    200,000 Piedmont, Municipal Power Revenue, 5.50%, 1/1/13,
            MBIA.................................................       204,588
    500,000 South Carolina State Public Authority, Series A,
            5.38%, 1/1/04, MBIA..................................       508,520
    500,000 South Carolina State Public Service, 5.50%, 1/1/09,
            MBIA.................................................       513,935

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                       SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

  Shares
    or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Municipal Bonds, continued:
 Utility Bonds, continued:
 $ 500,000 Spartanburg South Carolina Water Works Revenue, 5.00%,
           6/01/19, Callable 6/1/07 @ 101, FGIC..................   $   462,760
   500,000 Winnsboro, South Carolina, Utility, 5.25%, 8/15/10,
           MBIA..................................................       504,350
                                                                    -----------
                                                                      3,934,828
                                                                    -----------
   Total Municipal Bonds                                             16,562,267
                                                                    -----------
 Investment Companies (1.0%):
   174,056 Federated Municipal Obligations Fund..................       174,056
                                                                    -----------
   Total Investment Companies                                           174,056
                                                                    -----------
   Total Investments (Cost $16,833,162) (a)--99.1%                   16,736,323
   Other assets in excess of liabilities--0.9%                          145,026
                                                                    -----------
   TOTAL NET ASSETS--100.0%                                         $16,881,349
                                                                    ===========

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

               Unrealized appreciation..  $  87,912
               Unrealized depreciation..   (184,751)
                                          ---------
               Net unrealized deprecia-
               tion.....................  $ (96,839)
                                          =========

AMBAC--AMBAC Indemnity Corporation.
FGIC--Insured by Financial Guaranty Insurance Corporation
FSA--Insured by Financial Security Assurance
MBIA--Insured by Municipal Bond Insurance Association
SCSDE--South Carolina School District Enhancement
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

VIRGINIA INTERMEDIATE TAX-FREE FUND
                       Schedule of Portfolio Investments
                                 March 31, 2000
                                  (Unaudited)

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   -----------

 Municipal Bonds (98.6%):
 Correctional Facility Improvements (3.1%):
 $1,500,000 Big Stone Gap, 5.25%, 9/1/10, Callable 9/1/05 @ 102..   $ 1,509,075
  1,000,000 Blue Ridge Regional Jail, 5.20%, 12/1/17, Callable
            12/1/07 @ 102, MBIA..................................       952,720
                                                                    -----------
                                                                      2,461,795
                                                                    -----------
 Education Bonds (12.6%):
    810,000 Hampton Medical College Series 91A, 6.50%, 11/15/04,
            Callable 11/15/01 @ 102..............................       843,121
    355,000 Hampton Medical College Series 91B, 6.50%, 11/15/04,
            Prerefunded 11/15/01 @ 102...........................       371,919
  1,000,000 Virginia College Building Authority, 5.00%, 9/1/14,
            Callable 9/1/07 @ 101................................       959,270
  1,000,000 Virginia State Public School Authority, 6.25%,
            1/1/04, Callable 1/1/02 @ 102........................     1,041,690
  1,000,000 Virginia State Public School Authority, 5.25%,
            8/1/10, Callable 8/01/09 @ 101.......................     1,013,460
  1,125,000 Virginia State Public School Authority, 5.00%,
            8/1/11, Callable 8/1/07 @ 101........................     1,112,468
  1,000,000 Virginia State PublicSchool Authority, 6.13%, 1/1/03,
            Callable 1/1/02 @ 102................................     1,036,270
  1,050,000 Virginia University, 5.00%, 6/1/06...................     1,055,460
  1,000,000 Virginia University, 5.00%, 6/1/08...................       999,930
  1,500,000 Winchester Virginia Education Authority, 5.00%,
            10/1/12, Callable 10/1/08 @ 102, MBIA................     1,459,245
                                                                    -----------
                                                                      9,892,833
                                                                    -----------
 General Obligation Bonds (51.1%):
  1,000,000 Arlington County, Virginia, 5.00%, 6/1/07............     1,006,520
  1,000,000 Arlington County, Virginia, 5.13%, 6/1/11, Callable
            6/1/09 @ 100.........................................     1,001,740
  1,000,000 Arlington County, Virginia, 5.00%, 10/1/12, Callable
            10/1/08 @ 101........................................       981,780
  1,800,000 Arlington County, Virginia, 5.10%, 6/1/15, Callable
            6/1/07 @ 101.5.......................................     1,747,152
  1,000,000 Fairfax County, 5.00%, 12/01/04......................     1,009,870
  1,155,000 Fairfax County, Virginia, 5.25%, 6/1/09, Callable
            6/1/04 @.............................................     1,170,073
  1,100,000 Fairfax County, Virginia, 5.00%, 6/1/14, Callable
            6/1/06 @.............................................     1,060,961
  1,000,000 Fairfax County, Virginia, Public Improvement,General
            Obligation, 5.50%, 12/1/07, State Aid Witholding.....     1,036,600
  1,000,000 Loudoun County, Virginia, 5.00%, 12/1/05.............     1,008,270
  1,200,000 Manassas, Virginia, 5.25%, 1/1/11....................     1,209,924
  1,000,000 Newport News, Virginia, 5.00%, 1/15/07...............     1,003,350
  1,000,000 Norfolk, Virginia, 5.00%, 7/1/02, FGIC...............     1,009,030
  1,840,000 Norfolk, Virginia, 5.375%, 6/1/05, FGIC..............     1,886,938
  1,500,000 Norfolk, Virginia, 5.00%, 7/1/14, Callable 7/1/08 @
            101,.................................................     1,445,100
  1,000,000 Petersburg, Virginia, 5.25%, 1/15/15, Callable
            1/15/07 @ 102, FGIC..................................       985,770
  1,000,000 Roanoke, Virginia, 5.00%, 8/1/12, Callable 8/1/09 @
            102..................................................       977,440
  2,925,000 Spotsylvanis County, Virginia, 5.50%, 7/15/12........     3,011,755
  1,500,000 Suffolk, Virginia Public Improvement, 5.00%, 12/1/15,
            Callable 12/1/07 @ 102, AMBAC........................     1,429,380
  2,000,000 Virgina State, 5.0%, 6/1/04..........................     2,020,080
  1,500,000 Virginia Beach, 6.40%, 8/1/04, Prerefunded 8/1/01 @
            102..................................................     1,565,235
  1,000,000 Virginia Beach, 5.25%, 8/1/06........................     1,019,880
  2,695,000 Virginia Beach Public Improvement, 5.25%, 3/1/08.....     2,742,001
  3,205,000 Virginia Beach Public Improvement, 5.25%, 3/1/11,
            Callable 3/1/10 @ 101................................     3,239,357
  1,200,000 Virginia Beach, Virginia, Public Improvement, 5.25%,
            8/1/07, Non-Callable.................................     1,224,048
  1,500,000 Virginia State, 5.00%, 6/1/10, Callable 6/1/06 @
            100..................................................     1,495,170
  1,000,000 Virginia State, 5.00%, 6/1/10, Callable 6/1/07 @
            100..................................................       996,780

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                             VIRGINIA INTERMEDIATE TAX-FREE FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   -----------

 Municipal Bonds, continued:
 General Obligation Bonds, continued:
 $2,050,000 Virginia State Public School Authority, 5.25%,
            8/1/10...............................................   $ 2,084,194
    845,000 Washington DC, 7.25%, 6/1/01, Prerefunded 6/1/00 @
            102, AMBAC...........................................       865,356
                                                                    -----------
                                                                     40,233,754
                                                                    -----------
 Health Care Bonds (7.2%):
  1,160,000 Danville, Virginia, Regular Hospital Authority,
            5.00%, 10/1/07, AMBAC................................     1,154,989
  1,000,000 Lynchburg, Virginia Industrial Development Authority,
            Healthcare Facility, 5.38%, 1/1/13, Callable 1/1/08 @
            101..................................................       953,320
  1,000,000 Virginia Beach Development Authority Health Care,
            5.25%, 11/1/09, Callable 11/1/08 @ 101, MBIA.........       999,950
  1,000,000 Virginia Beach Hospital Authority, 6.60%, 11/1/09,
            Prerefunded 11/1/01 @ 102............................     1,048,810
  1,500,000 Winchester Hospital, Virginia, 5.25%, 1/1/06,
            Callable 1/1/04 @ 102, AMBAC.........................     1,509,480
                                                                    -----------
                                                                      5,666,549
                                                                    -----------
 Housing Bonds (11.0%):
  1,000,000 Chesapeake Court House Project, Virginia, 5.25%,
            6/1/17, Callable 6/1/07 @ 102, MBIA..................       958,450
  1,200,000 Virginal State Public Building Authority, 5.00%,
            8/1/05...............................................     1,205,496
  1,000,000 Virginia College Building Authority, 5.50%, 4/1/10...     1,022,380
  1,000,000 Virginia College Building Authority Revenue Bond,
            5.00%, 8/1/13, Callable 8/1/07 @ 101.................       968,720
  1,000,000 Virginia Housing Development Authority Series 1,
            5.70%, 7/1/00........................................     1,002,810
  1,000,000 Virginia Housing Development Authority Series 1,
            5.90%, 7/1/02........................................     1,014,360
  1,000,000 Virginia Public Building Authority, 5.20%, 8/1/03,
            Callable 8/1/02 @ 101................................     1,012,730
  1,500,000 Virginia Public Building Authority, 5.10%, 8/1/07,
            Callable 8/1/05 @ 101................................     1,507,185
                                                                    -----------
                                                                      8,692,131
                                                                    -----------
 Transportation Bonds (9.9%):
  2,000,000 Chesapeake Bay Bridge & Tunnel, Virginia, 5.50%,
            7/1/06, Callable 7/1/05 @ 102, FGIC..................     2,062,680
  1,000,000 Fairfax County, Virginia, Economic Development,
            5.25%, 9/1/10, Callable 9/1/09 @ 102.................     1,011,960
    750,000 Metropolitan Washington DC Airport, 7.10%, 10/1/01,
            Callable 10/1/00 @ 102, FGIC.........................       773,618
  1,350,000 Virginia Commonwealth, 5.13%, 5/15/19, Callable
            5/15/07 @ 101........................................     1,260,522
  1,000,000 Virginia Commonwealth Transit Board, 5.75%, 5/15/09..     1,052,090
  1,500,000 Washington DC Metro Area Transit Authority, 6.00%,
            7/1/09, FGIC.........................................     1,597,290
                                                                    -----------
                                                                      7,758,160
                                                                    -----------
 Utility Bonds (3.7%):
  1,000,000 Fairfax County, Virginia, Water Authority, 5.00%,
            4/1/21, Callable 4/1/17 @ 100........................       912,640
  1,000,000 Henrico County, Virginia, Water & Sewer Revenue Bond,
            5.25%, 5/1/13, Callable 5/1/09 @102..................       995,280
  1,000,000 Spotsylvania County, Virginia, 5.25%, 6/1/13,
            Callable 6/1/07 @ 102, MBIA..........................       993,360
                                                                    -----------
                                                                      2,901,280
                                                                    -----------
   Total Municipal Bonds                                             77,606,502
                                                                    -----------

                                   Continued

                              [LOGO OF BB&T FUNDS]

VIRGINIA INTERMEDIATE TAX-FREE FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

  Shares
    or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Investment Companies (0.4%):
   276,445 Federated Municipal Obligations Fund...................   $   276,445
                                                                     -----------
   Total Investment Companies                                            276,445
                                                                     -----------
   Total Investments (Cost $78,313,279) (a)--99.0%                    77,882,947
   Other assets in excess of liabilities--1.0%                           792,630
                                                                     -----------
   TOTAL NET ASSETS--100.0%                                          $78,675,577
                                                                     ===========

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

               Unrealized apprecia-
               tion...................  $   594,327
               Unrealized deprecia-
               tion...................   (1,024,659)
                                        -----------
               Net unrealized depreci-
               ation..................  $  (430,332)
                                        ===========

AMBAC--AMBAC Indemnity Corporation.
FGIC--Insured by Financial Guaranty Insurance Corporation
MBIA--Insured by Municipal Bond Insurance Association
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                    GROWTH AND INCOME STOCK FUND
                       Schedule of Portfolio Investments
                                 March 31, 2000
                                  (Unaudited)

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks (96.3%):
 Aerospace/Defense (2.3%):
   71,600  Lockheed Martin Corp.(b) .............................   $  1,463,325
  127,000  Parker Hannifin Corp. ................................      5,246,688
  161,700  Raytheon Co.--Class A(b)..............................      3,041,981
                                                                    ------------
                                                                       9,751,994
                                                                    ------------
 Apparel (0.5%):
   93,200  V. F. Corp.(b) .......................................      2,242,625
                                                                    ------------
 Automobiles & Trucks (0.9%):
   79,815  Ford Motor Co. .......................................      3,666,502
                                                                    ------------
 Banking & Finance (9.7%):
  170,000  Bank Of America Corp.(b) .............................      8,914,375
  140,000  Citigroup, Inc. ......................................      8,303,750
   79,560  J.P. Morgan & Co.(b) .................................     10,482,029
  235,200  Pacific Century Financial Corp. ......................      4,777,500
  145,000  U.S. Bancorp(b).......................................      3,171,875
   84,700  Wachovia Corp. .......................................      5,722,544
                                                                    ------------
                                                                      41,372,073
                                                                    ------------
 Business Equipment & Services (2.5%):
  209,900  Harris Corp. .........................................      7,254,669
   72,300  Pitney Bowes, Inc. ...................................      3,230,906
                                                                    ------------
                                                                      10,485,575
                                                                    ------------
 Chemicals (1.1%):
  168,000  Air Products & Chemicals, Inc. .......................      4,777,500
                                                                    ------------
 Computer Software (3.9%):
   92,000  Adobe Systems, Inc.(b)................................     10,240,750
  105,000  Computer Associates International, Inc.(b) ...........      6,214,688
                                                                    ------------
                                                                      16,455,438
                                                                    ------------
 Computers (6.4%):
   60,000  Electronic Data Systems Corp. ........................      3,851,250
   88,000  Hewlett-Packard Co. ..................................     11,665,500
   99,800  IBM Corp.(b) .........................................     11,776,400
                                                                    ------------
                                                                      27,293,150
                                                                    ------------
 Consumer Goods & Services (3.1%):
  230,100  American Greetings Corp. .............................      4,199,325
  163,000  Kimberly-Clark Corp.(b) ..............................      9,128,000
                                                                    ------------
                                                                      13,327,325
                                                                    ------------
 Containers (0.9%):
  153,725  Sonoco Products Co. ..................................      3,612,538
                                                                    ------------

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Diversified Products (0.4%):
   30,000  E.I. duPont de Nemours Co. ...........................   $  1,586,250
                                                                    ------------
 Electrical Equipment (2.2%):
  174,370  Emerson Electric......................................      9,219,814
                                                                    ------------
 Electronic Components (1.7%):
  112,500  Avnet, Inc. ..........................................      7,087,500
                                                                    ------------
 Electronic Instruments (1.3%):
   96,050  Tektronix, Inc. ......................................      5,378,800
                                                                    ------------
 Electronics (0.0%):
   61,200  Lanier, Inc. .........................................        126,225
                                                                    ------------
 Energy/Coal (0.1%):
   32,977  Arch Coal, Inc. ......................................        230,839
                                                                    ------------
 Engineering (0.6%):
   87,000  Fluor Corp. ..........................................      2,697,000
                                                                    ------------
 Financial Services (2.0%):
  150,000  Fannie Mae............................................      8,465,625
                                                                    ------------
 Food & Related (4.7%):
  181,500  Bob Evans Farms.......................................      2,268,750
  166,800  Dole Food Co.(b) .....................................      3,242,175
  507,400  SUPERVALU, Inc. ......................................      9,608,888
  215,000  Universal Foods Corp. ................................      4,595,625
                                                                    ------------
                                                                      19,715,438
                                                                    ------------
 Forest & Paper Products (1.8%):
  130,900  Weyerhaeuser Co.(b) ..................................      7,461,300
                                                                    ------------
 Household--Major Appliances (0.9%):
   64,200  Whirlpool Corp.(b) ...................................      3,763,725
                                                                    ------------
 Household Products/Wares (1.1%):
   99,107  Unilever N.V.(b) .....................................      4,769,524
                                                                    ------------
 Insurance (7.3%):
  143,000  Aetna Services, Inc.(b) ..............................      7,963,312
  132,762  AON Corp.(b) .........................................      4,281,575
  199,400  Lincoln National Corp. ...............................      6,679,899
  246,800  SAFECO Corp.(b) ......................................      6,555,625
  163,000  St. Paul Cos., Inc.(b) ...............................      5,562,375
                                                                    ------------
                                                                      31,042,786
                                                                    ------------
 Leisure Time Industries (1.2%):
  302,725  Hasbro, Inc. .........................................      4,994,963
                                                                    ------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

GROWTH AND INCOME STOCK FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Machinery & Equipment (0.9%):
  158,500  Trinity Industries(b).................................   $  3,754,469
                                                                    ------------
 Manufacturing (0.9%):
   69,000  Eastman Kodak Co. ....................................      3,747,563
                                                                    ------------
 Media (1.6%):
   80,300  Banta Corp. ..........................................      1,475,513
   99,200  Media General, Inc. ..................................      5,195,600
                                                                    ------------
                                                                       6,671,113
                                                                    ------------
 Medical Equipment & Supplies (4.0%):
  139,300  Johnson & Johnson.....................................      9,759,706
  246,000  Mallinckrodt, Inc. ...................................      7,072,500
                                                                    ------------
                                                                      16,832,206
                                                                    ------------
 Office Equipment & Services (0.3%):
   50,000  Xerox Corp. ..........................................      1,300,000
                                                                    ------------
 Petroleum (6.8%):
  134,000  Ashland, Inc. ........................................      4,480,625
  101,030  Chevron Corp. ........................................      9,338,961
   80,000  Exxon Mobil Corp. ....................................      6,225,000
  187,200  Phillips Petroleum Co. ...............................      8,658,000
                                                                    ------------
                                                                      28,702,586
                                                                    ------------
 Petroleum--International (1.3%):
   93,600  Royal Dutch Petroleum Co.--NY Shares(b)...............      5,387,850
                                                                    ------------
 Pharmaceuticals (3.4%):
  236,000  Abbott Laboratories...................................      8,304,250
   55,480  Bristol-Myers Squibb Co. .............................      3,203,970
   80,400  Schering-Plough Corp. ................................      2,954,700
                                                                    ------------
                                                                      14,462,920
                                                                    ------------
 Publishing (0.8%):
   77,100  Houghton Mifflin Co.(b)...............................      3,271,931
                                                                    ------------
 Railroad (0.3%):
   56,000  CSX Corp. ............................................      1,316,000
                                                                    ------------
 Retail (1.0%):
  150,250  May Department Stores Co.(b)..........................      4,282,125
                                                                    ------------
 Retail--Food Stores (0.8%):
  107,020  Albertson's, Inc.(b)..................................      3,317,620
                                                                    ------------

   Shares
     or
  Principal                        Security                            Market
   Amount                         Description                          Value
  ---------  ----------------------------------------------------   ------------
 Common Stocks, continued:
 Security Brokers & Dealers (1.7%):
     182,062 Edwards (A.G.), Inc.(b).............................   $  7,282,480
                                                                    ------------
 Telecommunication--Equipment (1.3%):
      29,200 Corning, Inc.(b)....................................      5,664,800
                                                                    ------------
 Telecommunications (1.6%):
      55,500 BCE, Inc. ..........................................      6,961,781
                                                                    ------------
 Tobacco (0.7%):
     150,290 Philip Morris, Inc.(b)..............................      3,174,876
                                                                    ------------
 Transportation--Marine (0.2%):
      48,000 Alexander & Baldwin.................................        990,000
                                                                    ------------
 Utilities--Electric (3.3%):
     278,500 New Century Energies, Inc.(b).......................      8,372,406
     190,000 Texas Utilities Co. ................................      5,640,625
                                                                    ------------
                                                                      14,013,031
                                                                    ------------
 Utilities--Gas & Pipeline (0.8%):
     100,800 NICOR, Inc.(b)......................................      3,320,100
                                                                    ------------
 Utilities--Telephone (8.0%):
     239,122 AT&T Corp.(b).......................................     13,450,612
     115,000 BellSouth Corp. ....................................      5,405,000
     244,400 SBC Communications, Inc. ...........................     10,264,800
      81,400 Sprint Corp.(b).....................................      5,128,200
                                                                    ------------
                                                                      34,248,612
                                                                    ------------
   Total Common Stocks                                               408,226,572
                                                                    ------------
 U.S. Government Agencies (2.3%):
 Federal Home Loan Mortgage Corp. (2.3%):
 $10,000,000 0.00%, 05/11/00*....................................      9,936,600
                                                                    ------------
   Total U.S. Government Agencies                                      9,936,600
                                                                    ------------
 Investment Companies (1.5%):
   6,167,366 Federated Government Obligation Fund................      6,167,366
                                                                    ------------
   Total Investment Companies                                          6,167,366
                                                                    ------------
 Short Term Securities Purchased with Securities Lending
 Collateral (29.2%):
 Commercial Paper (20.4%):
  27,000,000 Tyco, 6.23%, 5/5/00.................................     26,726,975
  25,000,000 Conagra, 6.06%, 4/7/00 .............................     24,762,500
  25,000,000 CSX Corporation, 6.00%, 4/4/00......................     24,887,875
  10,000,000 Safeway, 6.19%, 4/26/00.............................      9,960,000
                                                                    ------------
                                                                      86,337,350
                                                                    ------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                                    GROWTH AND INCOME STOCK FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

   Shares
     or
 Principal                       Security                           Market
   Amount                       Description                          Value
 ---------  --------------------------------------------------   -------------
 Short Term Securities Purchased with Securities Lending
 Collateral, continued:
 Investment Companies (3.6%):
 15,364,350 AIM Liquid Asset Money Market Fund................   $  15,364,350
                                                                 -------------
 Repurchase Agreements (5.2%):
 22,000,000 Lehman Brothers Triparty Agreement, 6.425%,
            4/3/00, (See Significant Accounting Policies).....      22,000,000
                                                                 -------------
   Total Short Term Securities Purchased with Securities
   Lending Collateral                                              123,701,700
                                                                 -------------
   Total Investments
   (Cost $457,016,671)(a)--129.3%                                  548,032,238
   Liabilities in excess of other assets--(29.3)%                 (124,176,496)
                                                                 -------------
   TOTAL NET ASSETS--100.0%                                      $ 423,855,742
                                                                 =============

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized
               appreciation........... $122,829,576
               Unrealized
               depreciation...........  (31,814,009)
                                       ------------
               Net unrealized
               appreciation........... $ 91,015,567
                                       ============

(b) All or part of this security has been loaned at March 31, 2000.
 * Represents Discount Note.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

BALANCED FUND
                       Schedule of Portfolio Investments
                                 March 31, 2000
                                  (Unaudited)

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks (59.0%):
 Aerospace/Defense (0.8%):
  11,000   Boeing Co. ...........................................   $    417,313
  18,000   Parker Hannifin Corp. ................................        743,625
                                                                    ------------
                                                                       1,160,938
                                                                    ------------
 Aluminum (0.3%):
   6,500   Alcoa, Inc. ..........................................        456,625
                                                                    ------------
 Apparel (0.3%):
  21,000   V. F. Corp. ..........................................        505,313
                                                                    ------------
 Automobiles & Trucks (0.7%):
  21,500   Ford Motor Co. .......................................        987,656
                                                                    ------------
 Banking & Finance (3.5%):
  10,000   Bank Of America Corp. ................................        524,375
  15,000   Bank One Corp. .......................................        515,625
  24,000   Citigroup, Inc. ......................................      1,423,499
   9,000   J.P. Morgan & Co. ....................................      1,185,750
  10,000   U.S. Bancorp..........................................        218,750
  19,000   Wachovia Corp. .......................................      1,283,688
                                                                    ------------
                                                                       5,151,687
                                                                    ------------
 Banks (0.0%):
   1,600   Wells Fargo Co. ......................................         65,500
                                                                    ------------
 Beverages (1.2%):
  19,000   Anheuser-Busch Cos.(b)................................      1,182,750
   8,000   Coca-Cola Co. ........................................        375,500
   8,000   Pepsico, Inc. ........................................        276,500
                                                                    ------------
                                                                       1,834,750
                                                                    ------------
 Business Equipment & Services (0.8%):
  35,000   Harris Corp. .........................................      1,209,688
                                                                    ------------
 Chemicals (0.3%):
  15,000   Air Products & Chemicals, Inc. .......................        426,563
                                                                    ------------
 Computer--Peripherals (0.2%):
   3,000   Lexmark Intl. Group, Inc.(b)..........................        317,250
                                                                    ------------
 Computer Networking (0.6%):
  11,000   Cisco Systems, Inc.(b)................................        850,438
                                                                    ------------
 Computer Software (3.8%):
  20,000   Adobe Systems, Inc. ..................................      2,226,249
  20,000   Computer Associates International, Inc. ..............      1,183,750

  Shares
    or
 Principal                         Security                             Market
  Amount                          Description                           Value
 --------- --------------------------------------------------------   ----------
 Common Stocks, continued:
 Computer Software, continued:
   7,500   Computer Sciences Corp.(b)..............................   $  593,438
  10,500   Microsoft Corp.(b)......................................    1,115,625
   4,500   Oracle Corp.(b).........................................      351,281
                                                                      ----------
                                                                       5,470,343
                                                                      ----------
 Computers (5.1%):
  15,000   Compaq Computer Corp. ..................................      399,375
   5,000   Dell Computer Corp.(b)..................................      269,688
  12,000   Electronic Data Systems Corp. ..........................      770,250
   1,550   EMC Corp.(b)............................................      193,750
  18,000   Hewlett-Packard Co. ....................................    2,386,124
  24,000   IBM Corp.(c)............................................    2,831,999
   6,000   Sun Microsystems, Inc.(b)...............................      562,219
                                                                      ----------
                                                                       7,413,405
                                                                      ----------
 Containers (0.2%):
  10,000   Sonoco Products Co. ....................................      235,000
                                                                      ----------
 Cosmetics/Personal Care (0.3%):
   8,400   Procter & Gamble Co. ...................................      472,500
                                                                      ----------
 Diversified Products (1.1%):
  10,500   E.I. duPont de Nemours Co. .............................      555,188
   7,000   General Electric Co. ...................................    1,086,312
                                                                      ----------
                                                                       1,641,500
                                                                      ----------
 Electrical Equipment (0.6%):
  15,000   Emerson Electric........................................      793,125
   2,700   PG & E Corp. ...........................................       56,700
                                                                      ----------
                                                                         849,825
                                                                      ----------
 Electronic Components (2.8%):
  24,000   Avnet, Inc. ............................................    1,512,000
  20,300   Intel Corp. ............................................    2,678,330
                                                                      ----------
                                                                       4,190,330
                                                                      ----------
 Electronic Components--Semiconductors (0.8%):
   7,000   Applied Materials, Inc.(b)..............................      659,750
   3,700   Texas Instruments, Inc. ................................      592,000
                                                                      ----------
                                                                       1,251,750
                                                                      ----------
 Electronic Instruments (1.3%):
  35,000   Tektronix, Inc. ........................................    1,960,000
                                                                      ----------

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                                                   BALANCED FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Engineering (0.3%):
  14,000   Fluor Corp. ..........................................   $    434,000
                                                                    ------------
 Financial Services (0.8%):
   2,600   American Express Co. .................................        387,238
  10,000   Associates First Capital Corp. .......................        214,375
  10,000   Fannie Mae............................................        564,375
     800   Morgan Stanley Dean Witter............................         65,250
                                                                    ------------
                                                                       1,231,238
                                                                    ------------
 Food & Related (1.9%):
  26,000   Dean Foods Co. .......................................        695,500
  39,500   Sara Lee Corp. .......................................        711,000
  50,000   SUPERVALU, Inc. ......................................        946,875
  20,000   Universal Foods Corp. ................................        427,500
                                                                    ------------
                                                                       2,780,875
                                                                    ------------
 Forest & Paper Products (0.6%):
  15,000   Weyerhaeuser Co. .....................................        855,000
                                                                    ------------
 Health Care (0.3%):
  20,000   Columbia HCA Healthcare Corp. ........................        506,250
                                                                    ------------
 Household--Major Appliances (0.8%):
  21,100   Whirlpool Corp. ......................................      1,236,988
                                                                    ------------
 Household Products/Wares (0.5%):
  15,000   Unilever N.V. ........................................        721,875
                                                                    ------------
 Insurance (4.8%):
  15,000   Aetna Services, Inc. .................................        835,313
  40,000   Allstate Corp. .......................................        952,500
  10,000   American General Corp. ...............................        561,250
   5,000   American International Group, Inc. ...................        547,500
  20,000   Cigna Corp. ..........................................      1,514,999
  16,000   Lincoln National Corp. ...............................        536,000
  20,000   SAFECO Corp. .........................................        531,250
  25,000   St. Paul Cos., Inc. ..................................        853,125
  25,000   Torchmark Corp. ......................................        578,125
                                                                    ------------
                                                                       6,910,062
                                                                    ------------
 Internet Services (0.2%):
   5,000   America Online, Inc.(b)...............................        336,250
                                                                    ------------

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Machinery & Equipment (1.0%):
  10,000   Caterpillar, Inc. ....................................   $    394,375
  26,000   Ingersoll-Rand Co. ...................................      1,150,500
                                                                    ------------
                                                                       1,544,875
                                                                    ------------
 Manufacturing (1.6%):
   7,000   Eastman Kodak Co. ....................................        380,188
  26,000   Honeywell International Inc. .........................      1,369,874
   5,000   Minnesota Mining & Manufacturing......................        442,813
   2,500   Tyco International Ltd. ..............................        124,688
                                                                    ------------
                                                                       2,317,563
                                                                    ------------
 Media (0.6%):
  10,000   Gannett Co., Inc. ....................................        703,750
   2,700   Mediaone Group, Inc.(b)...............................        218,700
                                                                    ------------
                                                                         922,450
                                                                    ------------
 Medical Equipment & Supplies (1.5%):
  10,000   Bausch & Lomb.........................................        521,875
  18,000   Johnson & Johnson.....................................      1,261,125
  15,000   Mallinckrodt, Inc. ...................................        431,250
                                                                    ------------
                                                                       2,214,250
                                                                    ------------
 Multimedia (0.5%):
   1,000   CBS Corp.(b)..........................................         56,625
  12,000   The Disney Walt Co. ..................................        496,500
   2,500   Time Warner, Inc. ....................................        250,000
                                                                    ------------
                                                                         803,125
                                                                    ------------
 Office Equipment & Services (0.5%):
  30,000   Xerox Corp. ..........................................        780,000
                                                                    ------------
 Petroleum (2.6%):
  15,000   Exxon Mobil Corp. ....................................      1,167,188
  22,300   Phillips Petroleum Co. ...............................      1,031,375
  10,000   Schlumberger Ltd. ....................................        765,000
  17,800   Texaco, Inc. .........................................        954,525
                                                                    ------------
                                                                       3,918,088
                                                                    ------------
 Petroleum--International (0.8%):
  21,200   Royal Dutch Petroleum Co.--NY Shares..................      1,220,325
                                                                    ------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

BALANCED FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Pharmaceuticals (3.4%):
  42,200   Abbott Laboratories...................................   $  1,484,913
  20,600   Bristol-Myers Squibb Co. .............................      1,189,650
   8,000   Cardinal Health, Inc. ................................        367,000
   2,000   Lilly (Eli) & Co. ....................................        126,000
  24,000   Merck & Co., Inc. ....................................      1,490,999
   4,000   Pfizer, Inc. .........................................        146,250
   2,400   Warner Lambert Co. ...................................        234,000
                                                                    ------------
                                                                       5,038,812
                                                                    ------------
 Railroad (0.3%):
  21,500   CSX Corp. ............................................        505,250
                                                                    ------------
 Restaurants (0.3%):
  12,000   McDonalds Corp. ......................................        450,750
                                                                    ------------
 Retail (0.8%):
  25,000   May Department Stores Co. ............................        712,500
   8,000   Wal-Mart Stores, Inc. ................................        444,000
                                                                    ------------
                                                                       1,156,500
                                                                    ------------
 Retail--Food Stores (0.6%):
  28,000   Albertson's, Inc. ....................................        868,000
   1,600   Kroger Co.(b).........................................         28,100
                                                                    ------------
                                                                         896,100
                                                                    ------------
 Retail--General Merchandise (0.9%):
  17,300   Target Corp. .........................................      1,293,175
                                                                    ------------
 Retail--Specialty Stores (0.3%):
   8,000   Home Depot, Inc. .....................................        516,000
                                                                    ------------
 Security Brokers & Dealers (0.5%):
  20,000   Edwards (A.G.), Inc. .................................        800,000
                                                                    ------------
 Telecommunication--Equipment (0.9%):
   7,500   Lucent Technologies, Inc. ............................        455,625
   4,500   Motorola, Inc. .......................................        640,687
   1,500   Nortel Networks Corp. ................................        189,000
     200   Qualcomm, Inc.(b).....................................         29,863
                                                                    ------------
                                                                       1,315,175
                                                                    ------------
 Telecommunications (0.1%):
   1,200   Sprint Corp. (PCS Group)(b)...........................         78,375
                                                                    ------------
 Tobacco (0.5%):
  25,000   Philip Morris, Inc. ..................................        528,125
  10,000   UST, Inc. ............................................        156,250
                                                                    ------------
                                                                         684,375
                                                                    ------------

   Shares
     or
 Principal                         Security                            Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   ------------
 Common Stocks, continued:
 Utilities--Electric (1.0%):
     17,000 FPL Group, Inc. .....................................   $    783,063
     30,000 Scana Corp. .........................................        736,875
                                                                    ------------
                                                                       1,519,938
                                                                    ------------
 Utilities--Gas & Pipeline (0.6%):
     25,000 NICOR, Inc. .........................................        823,438
                                                                    ------------
 Utilities--Telephone (4.8%):
     40,100 AT&T Corp. ..........................................      2,255,624
      7,500 Bell Atlantic Corp. .................................        458,438
     29,000 BellSouth Corp. .....................................      1,363,000
      1,000 General Telephone Electric Corp. ....................         71,000
      2,200 MCI Worldcom, Inc.(b)................................         99,688
     35,000 SBC Communications, Inc. ............................      1,469,999
     20,000 Sprint Corp. ........................................      1,260,000
                                                                    ------------
                                                                       6,977,749
                                                                    ------------
   Total Common Stocks                                                87,239,912
                                                                    ------------
 Corporate Bonds (7.9%):
 Automotive (0.7%):
 $1,000,000 Daimlerchrysler NA, 7.40%, 1/20/05...................        997,533
                                                                    ------------
 Banks (0.8%):
  1,250,000 Bank One Corp., 6.88%, 08/01/06......................      1,200,065
                                                                    ------------
 Beverages (0.8%):
  1,000,000 Anheuser-Busch Cos., 9.00%, 12/1/09..................      1,122,121
                                                                    ------------
 Computer Services (0.7%):
  1,000,000 Electronic Data Systems, Inc., 7.125%, 10/15/09......        981,560
                                                                    ------------
 Financial Services (2.2%):
  1,500,000 Ford Motor Credit, 7.50%, 3/15/05....................      1,495,124
    500,000 General Electric Capital Corp., 7.25, 2/1/05.........        499,940
  1,500,000 Sears Roebuck Acceptance, 6.00%, 3/20/03.............      1,437,236
                                                                    ------------
                                                                       3,432,300
                                                                    ------------
 Forest & Paper Products (0.7%):
  1,000,000 Weyerhaeuser Co., 7.50%, 3/1/13......................      1,000,439
                                                                    ------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                                                   BALANCED FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

   Shares
     or
 Principal                         Security                            Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   ------------
 Corporate Bonds, continued:
 Manufacturing--Capital Goods (0.7%):
 $1,000,000 Honeywell International, 7.50%, 3/1/10...............   $  1,010,794
                                                                    ------------
 Retail Stores (0.7%):
  1,000,000 Target Corp., 7.50%, 2/15/05.........................      1,007,702
                                                                    ------------
 Telecommunications (0.6%):
  1,000,000 GTE North, Inc., 6.40%, 2/15/05......................        954,976
                                                                    ------------
   Total Corporate Bonds                                              11,707,490
                                                                    ------------
 Pass-through Mortgage Securities (9.9%):
 Federal Home Loan Mortgage Corp. (4.6%):
  4,039,681 6.00%, 3/1/13, Pool #E000540.........................      3,845,251
  1,271,889 6.00%, 6/1/13, Pool #E00553..........................      1,210,673
  1,875,368 6.00%, 11/1/28, Series C00680........................      1,707,747
                                                                    ------------
                                                                       6,763,671
                                                                    ------------
 Federal National Mortgage Assoc. (5.3%):
  1,068,870 6.00%, 6/1/03, Pool # 250581.........................      1,015,427
  4,454,316 6.50%, 4/1/14, Pool # 323654.........................      4,291,422
    636,677 7.00%, 4/1/24, Pool # 250005.........................        617,577
  1,957,809 7.50%, 10/1/29, Pool # 252806........................      1,925,368
                                                                    ------------
                                                                       7,849,794
                                                                    ------------
   Total Pass-through Mortgage Securities                             14,613,465
                                                                    ------------
 U.S. Government Agencies (13.2%):
 Federal Home Loan Bank (3.4%):
  1,500,000 5.84%, 7/14/08.......................................      1,373,391
  4,000,000 5.80%, 9/2/08........................................      3,647,332
                                                                    ------------
                                                                       5,020,723
                                                                    ------------
 Federal Home Loan Mortgage Corp. (5.0%):
  3,000,000 5.00%, 1/15/04.......................................      2,792,892
  3,000,000 5.75%, 4/15/08.......................................      2,738,697
  2,000,000 6.25%, 10/15/02......................................      1,963,484
                                                                    ------------
                                                                       7,495,073
                                                                    ------------

   Shares
     or
 Principal                        Security                           Market
   Amount                       Description                          Value
 ---------  ---------------------------------------------------   ------------
 U.S. Government Agencies, continued:
 Federal National Mortgage Assoc. (4.8%):
 $1,000,000 5.63%, 5/14/04.....................................   $    948,032
  4,000,000 6.00%, 5/15/08.....................................      3,708,416
  2,500,000 6.625%, 9/15/09....................................      2,404,213
                                                                  ------------
                                                                     7,060,661
                                                                  ------------
   Total U.S. Government Agencies                                   19,576,457
                                                                  ------------
 U.S. Treasury Bonds (3.7%):
  5,000,000 7.25%, 5/15/16(c)..................................      5,526,565
                                                                  ------------
   Total U.S. Treasury Bonds                                         5,526,565
                                                                  ------------
 U.S. Treasury Notes (5.6%):
  3,000,000 7.88%, 11/15/04(c).................................      3,177,189
  2,000,000 7.50%, 2/15/05(c)..................................      2,095,000
  3,000,000 6.63%, 5/15/07.....................................      3,058,125
                                                                  ------------
   Total U.S. Treasury Notes                                         8,330,314
                                                                  ------------
 Investment Companies (1.0%):
  1,473,890 Federated Government Obligation Fund...............      1,473,890
                                                                  ------------
   Total Investment Companies                                        1,473,890
                                                                  ------------
 Short Term Securities Purchased with Securities Lending
 Collateral (8.9%):
 Investment Companies (4.8%):
  7,168,750 AIM Liquid Asset Money Market Fund ................      7,168,750
                                                                  ------------
 Repurchase Agreements (4.1%):
  6,000,000 Lehman Brothers Triparty Agreement, 6.425%, 4/3/00,
            (See Significant Accounting Policies)..............      6,000,000
                                                                  ------------
   Total Short Term Securities Purchased with Securities Lending
   Collateral                                                       13,168,750
                                                                  ------------
   Total Investments
   (Cost $146,446,629)(a)--109.2%                                  161,636,843
   Liabilities in excess of other assets--(9.2)%                   (13,551,701)
                                                                  ------------
   TOTAL NET ASSETS--100.0%                                       $148,085,142
                                                                  ============

----
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

               Unrealized
               appreciation............ $22,714,616
               Unrealized
               depreciation............  (7,524,402)
                                        -----------
               Net unrealized
               appreciation............ $15,190,214
                                        ===========

(b) Represents non-income producing securities.
(c) All or part of this security has been loaned at March 31, 2000.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

LARGE COMPANY GROWTH FUND
                       Schedule of Portfolio Investments
                                 March 31, 2000
                                  (Unaudited)

                                 Security                              Market
 Shares                        Description                             Value
 ------ ---------------------------------------------------------   ------------
 Common Stocks (93.9%):
 Advertising (1.1%):
 20,300 Omnicom Group(c).........................................   $  1,896,781
                                                                    ------------
 Aluminum (0.7%):
 16,800 Alcoa, Inc. .............................................      1,180,200
                                                                    ------------
 Audio Products (0.3%):
  5,000 Gemstar International Group Ltd.(b)......................        430,000
                                                                    ------------
 Banking & Finance (0.6%):
 20,300 Bank Of America Corp. ...................................      1,064,481
                                                                    ------------
 Banks (0.4%):
 30,450 Firstar Corp. ...........................................        698,447
                                                                    ------------
 Beverages (0.4%):
 15,250 Coca-Cola Co. ...........................................        715,797
                                                                    ------------
 Biotechnology (2.8%):
 78,000 Amgen, Inc.(b)...........................................      4,787,250
                                                                    ------------
 Commercial Services (1.7%):
 53,600 Paychex, Inc. ...........................................      2,807,300
                                                                    ------------
 Computer Networking (4.2%):
 93,100 Cisco Systems, Inc.(b)...................................      7,197,794
                                                                    ------------
 Computer Software (9.6%):
 50,750 Compuware Corp.(b).......................................      1,068,922
 68,750 Microsoft Corp.(b).......................................      7,304,687
 68,700 Oracle Corp.(b)..........................................      5,362,893
 50,750 Parametric Technology Corp.(b)...........................      1,068,922
 20,300 Rational Software Corp.(b)...............................      1,552,950
                                                                    ------------
                                                                      16,358,374
                                                                    ------------
 Computers (5.6%):
 20,450 EMC Corp.(b).............................................      2,556,250
 20,000 IBM Corp. ...............................................      2,360,000
 49,550 Sun Microsystems, Inc.(b)................................      4,642,990
                                                                    ------------
                                                                       9,559,240
                                                                    ------------
 Cosmetics/Personal Care (0.7%):
 20,300 Procter & Gamble Co. ....................................      1,141,875
                                                                    ------------
 Diversified Products (6.1%):
 40,600 Colgate-Palmolive Co. ...................................      2,288,825
 19,300 E.I. duPont de Nemours Co. ..............................      1,020,488
 45,400 General Electric Co. ....................................      7,045,512
                                                                    ------------
                                                                      10,354,825
                                                                    ------------

                                 Security                              Market
 Shares                        Description                             Value
 ------ ---------------------------------------------------------   ------------
 Common Stocks, continued:
 Electronic Components (8.3%):
 45,700 Intel Corp.(c) ..........................................   $  6,029,544
 40,300 Jabil Circuit(b).........................................      1,742,975
 40,300 KLA-Tencor Corp.(b)......................................      3,395,275
 70,900 Solectron Corp.(b).......................................      2,840,431
                                                                    ------------
                                                                      14,008,225
                                                                    ------------
 Electronic Components--Semiconductors (4.8%):
 20,000 Altera Corp.(b)..........................................      1,785,000
 36,600 Applied Materials, Inc.(b)...............................      3,449,550
 19,000 Teradyne, Inc.(b)........................................      1,562,750
 15,250 Xilinx, Inc.(b)..........................................      1,262,891
                                                                    ------------
                                                                       8,060,191
                                                                    ------------
 Electronics (3.7%):
 15,000 Kemet Corp.(b)...........................................        948,750
 19,800 Linear Technology Corp. .................................      1,089,000
 50,750 Symbol Technologies, Inc. ...............................      4,177,359
                                                                    ------------
                                                                       6,215,109
                                                                    ------------
 Financial Services (0.8%):
  8,650 American Express Co. ....................................      1,288,309
                                                                    ------------
 Food & Related (1.4%):
 40,600 General Mills, Inc. .....................................      1,469,213
 23,350 Sysco Corp. .............................................        833,303
                                                                    ------------
                                                                       2,302,516
                                                                    ------------
 Household Products/Wares (0.6%):
 20,000 Church & Dwight, Inc. ...................................        343,750
 20,300 Clorox Co. ..............................................        659,750
                                                                    ------------
                                                                       1,003,500
                                                                    ------------
 Insurance (0.9%):
 13,700 American International Group, Inc. ......................      1,500,150
                                                                    ------------
 Internet Content (0.5%):
  5,400 Yahoo!, Inc.(b)..........................................        925,425
                                                                    ------------
 Leisure Time Industries (1.2%):
 25,000 Harley-Davidson, Inc.(c) ................................      1,984,375
                                                                    ------------
 Media (0.5%):
 20,500 Comcast Corp.(c) ........................................        889,188
                                                                    ------------
 Medical--Biotechnology (0.5%):
 13,000 Biogen, Inc.(b)..........................................        908,375
                                                                    ------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                                       LARGE COMPANY GROWTH FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

                                 Security                              Market
 Shares                         Description                            Value
 ------  --------------------------------------------------------   ------------
 Common Stocks, continued:
 Medical Equipment & Supplies (0.6%):
  15,250 Johnson & Johnson.......................................   $  1,068,453
                                                                    ------------
 Medical Instruments (2.0%):
  40,600 Medtronic, Inc. ........................................      2,088,363
  19,000 Techne Corp.(b).........................................      1,311,000
                                                                    ------------
                                                                       3,399,363
                                                                    ------------
 Petroleum (2.0%):
  30,300 Enron Corp. ............................................      2,268,712
  13,399 Exxon Mobil Corp. ......................................      1,042,610
                                                                    ------------
                                                                       3,311,322
                                                                    ------------
 Pharmaceuticals (6.1%):
  30,450 Bristol-Myers Squibb Co. ...............................      1,758,488
  69,225 Jones Pharma, Inc. .....................................      2,102,709
  41,250 Merck & Co., Inc. ......................................      2,562,656
 105,450 Pfizer, Inc. ...........................................      3,855,516
                                                                    ------------
                                                                      10,279,369
                                                                    ------------
 Retail (4.4%):
  20,300 Gap, Inc. ..............................................      1,011,194
  70,350 Wal-Mart Stores, Inc. ..................................      3,904,424
 101,550 Walgreen Co.(c) ........................................      2,614,913
                                                                    ------------
                                                                       7,530,531
                                                                    ------------
 Retail--General Merchandise (0.4%):
  19,600 BJ'S Wholesale Club, Inc.(b)............................        757,050
                                                                    ------------
 Retail--Specialty Stores (3.4%):
  15,250 Best Buy, Inc.(b).......................................      1,311,500
  30,000 CDW Computer Centers, Inc.(b)...........................      2,533,125
  30,450 Home Depot, Inc. .......................................      1,964,025
                                                                    ------------
                                                                       5,808,650
                                                                    ------------
 Telecommunication--Equipment (13.7%):
  32,500 Corning, Inc.(c) .......................................      6,304,999
  42,650 Ericsson LM--ADR........................................      4,001,103
  15,000 Lucent Technologies, Inc. ..............................        911,250
  20,300 Motorola, Inc. .........................................      2,890,213
  15,700 Nokia Corp.--ADR........................................      3,410,825
  10,000 Qualcomm, Inc.(b).......................................      1,493,125

                                  Security                            Market
   Shares                        Description                          Value
   ------   ----------------------------------------------------   ------------
 Common Stocks, continued:
 Telecommunication--Equipment, continued:
     24,900 Scientific Atlanta, Inc. ...........................   $  1,579,594
     45,300 Tellabs, Inc. ......................................      2,853,192
                                                                   ------------
                                                                     23,444,301
                                                                   ------------
 Telecommunications (1.0%):
     25,000 Sprint Corp. (PCS Group)(b).........................      1,632,813
                                                                   ------------
 Utilities--Telephone (2.9%):
     25,400 AT&T Corp. .........................................      1,428,750
     34,550 BellSouth Corp. ....................................      1,623,850
     18,300 CenturyTel, Inc. ...................................        679,388
     27,600 SBC Communications, Inc. ...........................      1,159,200
                                                                   ------------
                                                                      4,891,188
                                                                   ------------
   Total Common Stocks                                              159,400,767
                                                                   ------------
 Depositary Receipts (0.3%):
 SPDR (0.3%):
      3,500 S & P 500 Depositary Receipt........................        526,969
                                                                   ------------
   Total Depositary Receipts                                            526,969
                                                                   ------------
 Investment Companies (6.7%):
  7,319,252 Federated Government Obligation Fund................      7,319,252
  4,018,609 Federated Short Term U.S. Government Fund...........      4,018,609
                                                                   ------------
   Total Investment Companies                                        11,337,861
                                                                   ------------
 Short Term Securities Purchased with Securities Lending
 Collateral (9.4%):
 Investment Companies (9.4%):
 15,913,100 AIM Liquid Asset Money Market Fund .................     15,913,100
                                                                   ------------
   Total Short Term Securities Purchased with Securities Lending
   Collateral                                                        15,913,100
                                                                   ------------
   Total Investments
   (Cost $117,857,499)(a)--110.3%                                   187,178,697
   Liabilities in excess of other assets--(10.3)%                   (17,498,942)
                                                                   ------------
   TOTAL NET ASSETS--100.0%                                        $169,679,755
                                                                   ============

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized apprecia-
               tion....................  $72,133,891
               Unrealized deprecia-
               tion....................   (2,812,693)
                                         -----------
               Net unrealized apprecia-
               tion....................  $69,321,198
                                         ===========

(b) Represents non-income producing securities.
(c) All or part of this security has been loaned at March 31, 2000.
ADR--American Depository Receipt.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

SMALL COMPANY GROWTH FUND
                       Schedule of Portfolio Investments
                                 March 31, 2000
                                  (Unaudited)

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks (89.3%):
 Advertising (0.9%):
  44,300   Getty Images, Inc.(b).................................   $  1,592,031
  14,600   Modem Media Poppe Tyson, Inc.(b)......................        472,675
                                                                    ------------
                                                                       2,064,706
                                                                    ------------
 Aerospace/Defense (1.0%):
  48,100   Titan Corp.(b)........................................      2,453,100
                                                                    ------------
 Apparel (0.2%):
  24,800   Global Sports, Inc.(b)(c).............................        461,900
                                                                    ------------
 Audio Products (1.5%):
  44,200   Polycom, Inc.(b)......................................      3,500,088
                                                                    ------------
 Banks (0.9%):
  36,300   Investors Financial Services Corp. ...................      2,137,163
                                                                    ------------
 Biotechnology (2.5%):
  13,909   Aclara Biosciences, Inc.(b)...........................        548,536
  30,300   Digene Corp.(b).......................................      1,393,800
  13,400   Genzyme Transgenics, Inc.(b)..........................        268,000
   5,500   Incyte Pharmaceuticals, Inc.(b).......................        478,500
  29,600   Inhale Therapeutic Systems, Inc.(b)(c)................      2,205,200
   5,200   Maxim Pharmaceuticals, Inc.(b)........................        244,075
  14,300   Maxygen, Inc.(b)......................................        932,181
                                                                    ------------
                                                                       6,070,292
                                                                    ------------
 Commercial Services (0.6%):
  20,100   Plexus Corp.(b).......................................      1,339,163
                                                                    ------------
 Computer Services (0.9%):
  16,700   Cognizant Technology Solutions Corp.(b)...............      1,043,750
  16,500   Factset Research Systems, Inc. .......................        446,531
   8,700   Netegrity, Inc.(b)....................................        595,950
                                                                    ------------
                                                                       2,086,231
                                                                    ------------
 Computer Software (16.4%):
  26,900   Actuate Corp.(b)......................................      1,447,556
  56,500   Aspect Development, Inc.(b)...........................      3,637,187
  29,400   Aspen Technologies, Inc.(b)...........................      1,187,025
  46,900   Bindview Development Corp.(b).........................      1,456,831
   8,500   Cysive, Inc.(b).......................................        582,250
   7,300   Exchange Applications, Inc.(b)........................        386,330
  31,500   Informatica Corp.(b)..................................      2,419,594
   2,500   Intertrust Technologies Corp.(b)......................        106,250

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Computer Software, continued:
  10,000   Macromedia, Inc.(b)...................................   $    903,125
  51,000   Manugistics Group, Inc.(b)............................      2,562,750
  55,900   Mercury Interactive Corp.(b)..........................      4,430,074
  25,100   Micromuse, Inc.(b)....................................      3,484,194
  70,100   Peregrine Systems, Inc.(b)............................      4,701,080
  47,500   Remedy Corp.(b).......................................      2,000,938
  23,000   RSA Security, Inc.(b).................................      1,191,688
  13,100   Seachange International, Inc.(b)......................        807,288
  47,000   Smartforce PLC--ADR(b)................................      2,156,125
  26,700   Transaction Systems Architects, Inc.(b)...............        770,963
  13,300   TSI International Software, Ltd.(b)...................      1,104,731
  18,675   VERITAS Software Corp.(b).............................      2,446,425
  17,500   Webtrends Corp.(b)....................................      1,260,000
   5,800   Witness Systems, Inc.(b)..............................        176,175
                                                                    ------------
                                                                      39,218,579
                                                                    ------------
 Computers (2.2%):
  91,300   Advanced Digital Information, Corp.(b)................      3,127,025
  15,656   Emulex Corp.(b).......................................      1,708,461
  10,300   M-Systems Flash Disk Pioneers, Ltd.(b)................        545,900
                                                                    ------------
                                                                       5,381,386
                                                                    ------------
 Computers-Integrated Systems (0.2%):
  19,300   Filenet Corp.(b)......................................        574,175
                                                                    ------------
 Electrical & Electronic (2.7%):
  37,500   Calpine Corp.(b)......................................      3,525,000
  32,100   Micrel, Inc.(b).......................................      3,081,600
                                                                    ------------
                                                                       6,606,600
                                                                    ------------
 Electrical Equipment (1.5%):
  32,300   DII Group, Inc.(b)....................................      3,651,919
                                                                    ------------
 Electronic Components (6.1%):
  14,400   MRV Communications, Inc.(b)...........................      1,319,400
   2,600   Power-One, Inc.(b)....................................        156,975
  37,300   QLogic Corp.(b).......................................      5,054,150
  30,600   SDL, Inc.(b)..........................................      6,510,150
  16,575   Transwitch Corp.(b)...................................      1,593,272
                                                                    ------------
                                                                      14,633,947
                                                                    ------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                                       SMALL COMPANY GROWTH FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

  Shares
    or
 Principal           Security                   Market
  Amount            Description                 Value
 --------- ----------------------------      ------------
 Common Stocks, continued:
 Electronic Components--Semiconductors
 (7.6%):
  21,200   Alpha Industries, Inc.(b)......   $  2,014,000
  34,600   Applied Micro Circuits
           Corp.(b).......................      5,192,162
   2,700   Caliper Technologies Corp.(b)..        218,363
   8,700   Exar Corp.(b)..................        622,594
  45,800   Kopin Corp.(b).................      3,148,749
  46,400   LTX Corp.(b)...................      2,096,700
  22,100   Silicon Image, Inc.(b).........      1,582,913
  54,500   Varian Semiconductor
           Equipment, Inc.(b).............      3,467,562
                                             ------------
                                               18,343,043
                                             ------------
 Electronics (2.5%):
  31,350   Anadigics, Inc.(b).............      2,069,100
  40,300   Kemet Corp.(b).................      2,548,975
  46,300   Kent Electronics Corp.(b)......      1,351,381
                                             ------------
                                                5,969,456
                                             ------------
 Entertainment (0.1%):
  14,300   Speedway Motorsports, Inc.(b)..        356,606
                                             ------------
 Health Care (0.1%):
   3,000   PolyMedica, Corp.(b)...........        176,250
                                             ------------
 Instruments--Scientific (0.6%):
  40,300   Varian, Inc.(b)................      1,546,513
                                             ------------
 Internet Content (6.2%):
   8,500   724 Solutions, Inc.(b).........      1,058,250
   6,200   About.Com, Inc.(b).............        546,375
  19,600   Art Technology Group, Inc.(b)..      1,287,475
  14,000   Centra Software, Inc.(b).......        294,000
   7,100   Fairmarket, Inc.(b)............        161,525
   7,200   Loudeye Technologies, Inc.(b)..        251,100
  17,600   Multex.Com, Inc.(b)............        653,400
   9,400   Navisite, Inc.(b)..............      1,144,450
   5,600   Net.Genesis Corp.(b)...........        250,600
   1,900   Netpliance, Inc.(b)............         27,313
   2,700   Ondisplay, Inc.(b).............        223,088
   2,000   PC-Tel, Inc.(b)................        150,500
  27,400   Register.com(b)................      1,904,300
   5,900   Retek, Inc.(b)(c)...........           243,006
   4,500   Selectica, Inc.(b).............        397,125
  18,400   Softnet Systems, Inc.(b).......        538,200
  24,000   Switchboard, Inc.(b)...........        825,000
   2,700   Valueclick, Inc.(b)............         56,531
   3,343   Ventro Corp.(b)................        189,297
   1,800   Versata, Inc.(b)...............        108,338

  Shares
    or
 Principal             Security                   Market
  Amount             Description                  Value
 --------- -------------------------------     ------------
 Common Stocks, continued:
 Internet Content, continued:
   5,400   Viador, Inc.(b)...................  $    263,925
   5,800   Vicinity Corp.(b).................       201,550
  44,000   Watchguard Technolgies(b).........     3,959,999
   5,500   Websense, Inc.(b).................       264,344
                                               ------------
                                                 14,999,691
                                               ------------
 Machinery & Equipment (0.7%):
  26,892   Helix Technology Corp. ........        1,615,201
                                               ------------
 Media (1.8%):
  31,200   Pegasus Communications Corp.(b)...     4,391,400
                                               ------------
 Medical--Biotechnology (0.5%):
   9,900   Millennium Pharmaceuticals,
           Inc.(b)...........................     1,285,763
                                               ------------
 Medical Instruments (0.6%):
  19,800   Techne Corp.(b)...................     1,366,200
                                               ------------
 Oil & Gas Exploration Products & Services
 (1.6%):
  39,700   Cal Dive International, Inc.(b)...     2,014,775
  63,000   Rowan Cos., Inc.(b)...............     1,854,563
                                               ------------
                                                  3,869,338
                                               ------------
 Petroleum (2.2%):
  35,500   Atwood Oceanics, Inc.(b)..........     2,354,093
  15,500   Hanover Compressor Co.(b).........       881,563
  73,000   Marine Drilling Co., Inc.(b)......     2,002,938
  16,700   Superior Energy Services,
           Inc.(b)...........................       162,825
                                               ------------
                                                  5,401,419
                                               ------------
 Pharmaceuticals (7.4%):
  14,700   Alkermes, Inc.(b).................     1,359,750
   1,300   Catalytica, Inc.(b)...............        18,931
  17,000   Celgene Corp.(b)..................     1,692,563
  14,500   Cephalon, Inc.(b).................       543,750
  32,900   Emisphere Technologies, Inc.(b)...     1,706,687
   9,300   Intrabiotics Pharmaceuticals,
           Inc.(b)...........................       139,500
  42,900   Pharmacopeia, Inc.(b).............     2,102,099
  24,400   Pharmacyclics, Inc.(b)............     1,358,775
  11,000   QLT Phototherapeutics, Inc.(b)....       607,750
  72,011   Shire Pharmaceuticals Group
           PLC(b)............................     3,690,563
  37,800   Titan Pharmaceuticals, Inc.(b)....     1,176,525
  16,700   Tularik, Inc.(b)..................       515,613
  15,500   United Therapeutics Corp.(b)......     1,205,125
  27,800   Vertex Pharmaceuticals, Inc.(b)...     1,301,388
   7,400   Viropharma, Inc.(b)...............       453,713
                                               ------------
                                                 17,872,732
                                               ------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

SMALL COMPANY GROWTH FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

  Shares
    or
 Principal              Security                   Market
  Amount              Description                  Value
 --------- ---------------------------------    ------------
 Common Stocks, continued:
 Publishing (0.1%):
   8,800   Information Holdings, Inc.(b)....... $    275,550
                                                ------------
 Restaurants (0.0%):
   1,400   Cheesecake Factory (The)(b).........       58,275
                                                ------------
 Retail--Apparel (0.8%):
  47,600   Pacific Sunwear of California(b)....    1,832,600
                                                ------------
 Retail--Internet (0.6%):
  18,100   China.Com Corp.(b)..................    1,466,100
                                                ------------
 Retail--Specialty Stores (0.7%):
  30,000   The Talbots, Inc. ...............       1,766,250
                                                ------------
 Software & Computer Services (2.6%):
  44,600   Business Objectives S.A.(b).........    4,437,700
  18,400   Keynote Systems, Inc.(b)............    1,881,400
                                                ------------
                                                   6,319,100
                                                ------------
 Steel (0.1%):
   5,800   Lone Star Technologies, Inc.(b).....      270,425
                                                ------------
 Telecommunication--Equipment (11.0%):
   9,100   Aehter Systems, Inc.(b).............    1,651,650
  23,800   C-Cor.Net Corp.(b)..................    1,166,200
  19,900   Ditech Communications Corp.(b)......    2,110,644
  26,200   Harmonic, Inc.(b)(c)................... 2,181,150
   3,800   Interwave Communications
           International, Ltd.(b)..............      114,475
  17,500   Natural Microsystems Corp.(b).......    1,500,625
  93,600   Pinnacle Holdings, Inc.(b)..........    5,171,399
  13,550   Powerwave Technologies, Inc.(b).....    1,693,750
   8,000   Proxim, Inc.(b).....................      957,500
  60,500   SBA Communications Corp.(b).........    2,662,000
  34,600   Spectrasite Holdings, Inc.(b).......      979,613
  20,700   Terayon Communication Systems,
           Inc.(b).............................    4,243,499
  54,900   Westell Technologies, Inc.(b).......    1,749,938
                                                ------------
                                                  26,182,443
                                                ------------

   Shares
     or
  Principal              Security                   Market
   Amount              Description                  Value
  ---------  -------------------------------     ------------
 Common Stocks, continued:
 Telecommunications (3.9%):
      19,000 Adaptive Broadband Corp.(b).......  $  1,016,500
       4,500 Alamose PCS Holdings, Inc.(b).....       169,875
      18,150 Allegiance Telecom, Inc.(b).......     1,463,344
      22,200 Eloquent, Inc.(b).................       452,325
      24,300 ICG Communications, Inc.(b).......       877,838
      36,200 Mastec, Inc.(b)...................     3,221,799
      21,400 Microcell Telecommunications(b)...       949,625
       5,800 Net2000 Communications, Inc.(b)...       137,750
      22,600 Viatel, Inc.(b)...................     1,134,238
                                                 ------------
                                                    9,423,294
                                                 ------------
   Total Common Stocks                            214,966,898
                                                 ------------
 U.S. Government Agencies (9.9%):
 Banks (4.7%):
 $11,300,000 World Bank, 0.00%, 4/3/00*.....       11,294,303
                                                 ------------
 Federal Home Loan Bank (5.1%):
  11,400,000 0.00%, 4/3/00*.................       11,394,442
   1,000,000 0.00%, 4/17/00*................          997,650
                                                 ------------
                                                   12,392,092
                                                 ------------
 Federal National Mortgage Assoc. (0.1%):
     250,000 0.00%, 5/4/00*.................          248,708
                                                 ------------
   Total U.S. Government Agencies                  23,935,103
                                                 ------------
 Short Term Securities Purchased with
 Securities Lending Collateral (2.2%):
 Investment Companies (2.2%):
   5,265,000 AIM Liquid Asset Money Market
             Fund...........................        5,265,000
                                                 ------------
   Total Short Term Securities Purchased with
   Securities Lending Collateral                    5,265,000
                                                 ------------
   Total Investments
   (Cost $163,203,219)(a)--101.4%                 244,167,001
   Liabilities in excess of other assets--
   (1.4%)                                          (3,395,330)
                                                 ------------
   TOTAL NET ASSETS--100.0%                      $240,771,671
                                                 ============

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                                       SMALL COMPANY GROWTH FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)
----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized apprecia-
               tion.................. $ 93,716,085
               Unrealized deprecia-
               tion..................  (12,752,303)
                                      ------------
               Net unrealized appre-
               ciation............... $ 80,963,782
                                      ============

(b) Represents non-income producing securities.
(c) All or part of this security has been loaned at March 31, 2000.
PLC--Public Limited Company
* Represents Discount Note.

At March 31, 2000, the Fund's open long future contracts were as follows:

         Number of        Opening             Face       Market
         Contracts     Contract Type         Amount       Value
         ---------     -------------       ----------- -----------
                        Standard & Poor's
            50               500, 6/16/00  $17,932,500 $18,941,250

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

INTERNATIONAL EQUITY FUND
                       Schedule of Portfolio Investments
                                 March 31, 2000
                                  (Unaudited)

                                Security                             Market
 Shares                       Description                             Value
 ------ -------------------------------------------------------   -------------
 Common Stocks (97.9%):
 Brazil (2.5%):
 Banks (0.9%):
 34,700 Unibanco GDR...........................................   $   1,101,725
                                                                  -------------
 Telecommunications (0.6%):
 15,000 Telesudeste Celular Participacoes ADR..................         749,063
                                                                  -------------
 Utilities--Telephone (1.0%):
 50,000 Tele Norte Leste Participacoes ADR(b)..................       1,331,250
                                                                  -------------
                                                                      3,182,038
                                                                  -------------
 Chile (0.9%):
 Telecommunications (0.9%):
 50,000 CIA Telecom Chile ADR..................................       1,137,500
                                                                  -------------
 Finland (3.1%):
 Communication Equipment (3.1%):
 19,199 Nokia OYJ..............................................       4,059,999
                                                                  -------------
 France (10.0%):
 Diversified Products (1.9%):
 21,696 Vivendi (Ex-Gen Des Eaux)..............................       2,501,621
                                                                  -------------
 Energy (0.0%):
      3 ELF Aquitaine..........................................             537
                                                                  -------------
 Insurance--Multiline (1.2%):
 10,578 Axa....................................................       1,499,042
                                                                  -------------
 Media/Television (1.5%):
  9,100 Canal Plus.............................................       2,002,739
                                                                  -------------
 Petroleum (2.1%):
 17,997 Total SA-B.............................................       2,695,066
                                                                  -------------
 Pharmaceuticals (1.7%):
 39,390 Rhone-Poulenc SA.......................................       2,155,942
                                                                  -------------
 Telecommunications (1.6%):
  9,723 Alcatel................................................       2,133,337
                                                                  -------------
                                                                     12,988,284
                                                                  -------------
 Germany (6.4%):
 Banks (1.5%):
 28,522 Deutsche Bank AG.......................................       1,895,428
                                                                  -------------
 Diversified Products (1.4%):
 12,200 Siemens AG.............................................       1,756,917
                                                                  -------------
 Insurance--Property & Casualty (1.8%):
  6,166 Allianz AG.............................................       2,510,488
                                                                  -------------
 Software (1.7%):
  2,990 Sap AG-Vorzug..........................................       2,152,944
                                                                  -------------
                                                                      8,315,777
                                                                  -------------

                                  Security                            Market
  Shares                        Description                            Value
  ------   -----------------------------------------------------   -------------
 Common Stocks, continued:
 Great Britain (14.7%):
 Banks (1.4%):
    69,000 Barclays PLC.........................................   $   1,843,769
                                                                   -------------
 Communication Equipment (1.9%):
   132,000 British Telecommunications PLC.......................       2,470,100
                                                                   -------------
 Diversified Products (1.4%):
   165,000 Granada Group PLC....................................       1,767,553
                                                                   -------------
 Multimedia (1.2%):
    79,000 Reuters Group PLC....................................       1,603,086
                                                                   -------------
 Pharmaceuticals (1.6%):
    73,000 Glaxo Wellcome PLC...................................       2,088,073
                                                                   -------------
 Telecommunications (5.9%):
    99,000 Cable & Wireless PLC.................................       1,858,892
 1,018,457 Vodafone Group PLC...................................       5,678,486
                                                                   -------------
                                                                       7,537,378
                                                                   -------------
 Utilities--Electric (1.3%):
   206,832 Scottish Power PLC...................................       1,677,843
                                                                   -------------
                                                                      18,987,802
                                                                   -------------
 Hong Kong (4.0%):
 Diversified Products (0.5%):
 1,400,000 First Pacific Co.....................................         678,739
                                                                   -------------
 Internet Software (0.3%):
   170,000 Pacific Century CyberWorks(b)........................         397,355
                                                                   -------------
 Publishing (0.3%):
   364,000 South China Morning Post.............................         350,607
                                                                   -------------
 Real Estate (1.8%):
    85,000 Cheung Kong..........................................       1,271,752
   221,000 Henderson Land Development...........................       1,041,637
                                                                   -------------
                                                                       2,313,389
                                                                   -------------
 Telecommunications (1.1%):
   216,000 Cable & Wireless HKT Ltd.............................         565,903
    96,000 China Telecom(b).....................................         841,456
                                                                   -------------
                                                                       1,407,359
                                                                   -------------
                                                                       5,147,449
                                                                   -------------
 India (0.8%):
 Banks (0.8%):
    44,000 ICICI Ltd. ADR(b)....................................         990,000
                                                                   -------------
 Italy (1.6%):
 Telecommunications (1.6%):
   174,000 Telecom Italia Mobile SpA............................       2,134,481
                                                                   -------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                                       INTERNATIONAL EQUITY FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

                                 Security                             Market
 Shares                        Description                             Value
 ------  -------------------------------------------------------   -------------
 Common Stocks, continued:
 Japan (21.1%):
 Automobiles & Trucks (1.7%):
 111,000 Fuji Heavy Industries Ltd. ............................   $     901,506
  25,000 Toyota Motor Corp......................................       1,308,926
                                                                   -------------
                                                                       2,210,432
                                                                   -------------
 Banks (3.5%):
  70,000 Bank of Tokyo--Mitsubishi Ltd..........................       1,001,218
  94,000 Daiwa Securities Co. Ltd...............................       1,768,830
 117,000 Sumitomo Bank..........................................       1,745,332
                                                                   -------------
                                                                       4,515,380
                                                                   -------------
 Chemicals--Petroleum & Inorganic (1.1%):
  24,000 Shin-Etsu Chemical Co. Ltd.............................       1,457,807
                                                                   -------------
 Computer Hardware (1.0%):
  41,000 Fujitsu Ltd............................................       1,259,201
                                                                   -------------
 Data Processing (1.6%):
  97,000 Ricoh Co. Ltd..........................................       2,080,631
                                                                   -------------
 Distribution/Wholesale (0.9%):
 125,000 Mitsubishi Corp........................................       1,134,646
                                                                   -------------
 Electrical Equipment (1.7%):
  56,000 Matsushita Electric Industrial Co. Ltd.................       1,676,205
   3,800 Sony Corp..............................................         537,220
                                                                   -------------
                                                                       2,213,425
                                                                   -------------
 Electronic Components (2.8%):
   6,500 Mabuchi Motor Co. Ltd..................................         690,781
  11,000 TDK Corp...............................................       1,499,342
 137,000 Toshiba Corp...........................................       1,397,182
                                                                   -------------
                                                                       3,587,305
                                                                   -------------
 Household--General Products (0.7%):
 111,000 Asahi Glass Co. Ltd....................................         948,042
                                                                   -------------
 Pharmaceuticals (1.1%):
  58,000 Sankyo Co. Ltd.........................................       1,461,804
                                                                   -------------
 Real Estate (0.9%):
 122,000 Mitsui Fudosan.........................................       1,165,699
                                                                   -------------
 Telecommunications (2.5%):
     103 NTT Corp...............................................       1,636,912
      38 NTT Mobile Communications..............................       1,559,791
                                                                   -------------
                                                                       3,196,703
                                                                   -------------
 Tire & Rubber Products (1.0%):
  56,000 Bridgestone Corp.......................................       1,236,679
                                                                   -------------

                                 Security                             Market
 Shares                        Description                             Value
 ------  -------------------------------------------------------   -------------
 Common Stocks, continued:
 Japan, continued:
 Toys/Games/Hobbies (0.6%):
   4,100 Nintendo Company Ltd...................................   $     721,542
                                                                   -------------
                                                                      27,189,296
                                                                   -------------
 Mexico (2.4%):
 Banks (0.8%):
 700,000 Grupo Financiero Banorte(b)............................       1,069,495
                                                                   -------------
 Telecommunications (0.5%):
  10,200 Telefonos De Mexico ADR................................         683,400
                                                                   -------------
 Utilities--Telephone (1.1%):
 400,000 Carso Global Telecom(b)................................       1,297,273
                                                                   -------------
                                                                       3,050,168
                                                                   -------------
 Netherlands (8.6%):
 Banks (1.4%):
  34,026 ING Groep N.V..........................................       1,842,818
                                                                   -------------
 Distribution/Wholesale (1.7%):
  84,540 Buhrmann N.V. .........................................       2,143,696
                                                                   -------------
 Electronic Components (1.9%):
  14,818 Koninklijke Philips Electronics........................       2,489,827
                                                                   -------------
 Media/Television (0.9%):
  26,268 United Pan-Europe Communications(b)....................       1,227,351
                                                                   -------------
 Publishing (2.7%):
 184,500 Elsevier(b)............................................       1,871,359
  27,257 VNU-Verenigde Nederalndse Uitgeversbedrijven...........       1,605,318
                                                                   -------------
                                                                       3,476,677
                                                                   -------------
                                                                      11,180,369
                                                                   -------------
 Norway (0.4%):
 Internet Content (0.4%):
 197,300 StepStone ASA(b).......................................         509,660
                                                                   -------------
 Portugal (1.3%):
 Utilities--Telephone (1.3%):
 127,375 Portugal Telecom.......................................       1,633,218
                                                                   -------------
 Singapore (2.0%):
 Banks (2.0%):
 126,357 DBS Bank Ltd...........................................       1,669,469
 153,000 Overseas Chinese Banking Corp..........................         948,131
                                                                   -------------
                                                                       2,617,600
                                                                   -------------
                                                                       2,617,600
                                                                   -------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

INTERNATIONAL EQUITY FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)

                                  Security                            Market
  Shares                        Description                            Value
  ------   -----------------------------------------------------   -------------
 Common Stocks, continued:
 South Africa (2.1%):
 Diversified Products (1.0%):
    82,400 Johnnies Industrial Corp. Ltd........................   $   1,258,969
                                                                   -------------
 Metals--Diversified (0.5%):
    30,000 De Beers-Centenary...................................         701,295
                                                                   -------------
 Retail--General Merchandise (0.6%):
 1,150,000 Profurn Ltd..........................................         795,946
                                                                   -------------
                                                                       2,756,210
                                                                   -------------
 South Korea (1.8%):
 Banks (0.3%):
    20,852 Housing & Commercial Bank GDR........................         405,635
                                                                   -------------
 Electrical Equipment (1.0%):
    13,500 Samsung Electronics GDR..............................       1,274,063
                                                                   -------------
 Telecommunications (0.5%):
    15,000 Korea Telecom Corp. ADR(b)...........................         656,250
                                                                   -------------
                                                                       2,335,948
                                                                   -------------
 Spain (4.9%):
 Banks (1.4%):
   162,876 Banco Santander SA...................................       1,750,217
                                                                   -------------
 Communication Equipment (1.6%):
    80,250 Telefonica De Espana(b)..............................       2,027,235
                                                                   -------------
 Petroleum (1.9%):
   117,662 Repsol SA............................................       2,579,386
                                                                   -------------
                                                                       6,356,838
                                                                   -------------
 Sweden (4.9%):
 Appliances (1.3%):
    91,000 Electrolux AB........................................       1,722,048
                                                                   -------------
 Telecommunications (3.6%):
    36,800 Ericsson LM..........................................       3,232,775
    71,900 Tele1 Europe Holding AB(b)...........................       1,360,607
                                                                   -------------
                                                                       4,593,382
                                                                   -------------
                                                                       6,315,430
                                                                   -------------

                                 Security                              Market
 Shares                         Description                            Value
 ------  --------------------------------------------------------   ------------
 Common Stocks, continued:
 Switzerland (3.1%):
 Banks (1.5%):
   9,600 Credit Suisse Group--Registered.........................   $  1,911,113
                                                                    ------------
 Pharmaceuticals (1.6%):
     195 Roche Holding AG--Genusss...............................      2,118,066
                                                                    ------------
                                                                       4,029,179
                                                                    ------------
 Taiwan (1.1%):
 Computer Hardware (1.1%):
  47,000 Acer Inc. GDR(b)........................................        655,650
  26,000 Synnex Technology GDR...................................        822,250
                                                                    ------------
                                                                       1,477,900
                                                                    ------------
                                                                       1,477,900
                                                                    ------------
 Thailand (0.2%):
 Banks (0.1%):
 113,000 Bangkok Bank--FOR REG(b)................................        194,261
                                                                    ------------
 Real Estate (0.1%):
 490,000 Golden Land Property(b).................................        128,299
                                                                    ------------
                                                                         322,560
                                                                    ------------
   Total Common Stocks                                               126,717,706
                                                                    ------------
 Total Investments (Cost $104,520,393)(a)--97.9%                     126,717,706
 Other assets in excess of liabilities--2.1%                           2,704,837
                                                                    ------------
 TOTAL NET ASSETS--100.0%                                           $129,422,543
                                                                    ============

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                                       INTERNATIONAL EQUITY FUND
                  Schedule of Portfolio Investments, Continued
                                 March 31, 2000
                                  (Unaudited)
----
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

               Unrealized apprecia-
               tion....................  $26,546,150
               Unrealized deprecia-
               tion....................   (4,348,837)
                                         -----------
               Net unrealized apprecia-
               tion....................  $22,197,313
                                         ===========

(b) Represents non-income producing securities.
AB--Aktiebolag (Swedish Stock Co.)
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Stock Co.)
GDR--Global Depository Receipt.
NV--Naamloze Vennootschap (Dutch Corp.)
PLC--Public Limited Company.
SA--Societe Anonyme (French Corp.)
SpA--Societa per Azioni (Italian Corp.)
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

CAPITAL MANAGER CONSERVATIVE GROWTH FUND
                       Schedule of Portfolio Investments
                                 March 31, 2000
                                  (Unaudited)

                               Security                        Market
  Shares                     Description                        Value
  ------   -----------------------------------------------   -----------
 Investment Companies (100.5%):
   506,260 BB&T Balanced Fund.............................   $ 6,662,388
   158,290 BB&T Growth and Income Stock Fund..............     2,877,711
   494,020 BB&T Intermediate Corporate Bond Fund..........     4,871,036
   365,611 BB&T Intermediate U.S. Government Bond Fund....     3,506,208
   127,347 BB&T International Equity Fund.................     1,857,993
    88,727 BB&T Large Company Growth Fund.................     1,409,867
   872,919 BB&T Short-Intermediate U.S. Government Income
           Fund...........................................     8,318,918
    32,250 BB&T Small Company Growth Fund (b)................  1,296,777
 1,517,787 BB&T U.S. Treasury Money Market Fund...........     1,517,787
                                                             -----------
   Total Investment Companies                                 32,318,685
                                                             -----------
   Total Investments
   (Cost $31,823,618) (a)--100.5%                             32,318,685
   Liabilities in excess of other assets--(0.5)%                (176,684)
                                                             -----------
   TOTAL NET ASSETS--100.0%                                  $32,142,001
                                                             ===========

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized
               appreciation............ $1,502,987
               Unrealized
               depreciation............ (1,007,920)
                                        ----------
               Net unrealized
               appreciation............ $  495,067
                                        ==========

(b) Represents non-income producing securities.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                            CAPITAL MANAGER MODERATE GROWTH FUND
                       Schedule of Portfolio Investments
                                 March 31, 2000
                                  (Unaudited)

                              Security                        Market
  Shares                     Description                       Value
  ------   ----------------------------------------------   -----------
 Investment Companies (100.4%):
   316,697 BB&T Balanced Fund............................   $ 4,167,729
   364,545 BB&T Growth and Income Stock Fund.............     6,627,426
   319,627 BB&T Intermediate Corporate Bond Fund.........     3,151,526
   239,603 BB&T Intermediate U.S. Government Bond Fund...     2,297,796
   204,293 BB&T International Equity Fund................     2,980,632
   213,450 BB&T Large Company Growth Fund................     3,391,725
   567,804 BB&T Short-Intermediate U.S. Government Income
           Fund..........................................     5,411,169
    43,421 BB&T Small Company Growth Fund(b)................  1,745,957
 1,045,120 BB&T U.S. Treasury Money Market Fund..........     1,045,120
                                                            -----------
   Total Investment Companies                                30,819,080
                                                            -----------
   Total Investments
   (Cost $29,154,159)(a)--100.4%                             30,819,080
   Liabilities in excess of other assets--(0.4)%               (128,710)
                                                            -----------
   TOTAL NET ASSETS--100.0%                                 $30,690,370
                                                            ===========

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation..  $2,625,376
               Unrealized depreciation..    (960,455)
                                          ----------
               Net unrealized
               appreciation.............  $1,664,921
                                          ==========

(b) Represents non-income producing securities.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

CAPITAL MANAGER GROWTH FUND
                       Schedule of Portfolio Investments
                                 March 31, 2000
                                  (Unaudited)

                               Security                        Market
  Shares                     Description                        Value
  ------   -----------------------------------------------   -----------
 Investment Companies (100.3%):
   116,093 BB&T Balanced Fund.............................   $ 1,527,785
   515,983 BB&T Growth and Income Stock Fund..............     9,380,575
   193,174 BB&T Intermediate Corporate Bond Fund..........     1,904,700
   166,088 BB&T Intermediate U.S. Government Bond Fund....     1,592,780
   233,603 BB&T International Equity Fund.................     3,408,261
   315,708 BB&T Large Company Growth Fund.................     5,016,608
   364,510 BB&T Short-Intermediate U.S. Government Income
           Fund...........................................     3,473,779
    53,246 BB&T Small Company Growth Fund (b)................  2,141,024
 1,116,342 BB&T U.S. Treasury Money Market Fund...........     1,116,342
                                                             -----------
   Total Investment Companies                                 29,561,854
                                                             -----------
   Total Investments
   (Cost $27,104,880) (a)--100.3%                             29,561,854
   Liabilities in excess of other assets--(0.3)%                 (84,025)
                                                             -----------
   TOTAL NET ASSETS--100.0%                                  $29,477,829
                                                             ===========

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation..  $3,444,371
               Unrealized depreciation..    (987,397)
                                          ----------
               Net unrealized
               appreciation.............  $2,456,974
                                          ==========

(b) Represents non-income producing securities.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                         Notes to Financial Statements
                                 March 31, 2000
                                  (Unaudited)
1.Organization:

  The BB&T Funds ("The Funds") commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

  The Funds are authorized to issue an unlimited number of shares without par value. The Funds offer shares of the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the Growth and Income Stock Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, and the Capital Manager Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). The Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, and the Capital Manager Growth Fund are referred to as the "Funds of Funds". The Fund offers up to three classes of shares: Class A Shares, Class B Shares, and Trust Shares. Class B Shares are currently only offered in the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the Growth and Income Stock Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, and the Capital Manager Growth Fund. Class A Shares are offered with a front-end sales charge. Class B Shares are offered subject to a contingent deferred sales charge which varies based on the length of time Class B Shares are held. The contingent deferred sales charges are as follows:

           Years Since Purchase                  Percent
           --------------------                  -------
              0-1...............................  5.00%
              1-2...............................  4.00%
              2-4...............................  3.00%
              4-5...............................  2.00%
              5-6...............................  1.00%
              6 or more.........................  none

  Each class of shares has identical rights and privileges except with respect to the distribution fees borne by the Class A Shares and Class B Shares, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares. Sales of shares of the Funds may be made to customers of Branch Banking & Trust Company ("BB&T") and its affiliates, to all accounts of correspondent banks of BB&T and to the general public. BB&T serves as investment advisor to the Funds.

  The Prime Money Market and the U.S. Treasury Money Market Fund (the "Money Market Funds") seek current income with liquidity and stability of principal. The Short-Intermediate U.S. Government Income Fund
                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)
  and the Intermediate U.S. Government Bond Fund seek current income consistent with the preservation of capital through investment in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Intermediate Corporate Bond Fund seeks current income consistent with the preservation of capital through investment in a diversified portfolio of corporate bonds and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund and Virginia Intermediate Tax-Free Fund seek to produce a high level of current interest income that is exempt from both federal and North Carolina, South Carolina and Virginia state income tax, respectively. The Growth and Income Stock Fund seeks capital growth, current income or both, primarily through investments in stocks. The Balanced Fund seeks long-term capital growth and current income through investment in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds. The Large Company Growth Fund and the Small Company Growth Fund seek long-term capital appreciation through investments primarily in equity securities of growth companies. The International Equity Fund seeks long-term capital appreciation through investments primarily in equity securities of foreign issuers. The Capital Manager Conservative Growth Fund seeks capital appreciation and income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities. The Capital Manager Moderate Growth Fund seeks capital appreciation, and secondarily, income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities. The Capital Manager Growth Fund seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest primarily in equity securities.

2.Significant Accounting Policies:

  The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Investments of the money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

  Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities of the variable net asset value funds are valued at their market values determined on the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. The Funds, excluding the Money Market Funds, may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and market values of investments are reflected as unrealized appreciation or depreciation.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)

  Foreign Currency Translation:

  The market value of investment securities and other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

  The International Equity Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates on securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in exchange rates.

  Forward Foreign Currency Exchange Contracts:

  The International Equity Fund may enter into forward foreign currency exchange contracts. The purpose of these contracts is to hedge against fluctuation in the value of the underlying currency of certain portfolio investments. A forward foreign currency exchange contract is an agreement to purchase or sell a specified currency at a specified price on a future date. Risks associated with the contract include changes in the value of the foreign currency relative to the U.S. dollar and/or the counterparty's potential inability to perform under the contract.

  The forward foreign currency exchange contracts are valued daily using the current exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Realized gains or losses are recognized when entering a closing or offsetting forward foreign currency contract with the same settlement date and broker.

  Risks Associated with Foreign Securities and Currencies:

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available in the International Equity Fund and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)

  Futures Contracts:

  The Funds (except for the U.S. Treasury Money Market Fund) may engage in transactions in financial futures contracts in order to manage the risk of unanticipated changes in the market values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under generally accepted accounting principles. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase. This investment involves, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of instruments. Risks include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates. Risks may also arise if there is an illiquid secondary market for the instruments or due to the inability of counterparties to perform under the terms of the contract.
  Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received daily by the Fund based on the change in the market value of the position are recorded as realized gain or loss.
  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
  To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index or group of securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value with a broker. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges where they trade are paid or received each day and are recorded as a gain or loss on futures contracts.

  Securities Transactions and Related Income:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  When-Issued and Forward Commitments:

  The Funds, with the exception of the U.S. Treasury Money Market Fund, may purchase securities on a "when-issued" basis. The Prime Money Market Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the International Equity Fund may also purchase or sell securities on a forward commitment basis.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)
  The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the funds agree to purchase the securities. The Funds do not accrue interest or dividends on "when-issued" securities until the underlying securities are received. While the Funds purchased securities on a "when-issued" basis during the year, the Funds held no such securities as of March 31, 2000.

  Repurchase Agreements:

  Each Fund may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian, another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

  Lending Portfolio Securities:

  To generate additional income, each Fund, except the North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund and the Virginia Intermediate Tax-Free Fund may lend up to 33 1/3% of its total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. Collateral for such loans may include cash, securities of the U.S. Government, or its agencies or instrumentalities, or any combination there of. Each Fund continues to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment collateral.

  When cash is received as collateral for securities loaned, each Fund may invest such cash in short-term U.S. Government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Fund, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed income securities received as collateral are not recorded as assets or liabilities of the Fund because the Fund does not have effective control of such securities.

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)
  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by BB&T to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of BB&T, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of March 31, 2000, the following Funds had securities with the following market values on loan:

                                                      Market Value Market Value
                                                           of       of Loaned
                                                       Collateral   Securities
                                                      ------------ ------------
   U.S. Treasury Money Market Fund................... $ 60,348,750 $ 59,401,480
   Short-Intermediate U.S. Government Income Fund....   43,533,750   42,846,620
   Intermediate U.S. Government Bond Fund............   41,730,000   41,434,910
   Growth and Income Stock Fund......................  123,701,700  120,371,069
   Balanced Fund.....................................   13,168,750   12,933,080
   Large Company Growth Fund.........................   15,913,100   15,983,944
   Small Company Growth Fund.........................    5,265,000    4,958,519

  The Fund received cash collateral for securities loaned. This cash was invested in commercial paper, variable rate notes, investment companies and repurchase agreements at March 31, 2000.

  As disclosed in the schedules of portfolio investments, the following Funds invested cash collateral in a Lehman Brothers Tri-Party Repurchase Agreement with interest rate of 6.425% and a maturity date of 4/3/00 which was collateralized by the following securities:

   Short-Intermediate U.S. Government Income Fund
                                                                Market
   Principal    Description                                      Value
   ---------    -----------                                   -----------
   $9,000,000   INTL Securitization Corp., 5.97%, 4/20/00     $ 9,000,000
    1,390,000   ASAP Funding LTD, 0.00%, 5/17/00                1,390,000
      830,000   Madison Funding Corp., 5.95%, 4/17/00             830,000
   Intermediate U.S. Government Bond Fund
                                                                Market
   Principal    Description                                      Value
   ---------    -----------                                   -----------
   $3,820,000   Madison Funding Corp., 5.95%, 4/17/00         $ 3,820,000
    2,300,000   Williams Company, 6.48%, 5/5/00                 2,300,000
   Growth and Income Stock Fund
                                                                Market
   Principal    Description                                      Value
   ---------    -----------                                   -----------
   $11,360,000  Oesterreichische Nationalbank, 0.00%, 9/14/00 $11,360,000
    11,080,000  ASAP Funding LTD, 0.00%, 5/17/00               11,080,000

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)

   Balanced Fund
   Principal  Description                        Market Value
   ---------  -----------                        ------------
   $6,120,000 ASAP Funding LTD, 0.00%, 5/17/00    $6,120,000

  Dividends to Shareholders:

  Dividends from net investment income are declared daily and paid monthly for the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund and the Virginia Intermediate Tax-Free Fund. Dividends from net investment income are declared and paid monthly for the Growth and Income Stock Fund and the Balanced Fund. Dividends from net investment income are declared and paid quarterly for the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, and the Funds of Funds. Distributable net realized capital gains, if any, are declared and distributed at least annually.

  The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  Federal Income Taxes:

  It is the policy of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  Other:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Funds are prorated to the Funds on the basis of relative net assets. All expenses in connection with the Funds' organization and registration under the 1940 Act and the Securities Act of 1933 (with the exception of the Intermediate Corporate Bond Fund and the Virginia Intermediate Tax-Free Fund) were paid by the respective Fund. Such expenses are being capitalized and amortized over a period of two years commencing with the initial public offering.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)

  On June 30, 1998, the Funds adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Intermediate Corporate Bond Fund and the Virginia Intermediate Tax-Free Fund were paid by BISYS Fund Services.

3.Purchases and Sales of Securities:

  Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 2000 are as follows:

                                                      Purchases      Sales
                                                     ------------ ------------
   Short-Intermediate U.S. Government Income Fund... $113,957,920 $ 83,923,458
   Intermediate U.S. Government Bond Fund...........  128,151,172  163,072,199
   Intermediate Corporate Bond Fund (a).............  128,070,240   57,477,200
   North Carolina Intermediate Tax-Free Fund........   39,970,972   36,991,750
   South Carolina Intermediate Tax-Free Fund........    9,364,856   10,423,531
   Virginia Intermediate Tax-Free Fund..............   33,648,926   34,162,053
   Growth and Income Stock Fund.....................   58,823,321   90,452,655
   Balanced Fund....................................   52,091,293   61,428,329
   Large Company Growth Fund........................   67,157,202   55,497,053
   Small Company Growth Fund........................  169,584,870  169,795,982
   International Equity Fund........................  107,289,015   98,789,119
   Capital Manager Conservative Growth Fund.........    6,749,700    8,607,000
   Capital Manager Moderate Growth Fund.............    8,228,000    7,411,000
   Captial Manager Growth Fund......................    8,734,000    6,551,000

  ----
  (a) For the period from December 2, 1999 (commencement of operations) to March 31, 2000.

4.Related Party Transactions:

  Investment advisory services are provided to the Funds by BB&T. Under the terms of the investment advisory agreement, BB&T is entitled to receive fees based on a percentage of the average net assets of each of the Funds. Pursuant to a Sub-Advisory Agreement with BB&T, BlackRock Financial Management, Inc., an indirect wholly-owned subsidiary of PNC Bank, National Association ("PNC Bank") manages the Small Company Growth Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. For its services, BlackRock Financial Management Inc. is entitled to a fee, payable by BB&T, at the following annual rates as a percentage of the Small Company Growth Fund's average daily net assets: (1) 0.50% of net assets up to $50 million, (2) 0.45% of the next $50 million in net assets, and (3) 0.40% of net assets in excess of $100 million.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)

  Pursuant to a Sub-Advisory agreement with BB&T, BlackRock International, Ltd. serves as the Sub-Advisor to the International Equity Fund. Under the agreement, BlackRock International, Ltd. manages the International Equity Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. For its services, BlackRock International, Ltd. is entitled to a fee, payable by BB&T, at the following annual rates as a percentage of the International Equity Fund's average daily net assets: (1) 0.50% of net assets up to $50 million, (2) 0.45% of the next $50 million in net assets, and (3) 0.40% of the net assets over $100 million. Pursuant to a Sub-Advisory agreement with BB&T, BlackRock Institutional Management Corporation serves as the Sub-Advisor to the Prime Money Market Fund. Under the agreement, BlackRock Institutional Management Corporation manages the Prime Money Market Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. For its services, BlackRock Institutional Management Corporation is entitled to a fee, payable by BB&T at 0.09% of the Prime Money Market Fund's average daily net assets.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, with whom certain trustees and officers of the Funds are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers of the Funds. Fees payable to BISYS for administration services are established under terms of the administration contract at the annual rate of 0.20% of the average daily net assets of each Fund with the exception of the Funds of Funds which are charged a fee of 0.05% of the average daily net assets. BISYS Ohio serves the Funds as transfer agent and fund accountant.

  The Funds have adopted a Distribution and Shareholder Services Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides for payments to the distributor of up to 0.50% and 1.00% of the average daily net assets of the Class A Shares and Class B Shares, respectively. The fees may be used by BISYS to pay banks, including the advisor, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended March 31, 2000, BISYS received $2,015,714 from commissions earned on sales of shares of the Funds' variable net asset value funds, of which $586,975 was allowed to affiliated broker/dealers of the Funds.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)

  BB&T, BISYS, and BISYS Ohio may voluntarily reduce or reimburse fees to assist the Funds in maintaining competitive expense ratios.

  Information regarding these transactions is as follows for the period ended March 31, 2000:

                                                                  Distribution Distribution
                              Investment Advisory  Administration     Fees         Fees
                                     Fees               Fees        Class A      Class B
                             --------------------- -------------- ------------ ------------
                                As a
                             Percentage Voluntary    Voluntary     Voluntary    Voluntary
                             Of Average    Fee          Fee           Fee          Fee
                             Net Assets Reductions   Reductions    Reductions   Reductions
                             ---------- ---------- -------------- ------------ ------------
   Prime Money Market
    Fund...................      .40%    $60,849      $18,457        $7,145        $--
   U.S. Treasury Money Mar-
    ket Fund...............      .40%    177,142          --         54,679         --
   Short-Intermediate U.S.
    Government
    Income Fund............      .60%     92,233       46,117         5,580         --
   Intermediate U.S. Gov-
    ernment Bond Fund......      .60%     97,408          --          4,096         --
   Intermediate Corporate
    Bond Fund (a)..........      .60%     83,142       25,845            68           3
   North Carolina Interme-
    diate Tax-Free Fund....      .60%     42,487       21,243        22,418         --
   South Carolina Interme-
    diate Tax-Free Fund....      .60%     25,258       12,644         2,025         --
   Virginia Intermediate
    Tax-Free Fund..........      .60%     39,163       19,582           151         --
   Growth and Income Stock
    Fund...................      .74%    447,282          --         45,445         --
   Balanced Fund...........      .74%    162,522          --         25,687         --
   Large Company Growth
    Fund...................      .74%    138,777          --         10,519         --
   Small Company Growth
    Fund...................     1.00%        --           --         24,177         --
   International Equity
    Fund...................     1.00%        --           --          3,019         --
   Capital Manager Conser-
    vative Growth Fund.....      .25%     33,187       74,670           520         --
   Capital Manager Moderate
    Growth Fund............      .25%     29,992       67,482         1,814         --
   Captial Manager Growth
    Fund...................      .25%     27,377       61,598         1,540         --

  ----
  (a) For the period December 2, 1999 (commencement of operations) to March 31, 2000.

5.Concentration of Credit Risk

  The North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund and the Virginia Intermediate Tax-Free Fund invest primarily in debt instruments of municipal issuers in the respective states. The issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)
6.Capital Share Transactions:

  Transactions in capital shares for the Funds were as follows:

                                   Prime                     U.S. Treasury
                                Money Market                 Money Market
                                    Fund                         Fund
                         ---------------------------  ----------------------------
                           For the        For the        For the        For the
                         period ended   year ended    period ended    year ended
                          March 31,    September 30,    March 31,    September 30,
                             2000          1999           2000           1999
                         ------------  -------------  -------------  -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued................. $10,079,189   $   8,840,718  $ 168,759,847  $ 126,910,127
 Dividends reinvested...     117,207         144,220        953,241      1,741,054
 Cost of shares
 redeemed...............  (4,675,998)     (6,852,933)  (166,513,840)  (127,887,932)
                         -----------   -------------  -------------  -------------
 Change in net assets
 from Class A Share
 transactions........... $ 5,520,398   $   2,132,005  $   3,199,248  $     763,249
                         ===========   =============  =============  =============
Class B Shares:
 Proceeds from shares
 issued................. $24,419,561   $  14,771,996  $   9,046,284  $   2,908,678
 Dividends reinvested...      26,367           9,984         23,757         44,123
 Cost of shares
 redeemed............... (16,048,409)     (5,690,911)    (3,190,767)    (1,943,945)
                         -----------   -------------  -------------  -------------
 Change in net assets
 from Class B Share
 transactions........... $ 8,397,519   $   9,091,069  $   5,879,274  $   1,008,856
                         ===========   =============  =============  =============
Trust Shares:
 Proceeds from shares
 issued................. $76,408,534   $ 148,779,482  $ 300,655,463  $ 458,159,592
 Dividends reinvested...          --              --      1,872,842      2,723,204
 Cost of shares
 redeemed............... (72,817,603)   (130,059,657)  (274,431,686)  (414,094,480)
                         -----------   -------------  -------------  -------------
 Change in net assets
 from Trust Share
 transactions........... $ 3,590,931   $  18,719,825  $  28,096,619  $  46,788,316
                         ===========   =============  =============  =============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................  10,079,189       8,840,718    168,759,847    126,910,127
 Reinvested.............     117,207         144,220        953,241      1,741,054
 Redeemed...............  (4,675,998)     (6,852,933)  (166,513,840)  (127,887,932)
                         -----------   -------------  -------------  -------------
 Change in Class A
 Shares.................   5,520,398       2,132,005      3,199,248        763,249
                         ===========   =============  =============  =============
Class B Shares:
 Issued.................  24,419,561      14,771,996      9,046,284      2,908,678
 Reinvested.............      26,367           9,984         23,757         44,123
 Redeemed............... (16,048,409)     (5,690,911)    (3,190,767)    (1,943,945)
                         -----------   -------------  -------------  -------------
 Change in Class B
 Shares.................   8,397,519       9,091,069      5,879,274      1,008,856
                         ===========   =============  =============  =============
Trust Shares:
 Issued.................  76,408,534     148,779,482    300,655,463    458,159,592
 Reinvested.............          --              --      1,872,842      2,723,204
 Redeemed............... (72,817,603)   (130,059,657)  (274,431,686)  (414,094,480)
                         -----------   -------------  -------------  -------------
 Change in Trust
 Shares.................   3,590,931      18,719,825     28,096,619     46,788,316
                         ===========   =============  =============  =============

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)

                             Short-Intermediate           Intermediate U.S.
                              U.S. Government                 Government
                                Income Fund                   Bond Fund
                         ---------------------------  ---------------------------
                           For the        For the       For the        For the
                         period ended   year ended    period ended   year ended
                          March 31,    September 30,   March 31,    September 30,
                             2000          1999           2000          1999
                         ------------  -------------  ------------  -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued................. $    152,882  $  1,289,374   $    252,974  $  1,339,933
 Dividends reinvested...       94,339       172,172         77,039       188,814
 Cost of shares
 redeemed...............     (476,126)   (1,121,205)      (398,110)   (2,452,023)
                         ------------  ------------   ------------  ------------
 Change in net assets
 from Class A Share
 transactions........... $   (228,905) $    340,341   $    (68,097) $   (923,276)
                         ============  ============   ============  ============
Class B Shares:
 Proceeds from shares
 issued.................           --            --   $     78,126  $  1,856,430
 Dividends reinvested...           --            --         54,624        81,359
 Cost of shares
 redeemed...............           --            --       (476,908)     (413,844)
                         ------------  ------------   ------------  ------------
 Change in net assets
 from Class B Share
 transactions...........           --            --   $   (344,158) $  1,523,945
                         ============  ============   ============  ============
Trust Shares:
 Proceeds from shares
 issued................. $ 43,960,953  $ 52,461,643   $ 37,145,164  $ 90,515,306
 Dividends reinvested...      171,124       387,596      1,390,475     3,071,777
 Cost of shares
 redeemed...............  (25,391,077)  (36,082,594)   (74,199,761)  (50,389,065)
                         ------------  ------------   ------------  ------------
 Change in net assets
 from Trust Share
 transactions........... $ 18,741,000  $ 16,766,645   $(35,664,122) $ 43,198,018
                         ============  ============   ============  ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................       15,992       132,382         26,349       131,719
 Reinvested.............        9,849        17,513          8,044        18,588
 Redeemed...............      (49,744)     (115,052)       (41,883)     (240,944)
                         ------------  ------------   ------------  ------------
 Change in Class A
 Shares.................      (23,903)       34,843         (7,490)      (90,637)
                         ============  ============   ============  ============
Class B Shares:
 Issued.................           --            --          8,091       186,307
 Reinvested.............           --            --          5,723         8,085
 Redeemed...............           --            --        (50,437)      (42,205)
                         ------------  ------------   ------------  ------------
 Change in Class B
 Shares.................           --            --        (36,623)      152,187
                         ============  ============   ============  ============
Trust Shares:
 Issued.................    4,588,439     5,339,894      3,887,343     9,053,837
 Reinvested.............       17,867        39,422        144,972       303,294
 Redeemed...............   (2,660,278)   (3,669,679)    (7,736,024)   (4,990,144)
                         ------------  ------------   ------------  ------------
 Change in Trust
 Shares.................    1,946,028     1,709,637     (3,703,709)    4,366,987
                         ============  ============   ============  ============

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)

                                        Intermediate        North Carolina
                                         Corporate           Intermediate
                                         Bond Fund          Tax-Free Bond
                                        ------------  ---------------------------
                                          For the       For the        For the
                                        period ended  period ended   year ended
                                         March 31,     March 31,    September 30,
                                          2000 (a)        2000          1999
                                        ------------  ------------  -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued........... $   188,065   $   993,145   $  8,174,924
 Dividends reinvested..................       1,033       233,323        508,644
 Cost of shares redeemed...............      (1,402)   (3,334,630)    (5,695,033)
                                        -----------   -----------   ------------
 Change in net assets from Class A
 Share transactions.................... $   187,696   $(2,108,162)  $  2,988,535
                                        ===========   ===========   ============
Class B Shares:
 Proceeds from shares issued........... $    40,355            --             --
 Dividends reinvested..................          79            --             --
 Cost of shares redeemed...............          --            --             --
                                        -----------   -----------   ------------
 Change in net assets from Class B
 Share transactions.................... $    40,434            --             --
                                        ===========   ===========   ============
Trust Shares:
 Proceeds from shares issued........... $74,120,501   $10,783,816   $ 18,232,656
 Dividends reinvested..................     633,538            --             --
 Cost of shares redeemed...............  (2,153,976)   (6,010,203)   (16,923,332)
                                        -----------   -----------   ------------
 Change in net assets from Trust Share
 transactions.......................... $72,600,063   $ 4,773,613   $  1,309,324
                                        ===========   ===========   ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued................................      19,160       101,746        797,867
 Reinvested............................         105        23,850         49,458
 Redeemed..............................        (142)     (341,868)      (565,397)
                                        -----------   -----------   ------------
 Change in Class A Shares..............      19,123      (216,272)       281,928
                                        ===========   ===========   ============
Class B Shares:
 Issued................................       4,117            --             --
 Reinvested............................           8            --             --
 Redeemed..............................          --            --             --
                                        -----------   -----------   ------------
 Change in Class B Shares..............       4,125            --             --
                                        ===========   ===========   ============
Trust Shares:
 Issued................................   7,461,613     1,101,011      1,790,660
 Reinvested............................      64,612            --             --
 Redeemed..............................    (219,586)     (614,865)    (1,646,273)
                                        -----------   -----------   ------------
 Change in Trust Shares................   7,306,639       486,146        144,387
                                        ===========   ===========   ============

----
(a) For the period from December 2, 1999 (commencement of operations) through March 31, 2000.

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)

                                South Carolina                 Virginia
                                 Intermediate                Intermediate
                                Tax-Free Bond               Tax-Free Fund
                          --------------------------- ---------------------------
                            For the        For the      For the        For the
                          period ended   year ended   period ended  period ended
                           March 31,    September 30,  March 31,    September 30,
                              2000          1999          2000        1999 (a)
                          ------------  ------------- ------------  -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued.................. $     8,899    $ 1,082,689  $    49,968    $    75,507
 Dividends reinvested....      20,424         21,108        1,243            219
 Cost of shares
 redeemed................     (61,997)      (190,511)          --             --
                          -----------    -----------  -----------    -----------
 Change in net assets
 from Class A Share
 transactions............ $   (32,674)   $   913,286  $    51,211    $    75,726
                          ===========    ===========  ===========    ===========
Trust Shares:
 Proceeds from shares
 issued.................. $   942,000    $ 3,179,820  $ 5,998,745    $85,116,364
 Dividends reinvested....          --             --           --             --
 Cost of shares
 redeemed................  (1,392,132)    (3,959,304)  (6,595,566)    (3,000,806)
                          -----------    -----------  -----------    -----------
 Change in net assets
 from Trust Share
 transactions............ $  (450,132)   $  (779,484) $  (596,821)   $82,115,558
                          ===========    ===========  ===========    ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................         917        106,752        4,700          6,838
 Reinvested..............       2,109          2,086          116             20
 Redeemed................      (6,418)       (18,833)          --             --
                          -----------    -----------  -----------    -----------
 Change in Class A
 Shares..................      (3,392)        90,005        4,816          6,858
                          ===========    ===========  ===========    ===========
Trust Shares:
 Issued..................      98,007        315,919      557,626      7,578,336
 Reinvested..............          --             --           --             --
 Redeemed................    (144,799)      (395,464)    (610,931)      (271,258)
                          -----------    -----------  -----------    -----------
 Change in Trust Shares..     (46,792)       (79,545)     (53,305)     7,307,078
                          ===========    ===========  ===========    ===========

----
(a) For the period from May 17, 1999 (commencement of operations) through September 30, 1999.

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)

                                 Growth and
                                   Income                      Balanced
                                 Stock Fund                      Fund
                         ---------------------------  ---------------------------
                           For the        For the       For the        For the
                         period ended   year ended    period ended   year ended
                          March 31,    September 30,   March 31,    September 30,
                             2000          1999           2000          1999
                         ------------  -------------  ------------  -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued................. $  2,362,266  $  6,320,172   $  1,452,766  $  3,507,718
 Dividends reinvested...    3,254,386     2,181,851      1,116,032     1,612,593
 Cost of shares
 redeemed...............   (6,374,785)  (12,271,770)    (3,615,172)   (5,876,168)
                         ------------  ------------   ------------  ------------
 Change in net assets
 from Class A Share
 transactions........... $   (758,132) $ (3,769,747)  $ (1,046,374) $   (755,857)
                         ============  ============   ============  ============
Class B Shares:
 Proceeds from shares
 issued................. $  2,689,167  $  8,325,365   $  1,534,820  $  8,086,591
 Dividends reinvested...    3,197,736     1,656,594      1,122,095     1,179,731
 Cost of shares
 redeemed...............   (5,241,991)   (5,576,977)    (3,568,796)   (2,574,249)
                         ------------  ------------   ------------  ------------
 Change in net assets
 from Class B Share
 transactions........... $    644,912  $  4,404,982   $   (911,881) $  6,692,073
                         ============  ============   ============  ============
Trust Shares:
 Proceeds from shares
 issued................. $ 43,179,776  $ 92,724,798   $  9,077,330  $ 22,201,143
 Dividends reinvested...   13,143,866     9,088,063      5,083,377     6,382,802
 Cost of shares
 redeemed...............  (54,477,866)  (93,528,869)   (19,349,269)  (16,913,945)
                         ------------  ------------   ------------  ------------
 Change in net assets
 from Trust Share
 transactions........... $  1,845,776  $  8,283,992   $ (5,188,562) $ 11,670,000
                         ============  ============   ============  ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................      129,025       305,936        107,375       242,216
 Reinvested.............      175,587       107,276         82,967       112,288
 Redeemed...............     (358,245)     (598,229)      (273,464)     (408,749)
                         ------------  ------------   ------------  ------------
 Change in Class A
 Shares.................      (53,633)     (185,017)       (83,122)      (54,245)
                         ============  ============   ============  ============
Class B Shares:
 Issued.................      150,256       405,101        116,393       564,554
 Reinvested.............      173,371        81,928         83,885        82,552
 Redeemed...............     (295,636)     (271,160)      (275,042)     (179,654)
                         ------------  ------------   ------------  ------------
 Change in Class B
 Shares.................       27,991       215,869        (74,764)      467,452
                         ============  ============   ============  ============
Trust Shares:
 Issued.................    2,396,138     4,568,228        684,966     1,547,586
 Reinvested.............      707,699       445,664        378,763       445,292
 Redeemed...............   (3,009,209)   (4,521,898)    (1,471,819)   (1,174,036)
                         ------------  ------------   ------------  ------------
 Change in Trust
 Shares.................       94,628       491,994       (408,090)      818,842
                         ============  ============   ============  ============

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)

                               Large Company                 Small Company
                                Growth Fund                   Growth Fund
                         ---------------------------  ----------------------------
                           For the        For the        For the        For the
                         period ended   year ended    period ended    year ended
                          March 31,    September 30,    March 31,    September 30,
                             2000          1999           2000           1999
                         ------------  -------------  -------------  -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued................. $  3,504,402  $  3,990,667   $ 101,506,726  $ 77,265,660
 Dividends reinvested...      375,769       123,138       1,662,844            --
 Cost of shares
 redeemed...............     (518,379)     (694,002)   (104,208,799)  (80,169,893)
                         ------------  ------------   -------------  ------------
 Change in net assets
 from Class A Share
 transactions........... $  3,361,792  $  3,419,803   $  (1,039,229) $ (2,904,233)
                         ============  ============   =============  ============
Class B Shares:
 Proceeds from shares
 issued................. $  7,118,135  $  7,867,231   $   2,896,506  $  1,586,635
 Dividends reinvested...      832,156       275,410       1,380,650            --
 Cost of shares
 redeemed...............   (1,202,946)     (998,677)       (800,337)   (2,571,977)
                         ------------  ------------   -------------  ------------
 Change in net assets
 from Class B Share
 transactions........... $  6,747,345  $  7,143,964   $   3,476,819  $   (985,342)
                         ============  ============   =============  ============
Trust Shares:
 Proceeds from shares
 issued................. $ 25,629,013  $ 42,112,134   $  60,996,450  $ 32,958,723
 Dividends reinvested...       26,884        61,859       7,205,297            --
 Cost of shares
 redeemed...............  (12,321,148)  (16,078,382)    (41,569,109)  (23,736,534)
                         ------------  ------------   -------------  ------------
 Change in net assets
 from Trust Share
 transactions........... $ 13,334,749  $ 26,095,611   $  26,632,638  $  9,222,189
                         ============  ============   =============  ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................      242,987       342,286       2,989,525     3,592,160
 Reinvested.............       27,671        11,626          57,103            --
 Redeemed...............      (37,133)      (61,035)     (2,991,500)   (3,677,582)
                         ------------  ------------   -------------  ------------
 Change in Class A
 Shares.................      233,525       292,877          55,128       (85,422)
                         ============  ============   =============  ============
Class B Shares:
 Issued.................      505,780       683,822          79,970        77,396
 Reinvested.............       62,148        26,129          49,029            --
 Redeemed...............      (85,111)      (86,488)        (24,757)     (123,241)
                         ------------  ------------   -------------  ------------
 Change in Class B
 Shares.................      482,817       623,463         104,242       (45,845)
                         ============  ============   =============  ============
Trust Shares:
 Issued.................    1,753,116     3,632,275       1,576,740     1,601,445
 Reinvested.............        1,974         5,824         243,752            --
 Redeemed...............     (854,280)   (1,371,709)     (1,054,370)   (1,098,270)
                         ------------  ------------   -------------  ------------
 Change in Trust
 Shares.................      900,810     2,266,390         766,122       503,175
                         ============  ============   =============  ============

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)

                                                          Capital Manager
                                 International          Conservative Growth
                                  Equity Fund                  Fund
                            ------------------------  ------------------------
                              For the      For the      For the      For the
                              period     year ended     period     year ended
                               ended      September      ended      September
                             March 31,       30,       March 31,       30,
                               2000         1999         2000       1999 (a)
                            -----------  -----------  -----------  -----------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued.................... $   759,844  $   559,154  $    15,666  $   409,402
 Dividends reinvested......      98,756       26,800       19,378       10,103
 Cost of shares redeemed...    (184,561)    (344,011)    (289,710)      (6,750)
                            -----------  -----------  -----------  -----------
 Change in net assets from
 Class A Share
 transactions.............. $   674,039  $   241,943  $  (254,666) $   412,755
                            ===========  ===========  ===========  ===========
Class B Shares:
 Proceeds from shares
 issued.................... $   986,462  $   498,182  $    15,057  $   112,121
 Dividends reinvested......     122,074       36,730        4,407          902
 Cost of shares redeemed...    (138,546)    (560,459)      (1,500)      (1,253)
                            -----------  -----------  -----------  -----------
 Change in net assets from
 Class B Share
 transactions.............. $   969,990  $   (25,547) $    17,964  $   111,770
                            ===========  ===========  ===========  ===========
Trust Shares:
 Proceeds from shares
 issued.................... $24,208,911  $24,995,842  $ 1,873,372  $10,346,198
 Dividends reinvested......   1,323,102      417,850      374,601      117,555
 Cost of shares redeemed... (16,145,031) (17,448,374)  (4,123,876)  (2,372,370)
                            -----------  -----------  -----------  -----------
 Change in net assets from
 Trust Share transactions.. $ 9,386,982  $ 7,965,318  $(1,875,903) $ 8,091,383
                            ===========  ===========  ===========  ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued....................      53,331       48,478        1,456       39,088
 Reinvested................       7,261        2,462        1,835          963
 Redeemed..................     (13,071)     (30,905)     (27,716)        (637)
                            -----------  -----------  -----------  -----------
 Change in Class A Shares..      47,521       20,035      (24,425)      39,414
                            ===========  ===========  ===========  ===========
Class B Shares:
 Issued....................      68,766       43,393        1,446       10,615
 Reinvested................       9,096        3,408          417           84
 Redeemed..................      (9,999)     (49,342)        (142)        (117)
                            -----------  -----------  -----------  -----------
 Change in Class B Shares..      67,863       (2,541)       1,721       10,582
                            ===========  ===========  ===========  ===========
Trust Shares:
 Issued....................   1,742,090    2,102,842      176,278      978,110
 Reinvested................      96,577       38,139       35,337       11,077
 Redeemed..................  (1,178,004)  (1,454,123)    (388,928)    (223,419)
                            -----------  -----------  -----------  -----------
 Change in Trust Shares....     660,663      686,858     (177,313)     765,768
                            ===========  ===========  ===========  ===========

----
(a) The Fund commenced offering Class B Shares on January 29, 1999.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                                 March 31, 2000
                                  (Unaudited)

                                 Capital Manager
                                 Moderate Growth           Capital Manager
                                      Fund                   Growth Fund
                            -------------------------- ------------------------
                              For the                   For the
                              period        For the     period       For the
                               ended      year ended     ended     year ended
                             March 31,   September 30, March 31,  September 30,
                               2000        1999 (a)      2000       1999 (a)
                            -----------  ------------- ---------  -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued.................... $   523,360   $  666,015   $ 400,509    $ 959,556
 Dividends reinvested......      48,727       67,177      49,907       28,038
 Cost of shares redeemed...    (861,560)    (342,290)   (211,567)    (310,922)
                            -----------   ----------   ---------    ---------
 Change in net assets from
 Class A Share
 transactions.............. $  (289,473)  $  390,902   $ 238,849    $ 676,672
                            ===========   ==========   =========    =========
Class B Shares:
 Proceeds from shares
 issued.................... $   155,950   $  196,189   $ 861,998    $ 176,179
 Dividends reinvested......       8,220        1,271      13,743          142
 Cost of shares redeemed...          --           (5)     (4,389)      (7,686)
                            -----------   ----------   ---------    ---------
 Change in net assets from
 Class B Share
 transactions.............. $   164,170   $  197,455   $ 871,352    $ 168,635
                            ===========   ==========   =========    =========
Trust Shares:
 Proceeds from shares
 issued.................... $ 1,675,086   $3,571,247   $ 425,882    $ 300,467
 Dividends reinvested......     153,724       13,704      19,157        2,841
 Cost of shares redeemed...  (1,727,167)    (189,439)     (7,312)     (65,657)
                            -----------   ----------   ---------    ---------
 Change in net assets from
 Trust Share transactions.. $   101,643   $3,395,512   $ 437,727    $ 237,651
                            ===========   ==========   =========    =========
SHARE TRANSACTIONS:
Class A Shares:
 Issued....................      47,537       62,893      35,525       89,234
 Reinvested................       4,423        6,391       4,405        2,662
 Redeemed..................     (78,249)     (32,057)    (18,304)     (28,686)
                            -----------   ----------   ---------    ---------
 Change in Class A Shares..     (26,289)      37,227      21,626       63,210
                            ===========   ==========   =========    =========
Class B Shares:
 Issued....................      14,147       18,381      75,861       15,856
 Reinvested................         745          117       1,211           13
 Redeemed..................          --           --        (387)        (716)
                            -----------   ----------   ---------    ---------
 Change in Class B Shares..      14,892       18,498      76,685       15,153
                            ===========   ==========   =========    =========
Trust Shares:
 Issued....................     152,109      331,505      37,197       27,938
 Reinvested................      13,890        1,272       1,690          266
 Redeemed..................    (156,991)     (17,468)       (650)      (5,940)
                            -----------   ----------   ---------    ---------
 Change in Trust Shares....       9,008      315,309      38,237       22,264
                            ===========   ==========   =========    =========

----
(a) The Fund commenced offering Class B Shares on January 29, 1999.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                                                         PRIME MONEY MARKET FUND
                                                                  Class A Shares
                              Financial Highlights

                                       For the six       For the     October 1,
                                       months ended    year ended      1997 to
                                        March 31,     September 30, September 30,
                                           2000           1999        1998 (a)
                                       ------------   ------------- -------------
                                       (Unaudited)
Net Asset Value, Beginning of
Period...............................    $ 1.000         $1.000        $1.000
                                         -------         ------        ------
Investment Activities
 Net investment income...............      0.024          0.043         0.048
                                         -------         ------        ------
  Total from Investment Activities...      0.024          0.043         0.048
                                         -------         ------        ------
Distributions
 Net investment income...............     (0.024)        (0.043)       (0.048)
                                         -------         ------        ------
  Total Distributions................     (0.024)        (0.043)       (0.048)
                                         -------         ------        ------
Net Asset Value, End of Period.......    $ 1.000         $1.000        $1.000
                                         =======         ======        ======
Total Return.........................       2.47%(b)       4.42%         4.93%
Ratios/Supplementary Data:
 Net Assets, End of Period (000).....    $10,915         $5,395        $3,262
 Ratio of expenses to average net
 assets..............................       0.95%(c)       0.80%         0.83%
 Ratio of net investment income to
 average net assets..................       4.94%(c)       4.34%         4.83%
 Ratio of expenses to average net
 assets*.............................       1.41%(c)       1.39%         1.43%
 Ratio of net investment income to
 average net assets*.................       4.48%(c)       3.75%         4.23%

----
 * During the period, certain fees were voluntarily reduced or reimbursed. If such fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

PRIME MONEY MARKET FUND
Class B Shares
                              Financial Highlights

                                      For the six       For the    September 2,
                                      months ended    year ended      1998 to
                                       March 31,     September 30, September 30,
                                          2000           1999        1998 (a)
                                      ------------   ------------- -------------
                                      (Unaudited)
Net Asset Value, Beginning of
Period..............................    $ 1.000         $1.000        $1.000
                                        -------         ------        ------
Investment Activities
 Net investment income..............      0.021          0.036         0.003
                                        -------         ------        ------
  Total from Investment Activities..      0.021          0.036         0.003
                                        -------         ------        ------
Distributions
 Net investment income..............     (0.021)        (0.036)       (0.003)
                                        -------         ------        ------
  Total Distributions...............     (0.021)        (0.036)       (0.003)
                                        -------         ------        ------
Net Asset Value, End of Period......    $ 1.000         $1.000        $1.000
                                        =======         ======        ======
Total Return (excludes redemption
charge).............................       2.11%(b)       3.64%         0.32%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)....    $17,789         $9,391        $  300
 Ratio of expenses to average net
 assets.............................       1.65%(c)       1.56%         1.64%(c)
 Ratio of net investment income to
 average net assets.................       4.23%(c)       3.58%         3.98%(c)
 Ratio of expenses to average net
 assets*............................       1.87%(c)       1.89%         1.99%(c)
 Ratio of net investment income to
 average net assets*................       4.02%(c)       3.25%         3.63%(c)

----
 * During the period, certain fees were voluntarily reduced or reimbursed. If such fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                         PRIME MONEY MARKET FUND
                                                                    Trust Shares
                              Financial Highlights

                                       For the six       For the     October 1,
                                       months ended    year ended      1997 to
                                        March 31,     September 30, September 30,
                                           2000           1999        1998 (a)
                                       ------------   ------------- -------------
                                       (Unaudited)
Net Asset Value, Beginning of
Period...............................    $ 1.000         $ 1.000       $ 1.000
                                         -------         -------       -------
Investment Activities
 Net investment income...............      0.026           0.046         0.051
                                         -------         -------       -------
  Total from Investment Activities...      0.026           0.046         0.051
                                         -------         -------       -------
Distributions
 Net investment income...............     (0.026)         (0.046)       (0.051)
                                         -------         -------       -------
  Total Distributions................     (0.026)         (0.046)       (0.051)
                                         -------         -------       -------
Net Asset Value, End of Period.......    $ 1.000         $ 1.000       $ 1.000
                                         =======         =======       =======
Total Return.........................       2.62%(b)        4.69%         5.23%
Ratios/Supplementary Data:
 Net Assets, End of Period (000).....    $60,084         $56,492       $37,769
 Ratio of expenses to average net
 assets..............................       0.65%(c)        0.54%         0.55%
 Ratio of net investment income to
 average net assets..................       5.20%(c)        4.57%         5.11%
 Ratio of expenses to average net
 assets*.............................       0.86%(c)        0.88%         0.91%
 Ratio of net investment income to
 average net assets*.................       4.98%(c)        4.23%         4.75%

----
 * During the period, certain fees were voluntarily reduced or reimbursed. If such fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

U.S. TREASURY MONEY MARKET FUND
Class A Shares
                              Financial Highlights

                          For the six
                          months ended      For the year ended September 30,
                           March 31,     -------------------------------------------
                              2000        1999     1998     1997     1996     1995
                          ------------   -------  -------  -------  -------  -------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $ 1.000      $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                            -------      -------  -------  -------  -------  -------
Investment Activities
 Net investment income..      0.022        0.040    0.046    0.044    0.044    0.047
                            -------      -------  -------  -------  -------  -------
  Total from Investment
  Activities............      0.022        0.040    0.046    0.044    0.044    0.047
                            -------      -------  -------  -------  -------  -------
Distributions
 Net investment income..     (0.022)      (0.040)  (0.046)  (0.044)  (0.044)  (0.047)
                            -------      -------  -------  -------  -------  -------
  Total Distributions...     (0.022)      (0.040)  (0.046)  (0.044)  (0.044)  (0.047)
                            -------      -------  -------  -------  -------  -------
Net Asset Value, End of
Period..................    $ 1.000      $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                            =======      =======  =======  =======  =======  =======
Total Return ...........       2.26%(a)     4.08%    4.75%    4.50%    4.49%    4.81%
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $45,440      $42,241  $41,478  $32,541  $27,931  $13,948
 Ratio of expenses to
 average net assets.....       0.93%(b)     0.84%    0.86%    0.95%    0.99%    0.98%
 Ratio of net investment
 income to average net
 assets.................       4.47%(b)     4.00%    4.65%    4.41%    4.37%    4.81%
 Ratio of expenses to
 average net assets*....       1.28%(b)     1.23%    1.26%    1.25%    1.25%    1.24%
 Ratio of net investment
 income to average net
 assets*................       4.12%(b)     3.61%    4.25%    4.11%    4.11%    4.55%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                 U.S. TREASURY MONEY MARKET FUND
                                                                  Class B Shares
                              Financial Highlights

                          For the six       For the       For the       For the     January 1,
                          months ended    year ended    year ended    year ended      1996 to
                           March 31,     September 30, September 30, September 30, September 30,
                              2000           1999          1998          1997        1996 (a)
                          ------------   ------------- ------------- ------------- -------------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $ 1.000         $ 1.000       $ 1.000       $ 1.000       $ 1.000
                            -------         -------       -------       -------       -------
Investment Activities
 Net investment income..      0.019           0.033         0.039         0.036         0.025
                            -------         -------       -------       -------       -------
  Total from Investment
  Activities............      0.019           0.033         0.039         0.036         0.025
                            -------         -------       -------       -------       -------
Distributions
 Net investment income..     (0.019)         (0.033)       (0.039)       (0.036)       (0.025)
                            -------         -------       -------       -------       -------
  Total Distributions...     (0.019)         (0.033)       (0.039)       (0.036)       (0.025)
                            -------         -------       -------       -------       -------
Net Asset Value, End of
Period..................    $ 1.000         $ 1.000       $ 1.000       $ 1.000       $ 1.000
                            =======         =======       =======       =======       =======
Total Return (excludes
redemption charge)......       1.90%(b)        3.31%         3.97%         3.67%         2.53%(b)
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $ 8,143         $ 2,264       $ 1,255       $ 1,502       $ 1,305
 Ratio of expenses to
 average net assets.....       1.64%(c)        1.59%         1.61%         1.75%         1.75%(c)
 Ratio of net investment
 income to average net
 assets.................       3.87%(c)        3.25%         3.90%         3.61%         3.55%(c)
 Ratio of expenses to
 average net assets*....       1.74%(c)        1.73%         1.76%           **            **
 Ratio of net investment
 income to average net
 assets*................       3.77%(c)        3.11%         3.75%           **            **

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** There were no voluntary fee reductions during this period.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

U.S. TREASURY MONEY MARKET FUND
Trust Shares
                              Financial Highlights

                          For the six
                          months ended         For the year ended September 30,
                           March 31,     ------------------------------------------------
                              2000         1999      1998      1997      1996      1995
                          ------------   --------  --------  --------  --------  --------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                            --------     --------  --------  --------  --------  --------
Investment Activities
 Net investment income..       0.024        0.043     0.049     0.046     0.046     0.050
                            --------     --------  --------  --------  --------  --------
  Total from Investment
  Activities............       0.024        0.043     0.049     0.046     0.046     0.050
                            --------     --------  --------  --------  --------  --------
Distributions
 Net investment income..      (0.024)      (0.043)   (0.049)   (0.046)   (0.046)   (0.050)
                            --------     --------  --------  --------  --------  --------
  Total Distributions...      (0.024)      (0.043)   (0.049)   (0.046)   (0.046)   (0.050)
                            --------     --------  --------  --------  --------  --------
Net Asset Value, End of
Period..................    $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                            ========     ========  ========  ========  ========  ========
Total Return............        2.41%(a)     4.34%     5.01%     4.71%     4.74%     5.07%
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $310,681     $282,585  $235,796  $266,840  $205,974  $120,083
 Ratio of expenses to
 average net assets.....        0.63%(b)     0.59%     0.61%     0.75%     0.75%     0.72%
 Ratio of net investment
 income to average net
 assets.................        4.78%(b)     4.26%     4.90%     4.61%     4.63%     4.97%
 Ratio of expenses to
 average net assets*....        0.73%(b)     0.73%     0.76%     0.75%     0.75%     0.75%
 Ratio of net investment
 income to average net
 assets*................        4.68%(b)     4.11%     4.75%     4.61%     4.63%     4.95%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                  SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                                                                  Class A Shares
                              Financial Highlights

                           For the six
                           months ended   For the year ended September 30,
                            March 31,    --------------------------------------
                               2000       1999    1998    1997    1996    1995
                           ------------  ------  ------  ------  ------  ------
                           (Unaudited)
Net Asset Value,
Beginning of Period......     $ 9.65     $10.06  $ 9.76  $ 9.73  $ 9.88  $ 9.60
                              ------     ------  ------  ------  ------  ------
Investment Activities
 Net investment income...       0.25       0.50    0.51    0.54    0.55    0.53
 Net realized and
 unrealized gain (loss)
 on investments..........      (0.13)     (0.41)   0.30    0.03   (0.15)   0.29
                              ------     ------  ------  ------  ------  ------
  Total from Investment
  Activities.............       0.12       0.09    0.81    0.57    0.40    0.82
                              ------     ------  ------  ------  ------  ------
Distributions
 Net investment income...      (0.25)     (0.50)  (0.51)  (0.54)  (0.55)  (0.54)
                              ------     ------  ------  ------  ------  ------
  Total Distributions....      (0.25)     (0.50)  (0.51)  (0.54)  (0.55)  (0.54)
                              ------     ------  ------  ------  ------  ------
Net Asset Value, End of
Period...................     $ 9.52     $ 9.65  $10.06  $ 9.76  $ 9.73  $ 9.88
                              ======     ======  ======  ======  ======  ======
Total Return (excludes
sales charge)............       1.24%(b)   0.95%   8.50%   6.07%   4.09%   8.74%
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)............     $4,338     $4,626  $4,476  $5,151  $6,356  $7,102
 Ratio of expenses to
 average net assets......       1.00%(c)   1.02%   1.06%   1.11%   1.19%   1.17%
 Ratio of net investment
 income to average net
 assets..................       5.19%(c)   5.04%   5.15%   5.60%   5.55%   5.50%
 Ratio of expenses to
 average net assets*.....       1.40%(c)   1.42%   1.44%   1.46%   1.54%   1.58%
 Ratio of net investment
 income to average net
 assets*.................       4.79%(c)   4.64%   4.77%   5.25%   5.20%   5.09%
 Portfolio turnover(a)...      50.89%(b)  99.99%  53.74%  87.99%  54.82% 106.81%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
Trust Shares
                              Financial Highlights

                          For the six
                          months ended        For the year ended September 30,
                           March 31,     ----------------------------------------------
                              2000         1999      1998      1997     1996     1995
                          ------------   --------  --------  --------  -------  -------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $   9.65     $  10.07  $   9.77  $   9.74  $  9.89  $  9.61
                            --------     --------  --------  --------  -------  -------
Investment Activities
 Net investment income..        0.26         0.53      0.53      0.57     0.57     0.56
 Net realized and
 unrealized gain (loss)
 on investments.........       (0.12)       (0.42)     0.30      0.03    (0.15)    0.28
                            --------     --------  --------  --------  -------  -------
  Total from Investment
  Activities............        0.14         0.11      0.83      0.60     0.42     0.84
                            --------     --------  --------  --------  -------  -------
Distributions
 Net investment income..       (0.26)       (0.53)    (0.53)    (0.57)   (0.57)   (0.56)
                            --------     --------  --------  --------  -------  -------
  Total Distributions...       (0.26)       (0.53)    (0.53)    (0.57)   (0.57)   (0.56)
                            --------     --------  --------  --------  -------  -------
Net Asset Value, End of
Period..................    $   9.53     $   9.65  $  10.07  $   9.77  $  9.74  $  9.89
                            ========     ========  ========  ========  =======  =======
Total Return............        1.48%(b)     1.10%     8.77%     6.33%    4.36%    9.01%
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $183,629     $167,285  $157,329  $103,523  $62,621  $45,005
 Ratio of expenses to
 average net assets.....        0.75%(c)     0.77%     0.81%     0.86%    0.93%    0.93%
 Ratio of net investment
 income to average net
 assets.................        5.45%(c)     5.29%     5.40%     5.85%    5.81%    5.78%
 Ratio of expenses to
 average net assets*....        0.90%(c)     0.92%     0.94%     0.96%    1.03%    1.08%
 Ratio of net investment
 income to average net
 assets*................        5.30%(c)     5.14%     5.27%     5.75%    5.71%    5.64%
 Portfolio turnover(a)..       50.89%(b)    99.99%    53.74%    87.99%   54.82%  106.81%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                          INTERMEDIATE U.S. GOVERNMENT BOND FUND
                                                                  Class A Shares
                              Financial Highlights

                           For the six
                           months ended   For the year ended September 30,
                            March 31,    --------------------------------------
                               2000       1999    1998    1997    1996    1995
                           ------------  ------  ------  ------  ------  ------
                           (Unaudited)
Net Asset Value,
Beginning of Period......     $ 9.70     $10.57  $ 9.84  $ 9.63  $ 9.88  $ 9.33
                              ------     ------  ------  ------  ------  ------
Investment Activities
 Net investment income...       0.26       0.50    0.51    0.53    0.56    0.59
 Net realized and
 unrealized gain (loss)
 on investments..........      (0.10)     (0.76)   0.74    0.21   (0.25)   0.55
                              ------     ------  ------  ------  ------  ------
  Total from Investment
  Activities.............       0.16      (0.26)   1.25    0.74    0.31    1.14
                              ------     ------  ------  ------  ------  ------
Distributions
 Net investment income...      (0.26)     (0.50)  (0.52)  (0.53)  (0.56)  (0.59)
 Net realized gains......      (0.03)     (0.11)     --      --      --      --
                              ------     ------  ------  ------  ------  ------
  Total Distributions....      (0.29)     (0.61)  (0.52)  (0.53)  (0.56)  (0.59)
                              ------     ------  ------  ------  ------  ------
Net Asset Value, End of
Period...................     $ 9.57     $ 9.70  $10.57  $ 9.84  $ 9.63  $ 9.88
                              ======     ======  ======  ======  ======  ======
Total Return (excludes
sales charge)............       1.67%(b) (2.49%)  13.07%   7.93%   3.17%  12.63%
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)............     $3,192     $3,308  $4,562  $4,211  $3,659  $5,173
 Ratio of expenses to
 average net assets......       1.10%(c)   1.08%   1.09%   1.12%   1.13%   1.09%
 Ratio of net investment
 income to average net
 assets..................       5.36%(c)   5.00%   5.10%   5.49%   5.68%   6.22%
 Ratio of expenses to
 average net assets*.....       1.45%(c)   1.43%   1.44%   1.47%   1.48%   1.50%
 Ratio of net investment
 income to average net
 assets*.................       5.01%(c)   4.65%   4.75%   5.14%   5.33%   5.81%
 Portfolio turnover(a)...      66.36%(b)  73.46%  60.98%  62.45%  76.29%  68.91%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

INTERMEDIATE U.S. GOVERNMENT BOND FUND
Class B Shares
                              Financial Highlights

                          For the six      For the       For the       For the     January 1,
                          months ended   year ended    year ended    year ended      1996 to
                           March 31,    September 30, September 30, September 30, September 30,
                              2000          1999          1998          1997        1996 (a)
                          ------------  ------------- ------------- ------------- -------------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....     $ 9.68        $10.54        $ 9.81        $ 9.60        $10.17
                             ------        ------        ------        ------        ------
Investment Activities
 Net investment income..       0.22          0.43          0.43          0.46          0.31
 Net realized and
 unrealized gain (loss)
 on investments.........      (0.10)        (0.75)         0.74          0.21         (0.57)
                             ------        ------        ------        ------        ------
  Total from Investment
  Activities............       0.12         (0.32)         1.17          0.67         (0.26)
                             ------        ------        ------        ------        ------
Distributions
 Net investment income..      (0.22)        (0.43)        (0.44)        (0.46)        (0.31)
 Net realized gains.....      (0.03)        (0.11)           --            --            --
                             ------        ------        ------        ------        ------
  Total Distributions...      (0.25)        (0.54)        (0.44)        (0.46)        (0.31)
                             ------        ------        ------        ------        ------
Net Asset Value, End of
Period..................     $ 9.55        $ 9.68        $10.54        $ 9.81        $ 9.60
                             ======        ======        ======        ======        ======
Total Return (excludes
redemption charge)......       1.29%(b)     (3.13%)       12.26%         7.14%        (2.48%)(b)
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........     $2,294        $2,679        $1,314        $  623        $  353
 Ratio of expenses to
 average net assets.....       1.85%(c)      1.83%         1.84%         1.87%         1.85%(c)
 Ratio of net investment
 income to average net
 assets.................       4.60%(c)      4.28%         4.35%         4.74%         5.01%(c)
 Ratio of expenses to
 average net assets*....       1.95%(c)      1.93%         1.94%         1.97%         1.95%(c)
 Ratio of net investment
 income to average net
 assets*................       4.50%(c)      4.18%         4.25%         4.64%         4.91%(c)
 Portfolio turnover(d)..      66.36%(b)     73.46%        60.98%        62.45%        76.29%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                          INTERMEDIATE U.S. GOVERNMENT BOND FUND
                                                                    Trust Shares
                              Financial Highlights

                          For the six
                          months ended        For the year ended September 30,
                           March 31,     ------------------------------------------------
                              2000         1999       1998      1997      1996     1995
                          ------------   --------   --------  --------  --------  -------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $   9.72     $  10.59   $   9.85  $   9.64  $   9.89  $  9.34
                            --------     --------   --------  --------  --------  -------
Investment Activities
 Net investment income..        0.27         0.53       0.54      0.56      0.58     0.61
 Net realized and
 unrealized gain (loss)
 on investments.........       (0.10)       (0.76)      0.75      0.21     (0.25)    0.55
                            --------     --------   --------  --------  --------  -------
  Total from Investment
  Activities............        0.17        (0.23)      1.29      0.77      0.33     1.16
                            --------     --------   --------  --------  --------  -------
Distributions
 Net investment income..       (0.27)       (0.53)     (0.55)    (0.56)    (0.58)   (0.61)
 Net realized gains.....       (0.03)       (0.11)        --        --        --       --
                            --------     --------   --------  --------  --------  -------
  Total Distributions...       (0.30)       (0.64)     (0.55)    (0.56)    (0.58)   (0.61)
                            --------     --------   --------  --------  --------  -------
Net Asset Value, End of
Period..................    $   9.59     $   9.72   $  10.59  $   9.85  $   9.64  $  9.89
                            ========     ========   ========  ========  ========  =======
Total Return............        1.80%(b)    (2.23%)    13.46%     8.20%     3.43%   12.91%
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $175,056     $213,417   $186,256  $142,545  $119,633  $78,578
 Ratio of expenses to
 average net assets.....        0.85%(c)     0.83%      0.84%     0.87%     0.87%    0.85%
 Ratio of net investment
 income to average net
 assets.................        5.60%(c)     5.26%      5.35%     5.74%     5.94%    6.43%
 Ratio of expenses to
 average net assets*....        0.95%(c)     0.93%      0.94%     0.97%     0.97%    1.00%
 Ratio of net investment
 income to average net
 assets*................        5.50%(c)     5.16%      5.25%     5.64%     5.84%    6.28%
 Portfolio turnover(a)..       66.36%(b)    73.46%     60.98%    62.45%    76.29%   68.91%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

INTERMEDIATE CORPORATE BOND FUND
Class A Shares
                              Financial Highlights

                                                                    December 2,
                                                                      1999 to
                                                                     March 31,
                                                                     2000 (a)
                                                                    -----------
                                                                    (Unaudited)
Net Asset Value, Beginning of Period..............................    $10.00
                                                                      ------
Investment Activities
 Net investment income............................................      0.20
 Net realized and unrealized loss on investments..................     (0.14)
                                                                      ------
  Total from Investment Activities................................      0.06
                                                                      ------
Distributions
 Net investment income............................................     (0.20)
                                                                      ------
  Total Distributions.............................................     (0.20)
                                                                      ------
Net Asset Value, End of Period....................................    $ 9.86
                                                                      ======
Total Return (excludes sales charge)..............................      0.61%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..................................    $  188
 Ratio of expenses to average net assets..........................      1.11%(c)
 Ratio of net investment income to average net assets.............      6.19%(c)
 Ratio of expenses to average net assets*.........................      1.87%(c)
 Ratio of net investment income to average net assets*............      5.43%(c)
 Portfolio turnover (d)...........................................     98.10%(b)

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                INTERMEDIATE CORPORATE BOND FUND
                                                                  Class B Shares
                              Financial Highlights

                                                                    December 2,
                                                                      1999 to
                                                                     March 31,
                                                                     2000 (a)
                                                                    -----------
                                                                    (Unaudited)
Net Asset Value, Beginning of Period..............................    $10.00
                                                                      ------
Investment Activities
 Net investment income............................................      0.18
 Net realized and unrealized loss on investments..................     (0.14)
                                                                      ------
  Total from Investment Activities................................      0.04
                                                                      ------
Distributions
 Net investment income............................................     (0.18)
                                                                      ------
  Total Distributions.............................................     (0.18)
                                                                      ------
Net Asset Value, End of Period....................................    $ 9.86
                                                                      ======
Total Return (excludes redemption charge).........................      0.45%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..................................    $   41
 Ratio of expenses to average net assets..........................      1.77%(c)
 Ratio of net investment income to average net assets.............      5.58%(c)
 Ratio of expenses to average net assets*.........................      2.36%(c)
 Ratio of net investment income to average net assets*............      4.99%(c)
 Portfolio turnover (d)...........................................     98.10%(b)

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

INTERMEDIATE CORPORATE BOND FUND
Trust Shares
                              Financial Highlights

                                                                   December 2,
                                                                     1999 to
                                                                    March 31,
                                                                    2000 (a)
                                                                   -----------
                                                                   (Unaudited)
Net Asset Value, Beginning of Period.............................    $ 10.00
                                                                     -------
Investment Activities
 Net investment income...........................................       0.20
 Net realized and unrealized loss on investments.................      (0.14)
                                                                     -------
  Total from Investment Activities...............................       0.06
                                                                     -------
Distributions
 Net investment income...........................................      (0.20)
                                                                     -------
  Total Distributions............................................      (0.20)
                                                                     -------
Net Asset Value, End of Period...................................    $  9.86
                                                                     =======
Total Return.....................................................       0.64%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).................................    $72,025
 Ratio of expenses to average net assets.........................       0.72%(c)
 Ratio of net investment income to average net assets............       6.34%(c)
 Ratio of expenses to average net assets*........................       1.32%(c)
 Ratio of net investment income to average net assets*...........       5.75%(c)
 Portfolio turnover (d)..........................................      98.10%(b)

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                       NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                                                                  Class A Shares
                              Financial Highlights

                          For the six
                          months ended     For the year ended September 30,
                           March 31,     -----------------------------------------
                              2000        1999      1998     1997    1996    1995
                          ------------   -------   -------  ------  ------  ------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $  9.89      $ 10.52   $ 10.27  $10.05  $10.15  $ 9.78
                            -------      -------   -------  ------  ------  ------
Investment Activities
 Net investment income..       0.20         0.40      0.42    0.40    0.36    0.36
 Net realized and
 unrealized gain (loss)
 on investments.........      (0.03)       (0.56)     0.25    0.22   (0.10)   0.37
                            -------      -------   -------  ------  ------  ------
  Total from Investment
  Activities............       0.17        (0.16)     0.67    0.62    0.26    0.73
                            -------      -------   -------  ------  ------  ------
Distributions
 Net investment income..      (0.20)       (0.40)    (0.42)  (0.40)  (0.36)  (0.36)
 Net realized gains.....         --(d)     (0.05)       --      --      --      --
 In excess of net
 realized gains.........         --        (0.02)       --      --      --      --
                            -------      -------   -------  ------  ------  ------
  Total Distributions...      (0.20)       (0.47)    (0.42)  (0.40)  (0.36)  (0.36)
                            -------      -------   -------  ------  ------  ------
Net Asset Value, End of
Period..................    $  9.86      $  9.89   $ 10.52  $10.27  $10.05  $10.15
                            =======      =======   =======  ======  ======  ======
Total Return (excludes
sales charge)...........       1.80%(b)    (1.53%)    6.63%   6.28%   2.61%   7.61%
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $11,511      $13,677   $11,592  $9,419  $9,261  $8,717
 Ratio of expenses to
 average net assets.....       0.92%(c)     0.95%     0.96%   1.00%   1.11%   1.05%
 Ratio of net investment
 income to average net
 assets.................       4.17%(c)     3.95%     4.03%   3.94%   3.58%   3.63%
 Ratio of expenses to
 average net assets*....       1.42%(c)     1.47%     1.48%   1.50%   1.61%   1.63%
 Ratio of net investment
 income to average net
 assets*................       3.67%(c)     3.44%     3.51%   3.44%   3.08%   3.05%
 Portfolio turnover
 (a)....................      44.35%(b)    39.70%    32.63%  16.98%  20.90%   9.38%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
(b) Not annualized.
(c) Annualized.
(d) Distribution per share was less than $0.005.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
Trust Shares
                              Financial Highlights

                          For the six
                          months ended      For the year ended September 30,
                           March 31,     --------------------------------------------
                              2000        1999      1998     1997     1996     1995
                          ------------   -------   -------  -------  -------  -------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $  9.89      $ 10.53   $ 10.27  $ 10.05  $ 10.15  $  9.78
                            -------      -------   -------  -------  -------  -------
Investment Activities
 Net investment income..       0.21         0.42      0.43     0.41     0.38     0.37
 Net realized and
 unrealized gain (loss)
 on investments.........      (0.03)       (0.57)     0.26     0.22    (0.10)    0.37
                            -------      -------   -------  -------  -------  -------
  Total from Investment
  Activities............       0.18        (0.15)     0.69     0.63     0.28     0.74
                            -------      -------   -------  -------  -------  -------
Distributions
 Net investment income..      (0.21)       (0.42)    (0.43)   (0.41)   (0.38)   (0.37)
 Net realized gains.....         -- (d)    (0.05)       --       --       --       --
 In excess of net
 realized gains.........         --        (0.02)       --       --       --       --
                            -------      -------   -------  -------  -------  -------
  Total Distributions...      (0.21)       (0.49)    (0.43)   (0.41)   (0.38)   (0.37)
                            -------      -------   -------  -------  -------  -------
Net Asset Value, End of
Period..................    $  9.86      $  9.89   $ 10.53  $ 10.27  $ 10.05  $ 10.15
                            =======      =======   =======  =======  =======  =======
Total Return............       1.88%(b)    (1.47%)    6.90%    6.43%    2.77%    7.77%
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $75,052      $70,430   $73,454  $61,120  $28,443  $28,091
 Ratio of expenses to
 average net assets.....       0.78%(c)     0.80%     0.81%    0.85%    0.96%    0.91%
 Ratio of net investment
 income to average net
 assets.................       4.33%(c)     4.09%     4.18%    4.13%    3.72%    3.78%
 Ratio of expenses to
 average net assets*....       0.93%(c)     0.98%     0.98%    1.00%    1.11%    1.13%
 Ratio of net investment
 income to average net
 assets*................       4.18%(c)     3.92%     4.01%    3.98%    3.57%    3.55%
 Portfolio turnover(a)..      44.35%(b)    39.70%    32.63%   16.98%   20.90%    9.38%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
(b) Not annualized.
(c) Annualized.
(d) Distribution per share was less than $0.005.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                       SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
                                                                  Class A Shares
                              Financial Highlights

                                      For the six      For the     October 20,
                                      months ended   year ended      1997 to
                                       March 31,    September 30, September 30,
                                          2000          1999        1998 (a)
                                      ------------  ------------- -------------
                                      (Unaudited)
Net Asset Value, Beginning of
Period..............................     $ 9.80        $10.47        $10.00
                                         ------        ------        ------
Investment Activities
 Net investment income..............       0.19          0.38          0.31
 Net realized and unrealized gain
 (loss) on investments..............      (0.05)        (0.59)         0.47
                                         ------        ------        ------
  Total from Investment Activities..       0.14         (0.21)         0.78
                                         ------        ------        ------
Distributions
 Net investment income..............      (0.19)        (0.38)        (0.31)
 Net realized gains.................         --         (0.06)           --
 In excess of net realized gains....         --         (0.02)           --
                                         ------        ------        ------
  Total Distributions...............      (0.19)        (0.46)        (0.31)
                                         ------        ------        ------
Net Asset Value, End of Period......     $ 9.75        $ 9.80        $10.47
                                         ======        ======        ======
Total Return (excludes sales
charge).............................       1.44%(b)     (2.09%)        7.91%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)....     $1,121        $1,160        $  297
 Ratio of expenses to average net
 assets.............................       0.99%(c)      0.97%         1.04%(c)
 Ratio of net investment income to
 average net assets.................       3.89%(c)      3.72%         3.85%(c)
 Ratio of expenses to average net
 assets*............................       1.79%(c)      1.91%         1.97%(c)
 Ratio of net investment income to
 average net assets*................       3.09%(c)      2.78%         2.78%(c)
 Portfolio turnover(d)..............      56.28%(b)     71.96%        58.80%(b)

----
 * During the period, certain fees were voluntarily reduced or reimbursed. If such fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
Trust Shares
                              Financial Highlights

                                      For the six       For the     October 20,
                                      months ended    year ended      1997 to
                                       March 31,     September 30, September 30,
                                          2000           1999        1998 (a)
                                      ------------   ------------- -------------
                                      (Unaudited)
Net Asset Value, Beginning of
Period..............................    $  9.74         $ 10.41       $ 10.00
                                        -------         -------       -------
Investment Activities
 Net investment income..............       0.19            0.39          0.38
 Net realized and unrealized gain
 (loss) on investments..............      (0.05)          (0.59)         0.41
                                        -------         -------       -------
  Total from Investment Activities..       0.14           (0.20)         0.79
                                        -------         -------       -------
Distributions
 Net investment income..............      (0.19)          (0.39)        (0.38)
 Net realized gains.................         --           (0.06)           --
 In excess of net realized gains....         --           (0.02)           --
                                        -------         -------       -------
  Total Distributions...............      (0.19)          (0.47)        (0.38)
                                        -------         -------       -------
Net Asset Value, End of Period......    $  9.69         $  9.74       $ 10.41
                                        =======         =======       =======
Total Return........................       1.51%(b)      (1.98%)         8.02%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)....    $15,760         $16,295       $18,242
 Ratio of expenses to average net
 assets.............................       0.84%(c)        0.82%         0.88%(c)
 Ratio of net investment income to
 average net assets.................       4.03%(c)        3.86%         3.88%(c)
 Ratio of expenses to average net
 assets*............................       1.29%(c)        1.41%         1.39%(c)
 Ratio of net investment income to
 average net assets*................       3.58%(c)        3.26%         3.37%(c)
 Portfolio turnover (d).............      56.28%(b)       71.96%        58.80%(b)

----
 * During the period, certain fees were voluntarily reduced or reimbursed. If such fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                             VIRGINIA INTERMEDIATE TAX-FREE FUND
                                                                  Class A Shares
                              Financial Highlights

                                                   For the six      May 17,
                                                   months ended     1999 to
                                                    March 31,    September 30,
                                                       2000        1999 (a)
                                                   ------------  -------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period.............     $10.86        $11.24
                                                      ------        ------
Investment Activities
 Net investment income...........................       0.22          0.30
 Net realized and unrealized loss on
 investments.....................................      (0.03)        (0.38)
                                                      ------        ------
  Total from Investment Activities...............       0.19         (0.08)
                                                      ------        ------
Distributions
 Net investment income...........................      (0.22)        (0.30)
                                                      ------        ------
  Total Distributions............................      (0.22)        (0.30)
                                                      ------        ------
Net Asset Value, End of Period...................     $10.83        $10.86
                                                      ======        ======
Total Return (excludes sales charge).............       1.83%(b)     (0.66%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).................     $  126        $   74
 Ratio of expenses to average net assets.........       0.96%(c)      1.00%(c)
 Ratio of net investment income to average net
 assets..........................................       4.21%(c)      4.05%(c)
 Ratio of expenses to average net assets*........       1.46%(c)      1.51%(c)
 Ratio of net investment income to average net
 assets*.........................................       3.72%(c)      3.53%(c)
 Portfolio turnover(d)...........................      43.91%(b)     27.05%(b)

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

VIRGINIA INTERMEDIATE TAX-FREE FUND
Trust Shares
                              Financial Highlights

                                                   For the six       May 17,
                                                   months ended      1999 to
                                                    March 31,     September 30,
                                                       2000         1999 (a)
                                                   ------------   -------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period.............    $ 10.86         $ 11.24
                                                     -------         -------
Investment Activities
 Net investment income...........................       0.23            0.17
 Net realized and unrealized loss on
 investments.....................................      (0.03)          (0.38)
                                                     -------         -------
  Total from Investment Activities...............       0.20           (0.21)
                                                     -------         -------
Distributions
 Net investment income...........................      (0.23)          (0.17)
                                                     -------         -------
  Total Distributions............................      (0.23)          (0.17)
                                                     -------         -------
Net Asset Value, End of Period...................    $ 10.83         $ 10.86
                                                     =======         =======
Total Return.....................................       1.90%(b)       (1.77%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).................    $78,549         $79,353
 Ratio of expenses to average net assets.........       0.82%(c)        0.88%(c)
 Ratio of net investment income to average net
 assets..........................................       4.33%(c)        4.18%(c)
 Ratio of expenses to average net assets*........       0.97%(c)        0.99%(c)
 Ratio of net investment income to average net
 assets*.........................................       4.18%(c)        4.07%(c)
 Portfolio turnover(d)...........................      43.91%(b)       27.05%(b)

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                    GROWTH AND INCOME STOCK FUND
                                                                  Class A Shares
                              Financial Highlights

                          For the six
                          months ended      For the year ended September 30,
                           March 31,     -------------------------------------------
                              2000        1999     1998     1997     1996     1995
                          ------------   -------  -------  -------  -------  -------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $ 19.60      $ 18.48  $ 19.98  $ 15.31  $ 12.97  $ 11.26
                            -------      -------  -------  -------  -------  -------
Investment Activities
 Net investment income..       0.13         0.25     0.23     0.26     0.26     0.25
 Net realized and
 unrealized gain (loss)
 on investments.........       0.14         1.93    (0.17)    5.30     2.43     1.98
                            -------      -------  -------  -------  -------  -------
  Total from Investment
  Activities............       0.27         2.18     0.06     5.56     2.69     2.23
                            -------      -------  -------  -------  -------  -------
Distributions
 Net investment income..      (0.13)       (0.25)   (0.23)   (0.26)   (0.26)   (0.25)
 Net realized gains.....      (1.59)       (0.81)   (1.33)   (0.63)   (0.09)   (0.12)
 In excess of net
 realized gains.........         --           --       --       --       --    (0.15)
                            -------      -------  -------  -------  -------  -------
  Total Distributions...      (1.72)       (1.06)   (1.56)   (0.89)   (0.35)   (0.52)
                            -------      -------  -------  -------  -------  -------
Net Asset Value, End of
Period..................    $ 18.15      $ 19.60  $ 18.48  $ 19.98  $ 15.31  $ 12.97
                            =======      =======  =======  =======  =======  =======
Total Return (excludes
sales charge)...........       1.27%(b)    11.64%    0.10%   37.80%   20.97%   20.62%
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $34,771      $38,604  $39,817  $34,679  $18,949  $10,842
 Ratio of expenses to
 average net assets.....       1.11%(c)     1.10%    1.10%    1.09%    1.11%    1.07%
 Ratio of net investment
 income to average net
 assets.................       1.46%(c)     1.22%    1.18%    1.52%    1.82%    2.15%
 Ratio of expenses to
 average net assets*....       1.57%(c)     1.59%    1.59%    1.58%    1.60%    1.60%
 Ratio of net investment
 income to average net
 assets*................       1.00%(c)     0.73%    0.69%    1.03%    1.33%    1.62%
 Portfolio turnover(a)..      14.19%(b)    13.52%   13.17%   22.66%   19.82%    8.73%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

GROWTH AND INCOME STOCK FUND
Class B Shares
                              Financial Highlights

                          For the six      For the year ended         January 1,
                          months ended        September 30,             1996 to
                           March 31,     --------------------------  September 30,
                              2000        1999     1998      1997      1996 (a)
                          ------------   -------  -------   -------  -------------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $ 19.51      $ 18.42  $ 19.93   $ 15.29     $13.78
                            -------      -------  -------   -------     ------
Investment Activities
 Net investment income..       0.07         0.11     0.09      0.13       0.13
 Net realized and
 unrealized gain (loss)
 on investments.........       0.13         1.90    (0.18)     5.28       1.52
                            -------      -------  -------   -------     ------
  Total from Investment
  Activities............       0.20         2.01    (0.09)     5.41       1.65
                            -------      -------  -------   -------     ------
Distributions
 Net investment income..      (0.07)       (0.11)   (0.09)    (0.14)     (0.14)
 Net realized gains.....      (1.59)       (0.81)   (1.33)    (0.63)        --
                            -------      -------  -------   -------     ------
  Total Distributions...      (1.66)       (0.92)   (1.42)    (0.77)     (0.14)
                            -------      -------  -------   -------     ------
Net Asset Value, End of
Period..................    $ 18.05      $ 19.51  $ 18.42   $ 19.93     $15.29
                            =======      =======  =======   =======     ======
Total Return (excludes
redemption charge)......       0.85%(b)    10.73%   (0.67%)   36.70%     12.01%(b)
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $36,204      $38,590  $32,455   $16,690     $3,880
 Ratio of expenses to
 average net assets.....       1.86%(c)     1.84%    1.85%     1.84%      1.85%(c)
 Ratio of net investment
 income to average net
 assets.................       0.71%(c)     0.47%    0.43%     0.77%      1.13%(c)
 Ratio of expenses to
 average net assets*....       2.07%(c)     2.08%    2.09%     2.08%      2.09%(c)
 Ratio of net investment
 income to average net
 assets*................       0.50%(c)     0.23%    0.19%     0.53%      0.89%(c)
 Portfolio turnover
 (d)....................      14.19%(b)    13.52%   13.17%    22.66%     19.82%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                    GROWTH AND INCOME STOCK FUND
                                                                    Trust Shares
                              Financial Highlights

                          For the six
                          months ended         For the year ended September 30,
                           March 31,     ------------------------------------------------
                              2000         1999      1998      1997      1996      1995
                          ------------   --------  --------  --------  --------  --------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $  19.64     $  18.52  $  20.02  $  15.34  $  12.99  $  11.28
                            --------     --------  --------  --------  --------  --------
Investment Activities
 Net investment income..        0.16         0.30      0.28      0.30      0.29      0.28
 Net realized and
 unrealized gain (loss)
 on investments.........        0.13         1.93     (0.17)     5.31      2.44      1.98
                            --------     --------  --------  --------  --------  --------
  Total from Investment
  Activities............        0.29         2.23      0.11      5.61      2.73      2.26
                            --------     --------  --------  --------  --------  --------
Distributions
 Net investment income..       (0.16)       (0.30)    (0.28)    (0.30)    (0.29)    (0.28)
 Net realized gains.....       (1.59)       (0.81)    (1.33)    (0.63)    (0.09)    (0.12)
 In excess of net
 realized gains.........          --           --        --        --        --     (0.15)
                            --------     --------  --------  --------  --------  --------
  Total Distributions...       (1.75)       (1.11)    (1.61)    (0.93)    (0.38)    (0.55)
                            --------     --------  --------  --------  --------  --------
Net Asset Value, End of
Period..................    $  18.18     $  19.64  $  18.52  $  20.02  $  15.34  $  12.99
                            ========     ========  ========  ========  ========  ========
Total Return............        1.34%(b)    11.89%     0.35%    38.13%    21.31%    20.88%
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $352,881     $379,321  $348,613  $308,984  $206,659  $145,603
 Ratio of expenses to
 average net assets.....        0.86%(c)     0.84%     0.85%     0.84%     0.86%     0.82%
 Ratio of net investment
 income to average net
 assets.................        1.71%(c)     1.47%     1.43%     1.77%     2.07%     2.40%
 Ratio of expenses to
 average net assets*....        1.07%(c)     1.09%     1.09%     1.08%     1.10%     1.10%
 Ratio of net investment
 income to average net
 assets*................        1.50%(c)     1.23%     1.19%     1.53%     1.83%     2.11%
 Portfolio turnover
 (a)....................       14.19%(b)    13.52%    13.17%    22.66%    19.82%     8.73%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

BALANCED FUND
Class A Shares
                              Financial Highlights

                          For the six
                          months ended      For the year ended September 30,
                           March 31,     ------------------------------------------
                              2000        1999     1998     1997     1996     1995
                          ------------   -------  -------  -------  -------  ------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $ 13.83      $ 13.82  $ 13.63  $ 11.96  $ 11.04  $ 9.76
                            -------      -------  -------  -------  -------  ------
Investment Activities
 Net investment income..       0.18         0.35     0.39     0.45     0.43    0.44
 Net realized and
 unrealized gain (loss)
 on investments.........      (0.05)        0.74     0.54     2.04     0.92    1.27
                            -------      -------  -------  -------  -------  ------
  Total from Investment
  Activities............       0.13         1.09     0.93     2.49     1.35    1.71
                            -------      -------  -------  -------  -------  ------
Distributions
 Net investment income..      (0.18)       (0.35)   (0.39)   (0.45)   (0.43)  (0.43)
 Net realized gains.....      (0.58)       (0.73)   (0.35)   (0.37)      --      --
                            -------      -------  -------  -------  -------  ------
  Total Distributions...      (0.76)       (1.08)   (0.74)   (0.82)   (0.43)  (0.43)
                            -------      -------  -------  -------  -------  ------
Net Asset Value, End of
Period..................    $ 13.20      $ 13.83  $ 13.82  $ 13.63  $ 11.96  $11.04
                            =======      =======  =======  =======  =======  ======
Total Return (excludes
sales charge)...........       0.92%(b)     7.72%    6.89%   21.76%   12.43%  18.00%
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $19,135      $21,207  $21,948  $17,234  $12,456  $9,257
 Ratio of expenses to
 average net assets.....       1.16%(c)     1.15%    1.17%    1.18%    1.20%   1.17%
 Ratio of net investment
 income to average net
 assets.................       2.69%(c)     2.43%    2.75%    3.63%    3.78%   4.27%
 Ratio of expenses to
 average net assets*....       1.62%(c)     1.64%    1.66%    1.67%    1.69%   1.71%
 Ratio of net investment
 income to average net
 assets*................       2.23%(c)     1.94%    2.26%    3.14%    3.29%   3.73%
 Portfolio turnover(a)..      34.43%(b)    35.98%   31.85%   27.07%   19.87%  23.68%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                                   BALANCED FUND
                                                                  Class B Shares
                              Financial Highlights

                          For the six      For the year ended       January 1,
                          months ended       September 30,            1996 to
                           March 31,     ------------------------  September 30,
                              2000        1999     1998     1997     1996 (a)
                          ------------   -------  -------  ------  -------------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $ 13.75      $ 13.76  $ 13.57  $11.91     $11.54
                            -------      -------  -------  ------     ------
Investment Activities
 Net investment income..       0.13         0.26     0.28    0.36       0.27
 Net realized and
 unrealized gain (loss)
 on investments.........      (0.06)        0.71     0.55    2.04       0.37
                            -------      -------  -------  ------     ------
  Total from Investment
  Activities............       0.07         0.97     0.83    2.40       0.64
                            -------      -------  -------  ------     ------
Distributions
 Net investment income..      (0.13)       (0.25)   (0.29)  (0.37)     (0.27)
 Net realized gains.....      (0.58)       (0.73)   (0.35)  (0.37)        --
                            -------      -------  -------  ------     ------
  Total Distributions...      (0.71)       (0.98)   (0.64)  (0.74)     (0.27)
                            -------      -------  -------  ------     ------
Net Asset Value, End of
Period..................    $ 13.11      $ 13.75  $ 13.76  $13.57     $11.91
                            =======      =======  =======  ======     ======
Total Return (excludes
redemption charge)......       0.48%(b)     6.82%    6.16%  20.90%      5.67%(b)
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $19,623      $21,610  $15,183  $6,360     $2,339
 Ratio of expenses to
 average net assets.....       1.91%(c)     1.90%    1.92%   1.93%      1.95%(c)
 Ratio of net investment
 income to average net
 assets.................       1.94%(c)     1.70%    1.98%   2.88%      3.13%(c)
 Ratio of expenses to
 average net assets*....       2.12%(c)     2.14%    2.16%   2.17%      2.18%(c)
 Ratio of net investment
 income to average net
 assets*................       1.73%(c)     1.46%    1.74%   2.64%      2.90%(c)
 Portfolio turnover(d)..      34.43%(b)    35.98%   31.85%  27.07%     19.87%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

BALANCED FUND
Trust Shares
                              Financial Highlights

                          For the six
                          months ended       For the year ended September 30,
                           March 31,     ---------------------------------------------
                              2000         1999      1998     1997     1996     1995
                          ------------   --------  --------  -------  -------  -------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $  13.80     $  13.79  $  13.60  $ 11.93  $ 11.01  $  9.74
                            --------     --------  --------  -------  -------  -------
Investment Activities
 Net investment income..        0.20         0.39      0.42     0.49     0.46     0.46
 Net realized and
 unrealized gain (loss)
 on investments.........       (0.06)        0.74      0.54     2.04     0.92     1.27
                            --------     --------  --------  -------  -------  -------
  Total from Investment
  Activities............        0.14         1.13      0.96     2.53     1.38     1.73
                            --------     --------  --------  -------  -------  -------
Distributions
 Net investment income..       (0.20)       (0.39)    (0.42)   (0.49)   (0.46)   (0.46)
 Net realized gains.....       (0.58)       (0.73)    (0.35)   (0.37)      --       --
                            --------     --------  --------  -------  -------  -------
  Total Distributions...       (0.78)       (1.12)    (0.77)   (0.86)   (0.46)   (0.46)
                            --------     --------  --------  -------  -------  -------
Net Asset Value, End of
Period..................    $  13.16     $  13.80  $  13.79  $ 13.60  $ 11.93  $ 11.01
                            ========     ========  ========  =======  =======  =======
Total Return............        0.98%(b)     8.01%     7.18%   22.11%   12.74%   18.23%
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $109,327     $120,278  $108,943  $88,524  $69,374  $49,794
 Ratio of expenses to
 average net assets.....        0.91%(c)     0.90%     0.92%    0.93%    0.95%    0.92%
 Ratio of net investment
 income to average net
 assets.................        2.94%(c)     2.69%     3.00%    3.88%    4.03%    4.51%
 Ratio of expenses to
 average net assets*....        1.12%(c)     1.14%     1.16%    1.17%    1.19%    1.21%
 Ratio of net investment
 income to average net
 assets*................        2.73%(c)     2.45%     2.76%    3.64%    3.79%    4.22%
 Portfolio turnover(a)..       34.43%(b)    35.98%    31.85%   27.07%   19.87%   23.68%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                       LARGE COMPANY GROWTH FUND
                                                                  Class A Shares
                              Financial Highlights

                                    For the six        For the     October 3,
                                    months ended     year ended      1997 to
                                     March 31,      September 30, September 30,
                                        2000            1999        1998 (a)
                                    ------------    ------------- -------------
                                    (Unaudited)
Net Asset Value, Beginning of
Period............................    $ 11.96          $ 9.62        $10.00
                                      -------          ------        ------
Investment Activities
 Net investment loss..............      (0.02)          (0.04)           --
 Net realized and unrealized gain
 (loss) on investments............       4.62            2.94         (0.25)
                                      -------          ------        ------
  Total from Investment
  Activities......................       4.60            2.90         (0.25)
                                      -------          ------        ------
Distributions
 Net investment income............         --              --         (0.03)
 Net realized gains...............      (0.74)          (0.56)        (0.10)
                                      -------          ------        ------
  Total Distributions.............      (0.74)          (0.56)        (0.13)
                                      =======          ======        ======
Net Asset Value, End of Period....    $ 15.82          $11.96        $ 9.62
Total Return (excludes sales
charge)...........................      39.51% (b)      30.93%        (2.54%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..    $11,515          $5,912        $1,938
 Ratio of expenses to average net
 assets...........................       1.20% (c)       1.22%         1.39% (c)
 Ratio of net investment loss to
 average net assets...............      (0.43%)(c)      (0.34%)       (0.04%)(c)
 Ratio of expenses to average net
 assets*..........................       1.65% (c)       1.71%         1.87% (c)
 Ratio of net investment loss to
 average net assets*..............      (0.88%)(c)      (0.83%)       (0.52%)(c)
 Portfolio turnover(d)............      42.90% (b)      67.59%       108.36% (b)

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

LARGE COMPANY GROWTH FUND
Class B Shares
                              Financial Highlights

                                    For the six        For the     October 3,
                                    months ended     year ended      1997 to
                                     March 31,      September 30, September 30,
                                        2000            1999        1998 (a)
                                    ------------    ------------- -------------
                                    (Unaudited)
Net Asset Value, Beginning of
Period............................    $ 11.82          $  9.58       $10.00
                                      -------          -------       ------
Investment Activities
 Net investment loss..............      (0.07)           (0.12)       (0.02)
 Net realized and unrealized gain
 (loss) on investments............       4.56             2.92        (0.29)
                                      -------          -------       ------
  Total from Investment
  Activities......................       4.49             2.80        (0.31)
                                      -------          -------       ------
Distributions
 Net investment income............         --               --        (0.01)
 Net realized gains...............      (0.74)           (0.56)       (0.10)
                                      -------          -------       ------
  Total Distributions.............      (0.74)           (0.56)       (0.11)
                                      -------          -------       ------
Net Asset Value, End of Period....    $ 15.57          $ 11.82       $ 9.58
                                      =======          =======       ======
Total Return (excludes redemption
charge)...........................      39.04%(b)        29.97%       (3.13%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..    $23,704          $12,289       $3,985
 Ratio of expenses to average net
 assets...........................       1.95%(c)         1.97%        2.14%(c)
 Ratio of net investment loss to
 average net assets...............      (1.18%)(c)       (1.08%)      (0.78%)(c)
 Ratio of expenses to average net
 assets*..........................       2.15%(c)         2.21%        2.37%(c)
 Ratio of net investment loss to
 average net assets*..............      (1.38%)(c)       (1.32%)      (1.01%)(c)
 Portfolio turnover (d)...........      42.90%(b)        67.59%      108.36%(b)

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                       LARGE COMPANY GROWTH FUND
                                                                    Trust Shares
                              Financial Highlights

                                   For the six        For the     October 3,
                                   months ended     year ended      1997 to
                                    March 31,      September 30, September 30,
                                       2000            1999        1998 (a)
                                   ------------    ------------- -------------
                                   (Unaudited)
Net Asset Value, Beginning of
Period...........................    $  11.99         $  9.63       $ 10.00
                                     --------         -------       -------
Investment Activities
 Net investment income (loss)....       (0.01)          (0.01)         0.04
 Net realized and unrealized gain
 (loss) on investments...........        4.65            2.93         (0.27)
                                     --------         -------       -------
  Total from Investment
  Activities.....................        4.64            2.92         (0.23)
                                     --------         -------       -------
Distributions
 Net investment income...........          --              --         (0.04)
 Net realized gains..............       (0.74)          (0.56)        (0.10)
                                     --------         -------       -------
  Total Distributions............       (0.74)          (0.56)        (0.14)
                                     --------         -------       -------
Net Asset Value, End of Period...    $  15.89         $ 11.99       $  9.63
                                     ========         =======       =======
Total Return.....................       39.76% (b)      31.15%        (2.33%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period
 (000)...........................    $134,461         $90,635       $50,975
 Ratio of expenses to average net
 assets..........................        0.94% (c)       0.98%         1.06% (c)
 Ratio of net investment income
 (loss) to average net assets....       (0.19%)(c)      (0.08%)        0.41% (c)
 Ratio of expenses to average net
 assets*.........................        1.15% (c)       1.22%         1.30% (c)
 Ratio of net investment income
 (loss) to average net assets*...       (0.39%)(c)      (0.32%)        0.17% (c)
 Portfolio turnover (d)..........       42.90% (b)      67.59%       108.36% (b)

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

SMALL COMPANY GROWTH FUND
Class A Shares
                              Financial Highlights

                          For the six     For the year ended September           December 7,
                          months ended                 30,                         1994 to
                           March 31,      -----------------------------------   September 30,
                              2000         1999      1998     1997      1996      1995 (a)
                          ------------    -------   ------   -------   ------   -------------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $ 24.92       $ 17.50   $23.33   $ 21.06   $14.53      $10.00
                            -------       -------   ------   -------   ------      ------
Investment Activities
 Net investment loss....      (0.17)        (0.28)   (0.29)    (0.15)   (0.20)      (0.08)
 Net realized and
 unrealized gain (loss)
 on investments.........      17.82          7.70    (5.23)     2.44     6.73        4.61
                            -------       -------   ------   -------   ------      ------
  Total from Investment
  Activities............      17.65          7.42    (5.52)     2.29     6.53        4.53
                            -------       -------   ------   -------   ------      ------
Distributions
 Net realized gains.....      (3.00)           --       --        --       --          --
 In excess of net
 realized gains.........         --            --    (0.31)    (0.02)      --          --
                            -------       -------   ------   -------   ------      ------
  Total Distributions...      (3.00)           --    (0.31)    (0.02)      --          --
                            -------       -------   ------   -------   ------      ------
Net Asset Value, End of
Period..................    $ 39.57       $ 24.92   $17.50   $ 23.33   $21.06      $14.53
                            =======       =======   ======   =======   ======      ======
Total Return (excludes
sales charge)...........      75.14%(b)     42.32%  (23.81%)   10.90%   44.94%      45.30%(b)
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $20,181       $11,336   $9,456   $12,676   $7,413      $1,096
 Ratio of expenses to
 average net assets.....       1.60% (c)     1.80%    1.86%     1.89%    2.01%       2.50% (c)
 Ratio of net investment
 loss to average net
 assets.................      (0.90%)(c)    (1.23%)  (1.36%)   (1.29%)  (1.26%)     (1.56%)(c)
 Ratio of expenses to
 average net assets*....       1.85% (c)     2.05%    2.11%     2.14%    2.26%       2.84% (c)
 Ratio of net investment
 loss to average net
 assets*................      (1.15%)(c)    (1.48%)  (1.61%)   (1.54%)  (1.51%)     (1.90%)(c)
 Portfolio turnover
 (d)....................      99.12% (b)   184.39%  157.44%    80.66%   71.62%      46.97% (b)

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                       SMALL COMPANY GROWTH FUND
                                                                  Class B Shares
                              Financial Highlights

                          For the six      For the year ended          January 1,
                          months ended        September 30,              1996 to
                           March 31,      -------------------------   September 30,
                              2000         1999      1998     1997      1996 (a)
                          ------------    -------   ------   ------   -------------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $ 24.21       $ 17.13   $23.02   $20.92      $15.24
                            -------       -------   ------   ------      ------
Investment Activities
 Net investment loss....      (0.25)        (0.41)   (0.39)   (0.20)      (0.21)
 Net realized and
 unrealized gain (loss)
 on investments.........      17.23          7.49    (5.19)    2.32        5.89
                            -------       -------   ------   ------      ------
  Total from Investment
  Activities............      16.98          7.08    (5.58)    2.12        5.68
                            -------       -------   ------   ------      ------
Distributions
 Net realized gains.....      (3.00)           --       --       --          --
 In excess of net
 realized gains.........         --            --    (0.31)   (0.02)         --
                            -------       -------   ------   ------      ------
  Total Distributions...      (3.00)           --    (0.31)   (0.02)         --
                            -------       -------   ------   ------      ------
Net Asset Value, End of
Period..................    $ 38.19       $ 24.21   $17.13   $23.02      $20.92
                            =======       =======   ======   ======      ======
Total Return (excludes
redemption charge)......      74.55%(b)     41.25%  (24.40%)  10.16%      37.27%(b)
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $21,420       $11,054   $8,609   $8,869      $3,200
 Ratio of expenses to
 average net assets.....       2.35% (c)     2.55%    2.61%    2.64%       2.72% (c)
 Ratio of net investment
 loss to average net
 assets.................      (1.67%)(c)    (1.98%)  (2.11%)  (2.04%)     (2.01%)(c)
 Portfolio turnover(d)..      99.12% (b)   184.39%  157.44%   80.66%      71.62%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

SMALL COMPANY GROWTH FUND
Trust Shares
                              Financial Highlights

                          For the six                                               December 7,
                          months ended    For the year ended September 30,            1994 to
                           March 31,      --------------------------------------   September 30,
                              2000          1999      1998      1997      1996       1995 (a)
                          ------------    --------   -------   -------   -------   -------------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $  25.25      $  17.69   $ 23.52   $ 21.18   $ 14.57      $ 10.00
                            --------      --------   -------   -------   -------      -------
Investment Activities
 Net investment loss....       (0.11)        (0.22)    (0.20)    (0.11)    (0.17)       (0.07)
 Net realized and
 unrealized gain (loss)
 on investments.........       18.07          7.78     (5.32)     2.47      6.78         4.64
                            --------      --------   -------   -------   -------      -------
  Total from Investment
  Activities............       17.96          7.56     (5.52)     2.36      6.61         4.57
                            --------      --------   -------   -------   -------      -------
Distributions
 Net realized gains.....       (3.00)           --        --        --        --           --
 In excess of net
 realized gains.........          --            --     (0.31)    (0.02)       --           --
                            --------      --------   -------   -------   -------      -------
  Total Distributions...       (3.00)           --     (0.31)    (0.02)       --           --
                            --------      --------   -------   -------   -------      -------
Net Asset Value, End of
Period..................    $  40.21      $  25.25   $ 17.69   $ 23.52   $ 21.18      $ 14.57
                            ========      ========   =======   =======   =======      =======
Total Return............       75.41%(b)     42.66%   (23.62%)   11.17%    45.37%       45.70%(b)
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $199,171      $105,725   $65,180   $58,660   $36,373      $16,962
 Ratio of expenses to
 average net assets.....        1.35% (c)     1.54%     1.61%     1.64%     1.79%        2.33% (c)
 Ratio of net investment
 loss to average net
 assets.................       (0.67%)(c)    (0.98%)   (1.11%)   (1.04%)   (1.00%)      (1.34%)(c)
 Ratio of expenses to
 average net assets*....        1.35% (c)     1.55%     1.61%     1.64%     1.79%        2.24% (c)
 Ratio of net investment
 loss to average net
 assets*................       (0.67%)(c)    (0.98%)   (1.11%)   (1.04%)   (1.00%)      (1.43%)(c)
 Portfolio turnover
 (d)....................       99.12% (b)   184.39%   157.44%    80.66%    71.62%       46.97% (b)

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                       INTERNATIONAL EQUITY FUND
                                                                  Class A Shares
                              Financial Highlights

                          For the six       For the       For the     January 2,
                          months ended    year ended    year ended      1997 to
                           March 31,     September 30, September 30, September 30,
                              2000           1999          1998        1997 (a)
                          ------------   ------------- ------------- -------------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....     $12.48         $ 9.91        $11.24        $10.00
                             ------         ------        ------        ------
Investment Activities
 Net investment income
 (loss).................      (0.04)         (0.01)         0.03          0.03
 Net realized and
 unrealized gain (loss)
 on investments and
 foreign currency
 transactions...........       2.66           2.78         (1.09)         1.25
                             ------         ------        ------        ------
  Total from Investment
  Activities............       2.62           2.77         (1.06)         1.28
                             ------         ------        ------        ------
Distributions
 Net investment income..         --          (0.03)        (0.03)        (0.02)
 Net realized gains.....      (0.63)         (0.17)        (0.23)           --
 In excess of net
 investment income......         --             --         (0.01)        (0.02)
                             ------         ------        ------        ------
  Total Distributions...      (0.63)         (0.20)        (0.27)        (0.04)
                             ------         ------        ------        ------
Net Asset Value, End of
Period..................     $14.47         $12.48        $ 9.91        $11.24
                             ======         ======        ======        ======
Total Return (excludes
sales charge)...........      21.35% (b)     28.33%        (9.60%)       12.84% (b)
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........     $2,898         $1,906        $1,314        $  833
 Ratio of expenses to
 average net assets.....       1.71% (c)      1.81%         1.75%         1.97% (c)
 Ratio of net investment
 income (loss) to
 average net assets.....      (0.68%)(c)     (0.07%)        0.26%         0.14% (c)
 Ratio of expenses to
 average net assets*....       1.96% (c)      2.06%         2.01%         2.24% (c)
 Ratio of net investment
 income (loss) to
 average net assets*....      (0.93%)(c)     (0.32%)        0.00%        (0.13%)(c)
 Portfolio turnover
 (d)....................      87.30% (b)     82.00%        53.27%        41.45% (b)

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

INTERNATIONAL EQUITY FUND
Class B Shares
                              Financial Highlights

                          For the six       For the       For the     January 2,
                          months ended    year ended    year ended      1997 to
                           March 31,     September 30, September 30, September 30,
                              2000           1999          1998        1997 (a)
                          ------------   ------------- ------------- -------------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....     $12.34         $ 9.85        $11.23        $10.00
                             ------         ------        ------        ------
Investment Activities
 Net investment income
 (loss).................      (0.08)         (0.10)        (0.04)        (0.01)
 Net realized and
 unrealized gain (loss)
 on investments and
 foreign currency
 transactions...........       2.61           2.77         (1.10)         1.26
                             ------         ------        ------        ------
  Total from Investment
  Activities............       2.53           2.67         (1.14)         1.25
                             ------         ------        ------        ------
Distributions
 Net investment income..         --          (0.01)           --            --
 Net realized gains.....      (0.63)         (0.17)        (0.23)           --
 In excess of net
 investment income......         --             --         (0.01)        (0.02)
                             ------         ------        ------        ------
  Total Distributions...      (0.63)         (0.18)        (0.24)        (0.02)
                             ------         ------        ------        ------
Net Asset Value, End of
Period..................     $14.24         $12.34        $ 9.85        $11.23
                             ======         ======        ======        ======
Total Return (excludes
redemption charge)......      20.85% (b)     27.46%       (10.29%)       12.51% (b)
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........     $3,711         $2,378        $1,923        $1,179
 Ratio of expenses to
 average net assets.....       2.46% (c)      2.56%         2.50%         2.69% (c)
 Ratio of net investment
 income (loss) to
 average net assets.....      (1.44%)(c)     (0.84%)       (0.50%)       (0.62%)(c)
 Ratio of expenses to
 average net assets*....       2.46% (c)      2.56%         2.51%         2.74% (c)
 Ratio of net investment
 income (loss) to
 average net assets*....      (1.44%)(c)     (0.84%)       (0.51%)       (0.66%)(c)
 Portfolio turnover
 (d)....................      87.30% (b)     82.00%        53.27%        41.45% (b)

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                       INTERNATIONAL EQUITY FUND
                                                                    Trust Shares
                              Financial Highlights

                          For the six        For the       For the     January 2,
                          months ended     year ended    year ended      1997 to
                           March 31,      September 30, September 30, September 30,
                              2000            1999          1998        1997 (a)
                          ------------    ------------- ------------- -------------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $  12.56         $  9.95       $ 11.28       $ 10.00
                            --------         -------       -------       -------
Investment Activities
 Net investment income
 (loss).................       (0.03)           0.02          0.06          0.03
 Net realized and
 unrealized gain (loss)
 on investments and
 foreign currency
 transactions...........        2.69            2.80         (1.10)         1.30
                            --------         -------       -------       -------
  Total from Investment
  Activities............        2.66            2.82         (1.04)         1.33
                            --------         -------       -------       -------
Distributions
 Net investment income..          --           (0.04)        (0.06)        (0.02)
 Net realized gains.....       (0.63)          (0.17)        (0.23)           --
 In excess of net
 investment income......          --              --            --         (0.03)
                            --------         -------       -------       -------
  Total Distributions...       (0.63)          (0.21)        (0.29)        (0.05)
                            --------         -------       -------       -------
Net Asset Value, End of
Period..................    $  14.59         $ 12.56       $  9.95       $ 11.28
                            ========         =======       =======       =======
Total Return............       21.54% (b)      28.70%       (9.45%)        13.34%(b)
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $122,814         $97,447       $70,356       $52,373
 Ratio of expenses to
 average net assets.....        1.45% (c)       1.56%         1.50%         1.79%(c)
 Ratio of net investment
 income (loss) to
 average net assets.....       (0.44%)(c)       0.18%         0.50%         0.32%(c)
 Ratio of expenses to
 average net assets*....        1.45% (c)       1.56%         1.51%         1.81%(c)
 Ratio of net investment
 income (loss) to
 average net assets*....       (0.44%)(c)       0.18%         0.49%         0.30%(c)
 Portfolio turnover
 (d)....................       87.30% (b)      82.00%        53.27%        41.45%(b)

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

CAPITAL MANAGER CONSERVATIVE GROWTH FUND
Class A Shares
                              Financial Highlights

                                      For the six      For the     January 29,
                                      months ended   year ended      1998 to
                                       March 31,    September 30, September 30,
                                          2000          1999        1998 (a)
                                      ------------  ------------- -------------
                                      (Unaudited)
Net Asset Value, Beginning of Peri-
od..................................     $10.39        $10.05        $10.09
                                         ------        ------        ------
Investment Activities
 Net investment income..............       0.19          0.30          0.19
 Net realized and unrealized gain
 (loss) on investments with
 affiliates.........................       0.56          0.52         (0.01)
                                         ------        ------        ------
  Total from Investment Activities..       0.75          0.82          0.18
                                         ------        ------        ------
Distributions
 Net investment income..............      (0.20)        (0.31)        (0.22)
 Net realized gains.................      (0.22)        (0.17)           --
                                         ------        ------        ------
  Total Distributions...............      (0.42)        (0.48)        (0.22)
                                         ------        ------        ------
Net Asset Value, End of Period......     $10.72        $10.39        $10.05
                                         ======        ======        ======
Total Return (excludes sales
charge).............................       7.31%(b)      8.19%         1.89%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)....     $  287        $  532        $  119
 Ratio of expenses to average net
 assets.............................       0.63%(c)      0.62%         0.83%(c)
 Ratio of net investment income to
 average net assets.................       3.65%(c)      2.95%         2.91%(c)
 Ratio of expenses to average net
 assets*............................       1.53%(c)      1.07%         1.33%(c)
 Ratio of net investment income to
 average net assets*................       2.75%(c)      2.49%         2.41%(c)
 Portfolio turnover (d).............      21.28%(b)     16.45%         4.28%

----
The expense ratios noted do not include the effect of the expenses of the underlying funds.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                        CAPITAL MANAGER CONSERVATIVE GROWTH FUND
                                                                  Class B Shares
                              Financial Highlights

                                                    For the six    January 29,
                                                    months ended     1999 to
                                                     March 31,    September 30,
                                                        2000        1999 (a)
                                                    ------------  -------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period..............     $10.39        $10.54
                                                       ------        ------
Investment Activities
 Net investment income............................       0.15          0.21
 Net realized and unrealized gain (loss) on
 investments with affiliates......................       0.57         (0.15)
                                                       ------        ------
  Total from Investment Activities................       0.72          0.06
                                                       ------        ------
Distributions
 Net investment income............................      (0.16)        (0.21)
 Net realized gains...............................      (0.22)           --
                                                       ------        ------
  Total Distributions.............................      (0.38)        (0.21)
                                                       ------        ------
Net Asset Value, End of Period....................     $10.73        $10.39
                                                       ======        ======
Total Return (excludes redemption charge).........       7.03%(b)      0.59%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..................     $  132        $  110
 Ratio of expenses to average net assets..........       1.39%(c)      1.35%(c)
 Ratio of net investment income to average net
 assets...........................................       2.88%(c)      3.92%(c)
 Ratio of expenses to average net assets*.........       2.04%(c)      1.75%(c)
 Ratio of net investment income to average net
 assets*..........................................       2.23%(c)      3.52%(c)
 Portfolio turnover (d)...........................      21.28%(b)     16.45%

----
The expense ratios noted do not include the effect of the expenses of the underlying funds.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

CAPITAL MANAGER CONSERVATIVE GROWTH FUND
Trust Shares
                              Financial Highlights

                                      For the six       For the     October 2,
                                      months ended    year ended      1997 to
                                       March 31,     September 30, September 30,
                                          2000           1999        1998 (a)
                                      ------------   ------------- -------------
                                      (Unaudited)
Net Asset Value, Beginning of
Period..............................    $ 10.43         $ 10.08       $ 10.00
                                        -------         -------       -------
Investment Activities
 Net investment income..............       0.21            0.32          0.32
 Net realized and unrealized gain
 (loss) on investments with
 affiliates.........................       0.56            0.53          0.08
                                        -------         -------       -------
  Total from Investment Activities..       0.77            0.85          0.40
                                        -------         -------       -------
Distributions
 Net investment income..............      (0.21)          (0.33)        (0.32)
 Net realized gains.................      (0.22)          (0.17)           --
                                        -------         -------       -------
  Total Distributions...............      (0.43)          (0.50)        (0.32)
                                        -------         -------       -------
Net Asset Value, End of Period......    $ 10.77         $ 10.43       $ 10.08
                                        =======         =======       =======
Total Return........................       7.51%(b)        8.47%         3.95%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)....    $31,723         $32,590       $23,773
 Ratio of expenses to average net
 assets.............................       0.38%(c)        0.38%         0.47%(c)
 Ratio of net investment income to
 average net assets.................       3.86%(c)        3.15%         3.12%(c)
 Ratio of expenses to average net
 assets*............................       1.03%(c)        0.58%         0.67%(c)
 Ratio of net investment income to
 average net assets*................       3.21%(c)        2.95%         2.92%(c)
 Portfolio turnover(d)..............      21.28%(b)       16.45%         4.28%

----
The expense ratios noted do not include the effect of the expenses of the underlying funds.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                            CAPITAL MANAGER MODERATE GROWTH FUND
                                                                  Class A Shares
                              Financial Highlights

                                      For the six      For the     January 29,
                                      months ended   year ended      1998 to
                                       March 31,    September 30, September 30,
                                          2000          1999        1998 (a)
                                      ------------  ------------- -------------
                                      (Unaudited)
Net Asset Value, Beginning of
Period..............................     $10.65        $ 9.85        $10.01
                                         ------        ------        ------
Investment Activities
 Net investment income..............       0.17          0.22          0.15
 Net realized and unrealized gain
 (loss) on investments with
 affiliates.........................       1.06          1.06         (0.15)
                                         ------        ------        ------
  Total from Investment Activities..       1.23          1.28            --
                                         ------        ------        ------
Distributions
 Net investment income..............      (0.16)        (0.23)        (0.16)
 Net realized gains.................      (0.29)        (0.25)           --
                                         ------        ------        ------
  Total Distributions...............      (0.45)        (0.48)        (0.16)
                                         ------        ------        ------
Net Asset Value, End of Period......     $11.43        $10.65        $ 9.85
                                         ======        ======        ======
Total Return (excludes sales
charge).............................      11.71%(b)     13.07%         0.10%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)....     $1,454        $1,635        $1,146
 Ratio of expenses to average net
 assets.............................       0.65%(c)      0.68%         0.93%(c)
 Ratio of net investment income to
 average net assets.................       2.80%(c)      1.93%         1.93%(c)
 Ratio of expenses to average net
 assets*............................       1.55%(c)      1.13%         1.39%(c)
 Ratio of net investment income to
 average net assets*................       1.90%(c)      1.48%         1.47%(c)
 Portfolio turnover(d)..............      26.01%(b)     17.33%         4.85%

----
The expense ratios noted do not include the effect of the expenses of the underlying funds.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

CAPITAL MANAGER MODERATE GROWTH FUND
Class B Shares
                              Financial Highlights

                                                    For the six    January 29,
                                                    months ended     1999 to
                                                     March 31,    September 30,
                                                        2000        1999 (a)
                                                    ------------  -------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period..............     $10.64        $10.64
                                                       ------        ------
Investment Activities
 Net investment income............................       0.11          0.14
 Net realized and unrealized gain on investments
 with affiliates..................................       1.07            --
                                                       ------        ------
  Total from Investment Activities................       1.18          0.14
                                                       ------        ------
Distributions
 Net investment income............................      (0.13)        (0.14)
 Net realized gains...............................      (0.29)           --
                                                       ------        ------
  Total Distributions.............................      (0.42)        (0.14)
                                                       ------        ------
Net Asset Value, End of Period....................     $11.40        $10.64
                                                       ======        ======
Total Return (excludes redemption charge).........      11.22%(b)      1.29%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..................     $  381        $  197
 Ratio of expenses to average net assets..........       1.41%(c)      1.47%(c)
 Ratio of net investment income to average net
 assets...........................................       2.14%(c)      2.54%(c)
 Ratio of expenses to average net assets*.........       2.06%(c)      1.78%(c)
 Ratio of net investment income to average net
 assets*..........................................       1.49%(c)      2.23%(c)
 Portfolio turnover(d)............................      26.01%(b)     17.33%

----
The expense ratios noted do not include the effect of the expenses of the underlying funds.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                            CAPITAL MANAGER MODERATE GROWTH FUND
                                                                    Trust Shares
                              Financial Highlights

                                      For the six       For the     October 2,
                                      months ended    year ended      1997 to
                                       March 31,     September 30, September 30,
                                          2000           1999        1998 (a)
                                      ------------   ------------- -------------
                                      (Unaudited)
Net Asset Value, Beginning of
Period..............................    $ 10.65         $  9.85       $ 10.00
                                        -------         -------       -------
Investment Activities
 Net investment income..............       0.18            0.25          0.23
 Net realized and unrealized gain
 (loss) on investments with
 affiliates.........................       1.07            1.05         (0.16)
                                        -------         -------       -------
  Total from Investment Activities..       1.25            1.30          0.07
                                        -------         -------       -------
Distributions
 Net investment income..............      (0.18)          (0.25)        (0.22)
 Net realized gains.................      (0.29)          (0.25)          --
                                        -------         -------       -------
  Total Distributions...............      (0.47)          (0.50)        (0.22)
                                        -------         -------       -------
Net Asset Value, End of Period......    $ 11.43         $ 10.65       $  9.85
                                        =======         =======       =======
Total Return........................      11.85%(b)       13.34%         0.68%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)....    $28,856         $26,800       $21,682
 Ratio of expenses to average net
 assets.............................       0.40%(c)        0.43%         0.46%(c)
 Ratio of net investment income to
 average net assets.................       3.18%(c)        2.17%         2.21%(c)
 Ratio of expenses to average net
 assets*............................       1.05%(c)        0.63%         0.66%(c)
 Ratio of net investment income to
 average net assets*................       2.53%(c)        1.97%         2.01%(c)
 Portfolio turnover(d)..............      26.01%(b)       17.33%         4.85%

----
The expense ratios noted do not include the effect of the expenses of the underlying funds.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

CAPITAL MANAGER GROWTH FUND
Class A Shares
                              Financial Highlights

                                     For the six      For the     January 29,
                                     months ended   year ended      1998 to
                                      March 31,    September 30, September 30,
                                         2000          1999        1998 (a)
                                     ------------  ------------- -------------
                                     (Unaudited)
Net Asset Value, Beginning of
Period.............................     $10.79        $ 9.67        $ 9.93
                                        ------        ------        ------
Investment Activities
 Net investment income.............       0.12          0.15          0.10
 Net realized and unrealized gain
 (loss) on investments with
 affiliates........................       1.49          1.46         (0.26)
                                        ------        ------        ------
  Total from Investment
  Activities.......................       1.61          1.61         (0.16)
                                        ------        ------        ------
Distributions
 Net investment income.............      (0.13)        (0.17)        (0.10)
 Net realized gains................      (0.36)        (0.32)           --
                                        ------        ------        ------
  Total Distributions..............      (0.49)        (0.49)        (0.10)
                                        ------        ------        ------
Net Asset Value, End of Period.....     $11.91        $10.79        $ 9.67
                                        ======        ======        ======
Total Return (excludes sales
charge)............................      15.22%(b)     16.81%        (1.45%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)...     $1,351        $  990        $  276
 Ratio of expenses to average net
 assets............................       0.68%(c)      0.69%         0.90%(c)
 Ratio of net investment income to
 average net assets................       2.33%(c)      1.24%         1.16%(c)
 Ratio of expenses to average net
 assets*...........................       1.58%(c)      1.14%         1.38%(c)
 Ratio of net investment income to
 average net assets*...............       1.43%(c)      0.78%         0.68%(c)
 Portfolio turnover(d).............      25.19%(b)     17.93%         7.69%

----
The expense ratios noted do not include the effect of the expenses of the underlying funds.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                     CAPITAL MANAGER GROWTH FUND
                                                                  Class B Shares
                              Financial Highlights

                                                    For the six    January 29,
                                                    months ended     1999 to
                                                     March 31,    September 30,
                                                        2000        1999 (a)
                                                    ------------  -------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period..............     $10.79        $10.69
                                                       ------        ------
Investment Activities
 Net investment income............................       0.09          0.10
 Net realized and unrealized gain (loss) on
 investments with affiliates......................       1.49          0.10
                                                       ------        ------
  Total from Investment Activities................       1.58          0.20
                                                       ------        ------
Distributions
 Net investment income............................      (0.11)        (0.10)
 Net realized gains...............................      (0.36)           --
                                                       ------        ------
  Total Distributions.............................      (0.47)        (0.10)
                                                       ------        ------
Net Asset Value, End of Period....................     $11.90        $10.79
                                                       ======        ======
Total Return (excludes redemption charge).........      14.89%(b)      1.87%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..................     $1,093        $  163
 Ratio of expenses to average net assets..........       1.44%(c)      1.94%(c)
 Ratio of net investment income to average net
 assets...........................................       1.53%(c)      1.16%(c)
 Ratio of expenses to average net assets*.........       2.09%(c)      2.14%(c)
 Ratio of net investment income to average net
 assets*..........................................       0.88%(c)      0.96%(c)
 Portfolio turnover(d)............................      25.19%(b)     17.93%

----
The expense ratios noted do not include the effect of the expenses of the underlying funds.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

CAPITAL MANAGER GROWTH FUND
Trust Shares
                              Financial Highlights

                                     For the six       For the     October 2,
                                     months ended    year ended      1997 to
                                      March 31,     September 30, September 30,
                                         2000           1999        1998 (a)
                                     ------------   ------------- -------------
                                     (Unaudited)
Net Asset Value, Beginning of
Period.............................    $ 10.79         $  9.68       $ 10.00
                                       -------         -------       -------
Investment Activities
 Net investment income.............       0.15            0.17          0.16
 Net realized and unrealized gain
 (loss) on investments with
 affiliates........................       1.48            1.45         (0.32)
                                       -------         -------       -------
  Total from Investment
  Activities.......................       1.63            1.62         (0.16)
                                       -------         -------       -------
Distributions
 Net investment income.............      (0.15)          (0.19)        (0.16)
 Net realized gains................      (0.36)          (0.32)           --
                                       -------         -------       -------
  Total Distributions..............      (0.51)          (0.51)        (0.16)
                                       -------         -------       -------
Net Asset Value, End of Period.....    $ 11.91         $ 10.79       $  9.68
                                       =======         =======       =======
Total Return.......................      15.36%(b)       16.96%        (1.72%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)...    $27,034         $24,063       $21,370
 Ratio of expenses to average net
 assets............................       0.43%(c)        0.46%         0.47%(c)
 Ratio of net investment income to
 average net assets................       2.59%(c)        1.43%         1.53%(c)
 Ratio of expenses to average net
 assets*...........................       1.08%(c)        0.66%         0.67%(c)
 Ratio of net investment income to
 average net assets*...............       1.94%(c)        1.23%         1.33%(c)
 Portfolio turnover(d).............      25.19%(b)       17.93%         7.69%

----
The expense ratios noted do not include the effect of the expenses of the underlying funds.
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

            BB&T Funds
Sensible Investing for Generations

                Semi-Annual Report
                   To Shareholders


                INVESTMENT ADVISOR
  Branch Banking and Trust Company
      434 Fayetteville Street Mall
                 Raleigh, NC 27601

                       DISTRIBUTOR
               BISYS Fund Services
                 3435 Stelzer Road
                Columbus, OH 43219

                     LEGAL COUNSEL
                      Ropes & Gray
               1301 K Street, N.W.
                      Suite 800 E.
            Washington D.C. 20005

                    TRANSFER AGENT
               BISYS Fund Services                  [GRAPHIC]
                 3435 Stelzer Road
                Columbus, OH 43219

                          AUDITORS
                          KPMG LLP
  Two Nationwide Plaza, Suite 1600
                Columbus, OH 43215

----------------------------------

                    March 31, 2000